UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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    LSB Industries, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notice of Annual Meeting of Stockholders

To Be Held May 14, 2021

LSB INDUSTRIES, INC.

Virtually Meeting Only

Please register at www.proxydocs.com/LXU

To the Stockholders of

LSB Industries, Inc.

The 2021 Annual Meeting of the Stockholders of LSB Industries, Inc. (the “Company”) will be held in a virtual only format.  You will not be able to attend the annual meeting in person.  Registration is required online at www.proxydocs.com/LXU.  The purpose of the Annual Meeting of Stockholders is the consideration and voting:

(1)    To elect three nominees to the Board of Directors;

(2)    To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2021;

(3)    To approve the Amended and Restated 2016 Long Term Incentive Plan;

(4)    To ratify the Section 382 Rights Agreement; and

(5)    To approve, on an advisory basis, named executive officer compensation.

The Annual Meeting will be held in a virtual-only meeting format, via live video webcast that will provide stockholders with the ability to participate in the Annual Meeting, vote their shares and ask questions. We are implementing a virtual-only meeting format in order to leverage technology to enhance stockholder access to the Annual Meeting by enabling attendance and participation from any location around the world. We believe that the virtual-only meeting format will give stockholders the opportunity to exercise the same rights as if they had attended an in-person meeting and believe that these measures will enhance stockholder access and encourage participation and communication with our Board of Directors and management.

BENEFITS OF A VIRTUAL ANNUAL MEETING

We believe a virtual-only meeting format facilitates stockholder attendance and participation by enabling all stockholders to participate fully and equally, and without cost, using an Internet-connected device from any location around the world. In addition, the virtual-only meeting format increases our ability to engage with all stockholders, regardless of size, resources or physical location, and enables us to protect the health and safety of all attendees, particularly in light of the COVID-19 pandemic.

Stockholders of record and beneficial owners as of the close of business on March 15, 2021, the record date, will have the ability to submit questions and vote electronically at the Annual Meeting via the virtual-only meeting platform.

ATTENDANCE AT THE VIRTUAL ANNUAL MEETING

Only stockholders of record and beneficial owners of shares of our common stock as of the close of business on March 15, 2021, the record date, may attend and participate in the Annual Meeting, including voting and asking questions during the virtual Annual Meeting.  You will not be able to attend the Annual Meeting physically in person.

In order to attend the Annual Meeting, you must register at www.proxydocs.com/LXU. Upon completing your registration, you will receive further instructions via email, including a unique link that will allow you access to the Annual Meeting and to vote and submit questions during the Annual Meeting.

As part of the registration process, you must enter the control number located on your proxy card, voting instruction form, or Notice of Internet Availability.  If you are a beneficial owner of shares registered in the name of a broker, bank or other nominee, you will also need to provide the registered name on your account and the name of your broker, bank or other nominee as part of the registration process.

On the day of the Annual Meeting, May 14, 2021, stockholders may begin to log in to the virtual-only Annual Meeting 15 minutes prior to the Annual Meeting.  The Annual Meeting will begin promptly at 8:30 a.m. and CDT.

We will have technicians ready to assist you with any technical difficulties you may have accessing the Annual Meeting. If you encounter any difficulties accessing the virtual-only Annual Meeting platform, including any difficulties voting or submitting questions, you may call the technical support number that will be posted in your instructional email.

QUESTIONS AT THE VIRTUAL ANNUAL MEETING

Our virtual Annual Meeting will allow stockholders to submit questions before and during the Annual Meeting. During a designated question and answer period at the Annual Meeting, we will respond to appropriate questions submitted by stockholders.

We will answer as many stockholder-submitted questions as time permits, and any questions that we are unable to address during the Annual Meeting will be answered following the meeting, with the exception of any questions that are irrelevant to the purpose of the Annual Meeting or our business or that contain inappropriate or derogatory references which are not in good taste.  If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition.

YOU WILL NOT BE ABLE TO ATTEND THE ANNUAL MEETING IN PERSON.

Your vote is important. Please sign and promptly return the enclosed proxy card in the accompanying self-addressed envelope, which requires no postage if mailed in the United States.

YOUR VOTE IS IMPORTANT

You are urged to vote your shares by promptly marking, signing, dating and returning the proxy card or, in the alternative, by voting your shares electronically either over the Internet or by touch tone telephone. Please see “QUESTIONS & ANSWERS – How Do I Cast My Vote?” in the Proxy Statement for further information and instructions.

 HOW TO VOTE

VIA THE INTERNET Visit the website listed on your proxy card
BY MAIL Sign, date and return your proxy card in the enclosed envelope
BY TELEPHONE Call the telephone number on your proxy card
IN PERSON (VIRTUAL) Attend the 2021 Annual Meeting of Stockholders in person via live video webcast

In addition, you can vote by telephone or Internet. Instructions are included on the proxy card.

By order of the Board of Directors,

Michael J. Foster
Executive Vice President,
Secretary and General Counsel

Oklahoma City, Oklahoma

April 19, 2021

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 14, 2021.

This Notice of Annual Meeting of Stockholders and related proxy materials are being distributed or made available to stockholders beginning on or about April 19, 2021. This includes instructions on how to access these materials (including the Proxy Statement for the Annual Meeting, along with the LSB 2020 Annual Report) via the Internet at www.proxydocs.com/LXU.

Proxy Statement Summary

The Annual Meeting

Below is a summary of certain information included in the Proxy Statement. Please review the entire Proxy Statement before you vote.	Time and Date:	8:30 a.m., Central Daylight Time (“CDT”), on May 14, 2021
	Place:	Virtual Meeting Only. Registration is required at www.proxydocs.com/LXU
	Record Date:	March 15, 2021

Matters For Stockholder Vote

Proposal	Board Recommendation	Page

1: Election of three nominees to our Board of Directors	“FOR” each nominee	4

2: Approval of the Amended and Restated 2016 Long Term Incentive Plan	“FOR”	11
3. Ratification of the Section 382 Rights Agreement	“FOR”	19
4: Ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm for 2021	“FOR”	23

5: Advisory vote to approve named executive officer compensation	“FOR”	23

The Annual Meeting will be held in virtual-only meeting format via live video webcast.  In order to attend the Annual Meeting, you must register at www.proxydocs.com/LXU.

You may vote at the meeting if you were a holder of record of our common stock and certain preferred stock at the close of business on March 15, 2021. Please see page 2 for instructions on how to vote your shares.

Selected Table of Contents

LSB INDUSTRIES, INC.

PROXY STATEMENT FOR

2021 ANNUAL MEETING OF STOCKHOLDERS

Compensation Discussion and Analysis	34

Compensation Philosophy – How Executive Pay is Linked to Company Performance	36

LSB INDUSTRIES, INC.

3503 NW 63rd Street, Suite 500

Oklahoma City, Oklahoma 73116

PROXY STATEMENT FOR

2021 ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 14, 2021

Solicitation Of Proxies

This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors (the “Board”) of LSB Industries, Inc. (the “Company,” “us,” “our,” or “we”) for proxies to be voted at our Annual Meeting of Stockholders to be held on May 14, 2021, at 8:30 a.m. CDT in virtual-only meeting format via live video webcast and at any adjournment thereof.

Questions and Answers

About the Annual Meeting

What matters are being considered?

You will be voting on each of the following items of business:

(1)	Election of three nominees to our Board;
(2)	Approval of the Amended and Restated 2016 Long Term Incentive Plan;
(3)	Ratification of the Section 382 Rights Agreement;
(4)	Ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm for 2021; and
(5)	Advisory vote to approve the compensation of our executive officers named in the Summary Compensation Table included in this Proxy Statement (the “named executive officers” or “NEOs”).

The Board recommends a vote “FOR” each of the director nominees and a vote “FOR” each of Proposals 2 and 3.

What is a proxy?

A proxy is your legal appointment of another person to vote the shares that you own in accordance with your instructions. The person you appoint to vote your shares is also called a proxy. On the enclosed proxy card, you will find the names of the persons designated by the Company to act as proxies to vote your shares at the annual meeting. The designated proxies are required to vote your shares in the manner you instruct.

Will other matters be brought before the annual meeting?

The Board does not intend to bring any other matters before the annual meeting and does not expect any other items of business because the deadline for stockholder proposals and nominations has already passed. However, if any other matter is properly brought before the annual meeting, the accompanying proxy gives discretionary authority to the persons named in the proxy with respect to any other matters that might be brought before the annual meeting. Those persons intend to vote that proxy in accordance with their best judgment on such matter.

Who is entitled to vote at the annual meeting?

You or your proxy may vote if you owned voting stock as of the close of business on March 15, 2021, which is the record date for determining who is eligible to vote at the annual meeting.

As of the close of business on the record date, we had the following number of shares of common stock and voting preferred stock issued and outstanding which were eligible to be voted:

(a)	30,037,749 shares of common stock, with each share entitling its holder to one vote;
(b)	20,000 shares of Series B 12% Cumulative Convertible Preferred Stock (“Series B Preferred”), with each share entitling its holder to one vote;
(c)	1,000,000 shares of Series D 6% Cumulative Convertible Preferred Stock (“Series D Preferred”), with each share entitling its holder to .875 of one vote; and
(d)	1 share of Series F-1 Redeemable Class C Preferred Stock (“Series F-1 Preferred”) entitling its holder to a number of votes equal to 456,225 shares of common stock, subject to adjustment.

Shares of our Series B Preferred, Series D Preferred and Series F-1 Preferred are referred to as our “voting preferred stock.” All of our outstanding shares of common stock and voting preferred stock will vote together as a single class on all matters coming before the annual meeting.

LSB Industries Proxy Statement	1

Questions and Answers About the Annual Meeting

What constitutes a quorum?

In order to conduct the annual meeting, we must have a quorum. Holders of a majority of the total of all of the outstanding shares of common stock and voting preferred stock will constitute a quorum for the annual meeting.

What vote is required to approve the items under consideration?

•	Directors are elected by the affirmative vote of a majority of votes cast by the holders of shares present in person or represented by proxy and entitled to vote at the annual meeting.
•

The approval of the Amended and Restated 2016 Long Term Incentive Plan requires the affirmative vote of a majority of votes cast by the holders of shares present in person or represented by proxy and entitled to vote at the annual meeting.

•

The ratification of the Section 382 Rights Agreement requires the affirmative vote of a majority of votes cast by the holders of shares present in person or represented by proxy and entitled to vote at the annual meeting.

•

The ratification of the appointment of the independent registered public accounting firm requires the affirmative vote of a majority of votes cast by the holders of shares present in person or represented by proxy and entitled to vote at the annual meeting.

•

The advisory vote on executive compensation requires the affirmative vote of a majority of votes cast by the holders of shares present in person or represented by proxy and entitled to vote at the annual meeting.

Are abstentions counted?

Abstentions occur when stockholders are present in person or by proxy at the annual meeting but fail to vote or voluntarily withhold their vote for any of the matters upon which the stockholders are voting. If your proxy indicates an abstention from voting on the proposal, the shares represented will be counted as present for the purpose of determining a quorum, but they will not be voted on any matter at the annual meeting. If you abstain from voting, you have not cast a vote and the abstention will not be counted in determining the outcome of the proposals.

How do I cast my vote?

Registered Holders. If shares are registered in your name, you may vote those shares in person at the annual meeting or by proxy. If you decide to vote by proxy, you may do so in any ONE of the following three ways.

By telephone. After reading the proxy materials, you may call the toll-free number (866) 286-3181, using a touch-tone telephone. You will be prompted to enter your Control Number, which you can find on your Notice of Internet Availability or your proxy card. This number will identify you and the Company. You can then follow the simple instructions that will be given to you to record your vote.

Over the Internet. After reading the proxy materials, you may use a computer to access the website www.proxydocs.com/LXU. You will be prompted to enter your Control Number, which you can find on your Notice of Internet Voting Availability or your proxy card. This number will identify you and the Company. You can then follow the simple instructions that will be given to you to record your vote.

By mail. After reading the proxy materials, you may vote your shares by marking, signing, dating and returning your proxy card in the envelope provided. To best ensure timely receipt of your proxy, you are encouraged to mail your proxy card for arrival by May 12, 2021.

The Internet and telephone voting procedures have been set up for your convenience and have been designed to authenticate your identity, allow you to give voting instructions and confirm that those instructions have been recorded properly.

Whether you choose to vote in person, by telephone, over the Internet or by mail, you can specify whether your shares should be voted for all, some or none of the director nominees. You can also specify whether you want to vote for or against, or abstain from voting on:

•      The approval of the Amended and Restated 2016 Long Term Incentive Plan;

•      The ratification of the Section 382 Rights Agreement;

•      The ratification of the appointment of the independent auditors; and

•      The advisory vote to approve the compensation of the Company’s named executive officers

Beneficial Owner. If your stock is held in your brokerage account, also known as “street name,” you should instruct your broker how your shares should be voted. If you fail to give your broker instructions, in some cases but not others the broker may submit a “broker non-vote,” which is explained below.

If you are a beneficial owner whose shares are held of record directly in your name by a broker, you will receive instructions from the broker describing how to direct the voting of or vote your shares. If you do not instruct your broker how to vote your shares, it may vote your shares as it decides with respect to any matter for which it has discretionary authority under the rules of the New York Stock Exchange (“NYSE”).

There are also non-discretionary matters for which your broker does not have discretionary authority to vote unless it receives timely instructions from you. A “broker non-vote” results when a broker does not have discretion to vote on a particular matter, you have not given timely instructions on how the broker should vote your shares and the broker indicates it does not have authority to vote such shares on its proxy. Although broker non-votes will be counted as present at the annual meeting for purposes of determining a quorum, they will be treated as shares not entitled to vote on the proposal.

LSB Industries Proxy Statement	2

Questions and Answers About the Annual Meeting

If your shares are held in street name and you do not give voting instructions, the broker will only be entitled to vote your shares in its discretion with respect to the ratification of the appointment of our independent registered public accounting firm. Without voting instructions from you, the record holder will not be permitted to vote your shares with respect to the election of directors or the advisory vote on executive compensation. Your shares would therefore be considered broker non-votes with respect to these proposals and would have no effect on the proposal. Accordingly, it is important for you to instruct your broker how you wish to vote your shares.

Can I change my mind after I vote?

Yes, you may change your mind at any time before the polls close at the annual meeting, which will be at 8:30 a.m. CDT on May 14, 2021. If you hold your shares directly in record name, you can change your vote by:

•	Submitting a revised proxy using the previously mentioned telephone or Internet voting systems by the deadlines described for each such method above;
•	Sending a written revocation to our Secretary by mail to LSB Industries, Inc., 3503 NW 63rd Street, Suite 500, Oklahoma City, Oklahoma 73116; or
•	Voting in person at the annual meeting.

In the absence of a revocation, shares represented by the proxies will be voted at the annual meeting. Your attendance at the annual meeting will not automatically revoke your proxy. If you do not hold your shares directly, you should follow the instructions provided by your broker, bank or nominee to revoke your previously voted proxy.

What if I sign and return my proxy card but I do not include voting instructions?

If you properly complete and submit a proxy card, but do not indicate any contrary voting instructions, your shares will be voted as follows:

•	“FOR” the election of the three nominees to our Board;
•	“FOR” the approval of the Amended and Restated 2016 Long Term Incentive Plan
•	“FOR” the ratification of the Section 382 Rights Agreement;
•	“FOR” the ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm for 2021; and
•	“FOR” the advisory vote to approve named executive officer compensation.

If any other business comes before the stockholders for a vote at the annual meeting, your shares will be voted in accordance with the discretion of the holders of the proxy. The Board knows of no matters, other than those previously stated, to be presented for consideration at the annual meeting.

What does it mean if I receive more than one proxy card?

It means that you have multiple accounts with brokers and/or our transfer agent. Please vote all of these shares. We recommend that you contact your broker and/or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is Computershare Trust Company, N.A., 462 South 4th Street, Suite 1600, Louisville, KY 77845, (800) 736-3001 (U.S. and Canada) and (781) 575-3100 (outside U.S. and Canada).

Will my shares be voted if I do not provide my proxy?

If your shares are registered in your name, they will not be voted unless you submit your proxy or vote in person at the annual meeting. As discussed above, if your shares are held in street name and you do not give voting instructions, the broker will only be entitled to vote your shares in its discretion with respect to the ratification of the appointment of our independent registered public accounting firm.

Who will count the votes?

All votes will be tabulated by Mediant Communications, Inc., who will serve as the inspector of election for the annual meeting.

What is the deadline for submission of stockholder proposals for the 2022 annual meeting?

If you wish to submit proposals to be included in our proxy statement for our 2022 annual meeting, proposals must be received at our principal executive offices in writing not later than December 15, 2021 and should be addressed to Michael J. Foster, Secretary, LSB Industries, Inc., 3503 NW 63rd Street, Suite 500, Oklahoma City, Oklahoma 73116.

If you wish to present a proposal, but you fail to notify us by such deadline, you will not be entitled to present the proposal at the 2022 annual meeting.

For more information regarding stockholder proposals, please see “Stockholder Proposals” below.

Who is soliciting proxies?

We will pay for preparing, printing and mailing this Proxy Statement. Proxies may be solicited on our behalf by our directors, officers or employees, without additional consideration, in person or by telephone, electronic transmission and facsimile transmission. We will reimburse banks, brokers and other custodians, nominees and fiduciaries for their out-of-pocket costs of sending the proxy materials to our beneficial stockholders.

Stockholder List

A list of stockholders entitled to vote at the annual meeting will be open for examination by any stockholder for any purpose relevant to the annual meeting during ordinary business hours commencing 10 days before the annual meeting. The list will be maintained at our principal executive offices located at 3503 NW 63rd Street, Suite 500, Oklahoma City, Oklahoma 73116.

LSB Industries Proxy Statement	3

Proposal 1—Election of Directors

General

Our Certificate of Incorporation and Bylaws provide for the division of the Board into three classes, each class consisting as nearly as possible of one-third of the whole. The term of office of one class of directors expires each year; with each class of directors elected for a term of three years and until the stockholders elect their qualified successors.

Agreements as to Certain Directors and Committees

Board Representation and Standstill Agreement

On December 4, 2015, the Company entered into the Board Representation and Standstill Agreement (the “Board Representation and Standstill Agreement”), by and among the Company, LSB Funding LLC (“LSB Funding”), Security Benefit Corporation (“Security Benefit”), Todd Boehly, Jack E. Golsen (“J. Golsen”), Steven J. Golsen (“S. Golsen”), Barry H. Golsen (“B. Golsen”), Linda Golsen Rappaport (“L. Rappaport”), Golsen Family LLC, an Oklahoma limited liability company (“Family LLC”), SBL LLC, an Oklahoma limited liability company (“SBL LLC”), and Golsen Petroleum Corp., an Oklahoma corporation (“GPC,” and together with Messrs. J. Golsen, S. Golsen and B. Golsen, Ms. L. Rappaport, Family LLC, SBL LLC, each a “Golsen Holder” and, collectively, the “Golsen Holders”). On October 26, 2017 and October 18, 2018, the parties to the Board Representation and Standstill Agreement entered into amendments thereto (the “Amendments”). The Board Representation and Standstill Agreement and the Amendments are collectively the “Amended Board Representation and Standstill Agreement”.

LSB Funding Designees

Pursuant to the Amended Board Representation and Standstill Agreement and based upon the equity holdings of LSB Funding, the Company has agreed to permit LSB Funding, an affiliate of Security Benefit, to designate up to three nominees to the Board, at least one of which will meet the NYSE standards of independence. LSB Funding designated, and our Board appointed, Jonathan S. Bobb and Kanna Kitamura to the Board.

Golsen Designees

Under the Amended Board Representation and Standstill Agreement and based upon the Golsen Holders’ equity holdings, the Golsen Holders, collectively, have the right to designate two directors. Messrs. Barry H. Golsen and Steven L. Packebush are the current Golsen designees.

Other Governance Matters

Our Bylaws provide that the Board may change the total number of directors on our Board from time to time provided that the minimum number of directors is 3 and the maximum is 14. Currently there are 9 directors.

As discussed under “Corporate Governance — Nominating Committee,” our Nominating and Corporate Governance Committee (the “Nominating Committee”) reviews the composition of the Board as part of its assessment of the Board’s performance, and effectiveness. The Nominating Committee values certain characteristics in all Board members, including personal and professional integrity, reputation, outstanding professional achievement, and sound business judgment. The Nominating Committee evaluates each individual director in the context of the Board as a whole with the goal of recommending an effective group with a diversity of experience and skills that exercises sound business judgment in the interest of our business and our stockholders. Consistent with their responsibilities, members of the Nominating Committee have interviewed and evaluated each of the current nominees for director and the Nominating Committee has determined that each is highly qualified to serve as a member of our Board.

The following sets forth certain information regarding the director nominees and other directors whose term will continue after the annual meeting.

LSB Industries Proxy Statement	4

Proposal 1 – Election of Directors

Nominees for the Class of Directors Whose Term Will Expire in 2024

BARRY H. GOLSEN, J.D. Age: 70 Director since: 1981 Committees: None

Barry H. Golsen, J.D., age 70, has been a director of the Company since 1981. His current term will expire in 2021.  Mr. B. Golsen is President of GOL Capital LLC. He served as the Vice-Chairman of the Board of the Company from 1993 until 2015. Previously he served as the Company’s President and Chief Executive Officer from January 2015 until September 2015 and as the Company’s President and Chief Operating Officer from 2004 to 2014.

Mr. B. Golsen joined the Company in 1978 as a product manager at International Environmental Corporation (“IEC”). He became Executive Vice President of IEC in 1979 and IEC’s President in 1980. Mr. B. Golsen spearheaded the growth of the Company’s Climate Control Business with a number of business startups as well as the acquisition of Climate Master, Inc. (and its merger with CHP Corporation and subsequent move to Oklahoma City). Under his leadership, the Company’s Climate Control Business attained leading shares of the U.S. markets for water source and geothermal heat pumps and hydronic fan coils. Mr. B. Golsen attended Cornell University College of Engineering prior to earning both his B.A. and J.D. degrees from the University of Oklahoma. He was admitted to the Oklahoma Bar in 1978. Mr. B. Golsen is a past Director of the Oklahoma City Branch of the Federal Reserve Bank of Kansas City. Mr. B. Golsen served on the Board of Directors of Equity Bank for Savings N.A., and on many of the bank’s committees. His professional affiliations have included the Oklahoma Bar Association, the American Bar Association, the American Society of Heating, Refrigeration and Air-Conditioning Engineers, Young Presidents Organization and World Presidents Organization. Mr. B. Golsen is a National Association of Corporate Directors (NACD) Board Leadership Fellow, the Gold Standard Director Credential. The NACD Board Leadership Fellowship is a comprehensive and continuous program of study that empowers directors with the latest insight intelligence, and boardroom practices.

Mr. B. Golsen serves as a Golsen designee under the Amended Board Representation and Standstill Agreement. Mr. B. Golsen’s extensive experience and his in-depth of knowledge and understanding of the businesses in which we operate, and his demonstrated leadership skills within the Company, among other factors, led the Board to conclude that he should serve as a director.

KANNA KITAMURA Age: 48 Director since: 2018 Committees: Compensation Nominating and Corporate Governance

Kanna Kitamura, age 48, has been a director of the Company since December 2018. Her current term will expire in 2021.  Ms. Kitamura is a Senior Director and Chief Talent Officer at Eldridge Industries.  Prior to joining Eldridge, Ms. Kitamura was a Vice President and Head of Legal Operations for Guggenheim Investments.  She was a member of Guggenheim Partners’ Women’s Innovation and Inclusion Network, Secretary of the Pro Bono Committee, and acted as a mentor in its Veterans Transition Assistance Program. Prior to joining Guggenheim Partners, Ms. Kitamura was a VP of Business Development and Director of Operations for a management consulting firm and was employed by the United Nations Development Programme in the Division of Public Affairs. Ms. Kitamura serves on the Advisory Board of the NYC Kids Project, a non-profit organization based in New York. Ms. Kitamura is a certified Special Olympics Equestrian Coach and volunteers with various wildlife and conservation groups.

Ms. Kitamura serves as a LSB Funding designee under the Amended Board Representation and Standstill Agreement. Ms. Kitamura’s extensive financial industry leadership and legal experience, among other factors, led the Board to determine that she should serve as a director.

LSB Industries Proxy Statement	5

Proposal 1 – Election of Directors

RICHARD W. ROEDEL Age: 71 Director since: 2015 Committees: Audit (Chair) Compensation Nominating and Corporate Governance (Chair)

Richard W. Roedel, age 71, has been a director of the Company since 2015. His current term will expire in 2021.  Mr. Roedel serve as a director of publicly held companies Six Flags Entertainment Corporation, LSB Industries, Inc., BrightView Holdings, Inc., Clarivate Plc and Luna Innovations Incorporated. Mr. Roedel served as Non-Executive Chairman of Six Flags until February 2021 and currently serves as Non-Executive Chairman of LSB and Luna Innovations, Chairman of the audit committee of LSB and BrightView and a member of the audit committee of Six Flags and Clarivate. Mr. Roedel also serves on the compensation committee of LSB and Luna and the risk committee of Clarivate and Luna, where he serves as chairman.  Mr. Roedel will not be seeking reelection to the board of directors of Six Flags when his current term expires at its annual meeting of stockholders in May 2021.

Mr. Roedel served on the board of IHS Markit from 2005 until he retired from the board in 2020. While on the board, Mr. Roedel was chairman of the risk committee and a member of the audit committee. Mr. Roedel served on the board of Lorillard, Inc. until 2015 when it was acquired by Reynolds American Inc. During his years on the board of Lorillard, Mr. Roedel served as Chairman of the Audit Committee, a member of the Nominating and Governance Committee and lead independent director. Mr. Roedel served on the board of Sealy Corporation in several capacities, including Chairman of its Audit Committee, until 2013 when Sealy was acquired by Tempur-Pedic International Inc. Mr. Roedel served on the Board of Directors of BrightPoint, Inc in several capacities until 2012, when it was acquired by Ingram Micro Inc., including Chairman of its Audit Committee, Chairman of its Compensation Committee and member of its Nominating and Governance Committee. Mr. Roedel served on the Board of Directors of Broadview Holdings, Inc. and was Chairman of its Audit Committee and a member of its Compensation Committees until 2012, following the approval of its financial restructuring plan by the United States Bankruptcy Court, which resulted in a change to its ownership structure. Mr. Roedel served on the Board of Directors of Dade Behring Holdings, Inc. and was Chairman of its Audit Committee until 2007 when Dade was acquired by Siemens AG. Mr. Roedel served on the Board of Directors of Take-Two Interactive Software, Inc. until 2005, initially as Chairman of its Audit and Governance Committees, later becoming Chairman and Chief Executive Officer. During his career, Mr. Roedel has also served on or been chairman of numerous audit, compensation, governance and special committees.

Mr. Roedel is a member of the National Association of Corporate Directors (NACD) Risk Oversight Advisory Council. Mr. Roedel was appointed to a three-year term, which ended in 2017, on the Standing Advisory Group of the Public Company Accounting Oversight Board (PCAOB).  Until 2000 Mr. Roedel was employed by BDO Seidman LLP, having been managing partner of its Chicago and New York Metropolitan area offices and later Chairman and CEO. Mr. Roedel is a graduate of The Ohio State University and a CPA.

Mr. Roedel’s extensive experience in finance, accounting, risk management, and public company governance led the Board to conclude that he should serve as a director.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE THREE NOMINEES AS DIRECTORS OF THE COMPANY

LSB Industries Proxy Statement	6

Proposal 1 – Election of Directors

Continuing Directors

The following six directors will continue in office until the expiration of their respective terms and until their successors have been elected and qualified.

MARK T. BEHRMAN

Mark T. Behrman, age 58, has been a director of the Company since December 2018. His current term expires in 2022.  Mr. Behrman was appointed as the Company’s President and Chief Executive Officer and as a member to its Board of Directors in December 2018.  Prior to his appointment as Chief Executive Officer, he served as the Company’s Executive Vice President and Chief Financial Officer since June 2015 and as its Senior Vice President of Corporate Development beginning in March 2014. In addition to his experience at the Company, he has over 30 years of financial and investment banking experience, including merger and acquisition advisory and capital market transactions.

Mr. Behrman is currently the Lead Independent Director of PHX Minerals, Inc. (NYSE: PHX), an owner of mineral and leasehold properties., He is also, Chairman of the Company’s Audit Committee and a member of its Corporate Governance and Nominating Committee. Mr. Behrman has previously served on the board of directors of the following publicly held companies: Noble International Ltd., Warren, MI, a supplier to the automotive industry, from 1998 to 2007, where he also served as Audit Committee Chairman from 1998 to 2003; Oakmont Acquisition Corporation, Bloomfield Hills, MI, a special purpose acquisition corporation from 2005 to 2007; and Robocom Systems International, Massapequa, NY, a developer and marketer of advanced warehouse management software solutions, from 1998 to 2000.

Mr. Behrman holds a Master of Business Administration in Finance from Hofstra University and a Bachelor of Science in Accounting from Binghamton University.  Mr. Behrman’s extensive investment banking experience, executive leadership and experience with the Company, among other factors, led the Board to conclude that he should serve as a director.

Age: 58 Director since: 2018 Committees: none

JONATHAN S. BOBB

Jonathan S. Bobb, age 45, has been a director of the Company since 2015. His current term expires in 2022.  Mr. Bobb is a Director on the investment team at Eldridge Industries. In this role, he is responsible for originating, executing and overseeing investments in operating companies and assets across a range of industries. Mr. Bobb previously served in a similar capacity at Guggenheim Partners. Prior to joining Guggenheim, Mr. Bobb was a senior member of the investment banking division at Goldman Sachs & Co. from 2007 to 2013. His previous business experience includes investment banking positions with J.P. Morgan and Deutsche Bank and financial planning roles at Gap Inc. Mr. Bobb received a B.A. in Economics from Stanford University and an M.B.A. from the University of Michigan.

Mr. Bobb serves as an LSB Funding designee under the Amended Board Representation and Standstill Agreement.  Mr. Bobb’s extensive investment and executive leadership experience, among other factors, led the Board to conclude that he should serve as a director.

Age: 45 Director since: 2015
Committees: Compensation Audit

LSB Industries Proxy Statement	7

Proposal 1 – Election of Directors

STEVEN L. PACKEBUSH Age: 56 Director since: 2020 Committees: Audit Nominating and Corporate Governance

Steven L. Packebush, age 56, has been a director since 2020.  His term expires in 2023. Mr. Packebush is a founder and partner in Elevar Partners, LLC, a company providing advisory and consulting services and capital solutions for companies in the agriculture and energy markets. Prior to Elevar Partners, Mr. Packebush worked at Koch Industries, Inc. for over 30 years, retiring in March 2018.  Until his retirement, he was the president of Koch Ag & Energy Solutions (“Koch Ag”).  Under Mr. Packebush’s leadership, Koch Ag grew from a break-even business to one of the larger business units at Koch Industries and one of the world’s largest fertilizer companies. Koch Ag manufactured, marketed, distributed, and traded more than 14 million tons of fertilizer products annually. Key to this growth was acquiring and integrating five nitrogen fertilizer production plants in North America and equity interest in three nitrogen plants in Trinidad and Tobago.  In addition, significant capital and resources were invested in the North American plants to improve the environmental, health and safety, efficiencies, and reliability of these facilities.  Also, a $1.3 billion plant expansion project located in Enid, Oklahoma was executed and a global fertilizer supply, trading, and distribution business was developed with commercial office locations in Europe, Asia, and Latin America.  Mr. Packebush also oversaw the expansion of Koch Ag to include three additional start-up businesses: Koch Energy Services became one of the largest natural gas marketing companies in North America; Koch Methanol supplied methanol to global customers in the plywood, carpet, fuels, and plastics markets; and Koch Agronomic Services became one of world’s largest enhanced-efficiency fertilizer producers and marketers.  Prior to his time at Koch Ag, Mr. Packebush held various business development and commercial roles in Koch International, Koch Agriculture, and Koch Minerals.

Mr. Packebush currently serves on the EuroChem Group AG and Monolith Materials Inc. Boards of Directors, Wichita State University Board of Trustees, Kansas State University Dean’s Agriculture Advisory Board, and The Fundamental Learning Center Board of Directors. Previously he served on the board of directors of Caribbean Nitrogen, Nitrogen 2000, KOCHPAC, and The Fertilizer Institute.  He has also served on The Fertilizer Institute’s executive committee and Koch Industries’ Compliance and Ethics Executive Committees.

Mr. Packebush is a 1987 graduate of Kansas State University with a bachelor’s degree in agricultural economics.  Mr. Packebush’s extensive industry and executive leadership experience, among other factors, led the Board to conclude that he should serve as a director.

DIANA M. PENINGER Age: 56 Director since: 2020 Committees: Audit Compensation

Diana M. Peninger, age 56, has been a director of the Company since 2020. Her term expires in 2023.  In February 2021, Ms. Peninger became President & CEO of Reproductive Solutions, a medical device company located in Dallas, TX.  She continues to serve as CEO of Geneva Lake Partners LLC, a strategic advisory firm that works with middle market private industrial companies to develop plans that accelerate growth. She has served on the board of Rogers Group, Inc. since July 2017, including chairing the compensation committee and being a member of the audit committee. She served four years as the Board Vice-Chair of the Committee of 200 which is a non-profit organization of the world’s most successful women CEO’s and senior business executives.  Ms. Peninger spent 30 years in the chemical industry including three expat assignments in Frankfurt, Germany. In 2018, she served as CEO for Synata Bio, a renewable clean fuels and chemicals technology company. Within her 28 year career with Celanese Corporation, she held various international senior leadership roles including, Vice President, Acetyl Intermediates, a $2.3B global commodity business portfolio, Vice President and General Manager, EVA Performance Polymer Business serving the medical, adhesives, and solar industries and as Vice President General Manager for Nutrinova Specialty Food Ingredients business. Ms. Peninger spent several years at Chemtura Corp. serving as Vice President, Consumer Products and Vice President, PVC Additives businesses. She started her career in 1987 with Celanese in Pampa, Texas as a plant production engineer.

Ms. Peninger holds a B.S. in Chemical Engineering from South Dakota School of Mines & Technology and was honored in 2017 with the prestigious “Distinguished Alumni” award given for achievement of excellence by alumni in their careers and their communities. She is a National Association of Corporate Directors (NACD) Board Leadership Fellow and serves on the NACD North Texas Board and the University Advisory Board for her alma mater, South Dakota School of Mines & Technology.

Ms. Peninger’s extensive industry, executive and board leadership experience, among other factors, led the Board to conclude that she should serve as a director.

LSB Industries Proxy Statement	8

Proposal 1 – Election of Directors

RICHARD S. SANDERS, JR. Age: 64 Director since: 2014 Committees: Audit Nominating and Corporate Governance

Richard S. Sanders, Jr., age 64, has been a director of the Company since 2014. His current term expires in 2022. Mr. Sanders served as our Interim Executive Vice President, Chemical Manufacturing from September 2015 until August 2016. Mr. Sanders has been a nitrogen fertilizer manufacturing consultant since January 2011 through Circle S. Consulting LLC, of which he is the sole owner. Previously, Mr. Sanders served as Vice President of Manufacturing of Terra Industries Inc. from 2003 until the acquisition of Terra Industries by CF Industries Holdings, Inc. in April 2010. On completion of the transaction, he worked on the integration of manufacturing operations, and as Vice President of Environmental Health and Safety, Engineering and Procurement. At Terra Industries Inc., Mr. Sanders was responsible for Terra’s six manufacturing facilities’ overall operations including production operations, environmental health and safety, project engineering, and technical services. He was also responsible for Terra’s capital investment program of approximately $250 million per year, including major expansion projects. Mr. Sanders was Plant Manager of Terra’s Verdigris, Oklahoma nitrogen manufacturing complex for nine years prior to his role as Vice President of Manufacturing. Prior to Terra, Mr. Sanders served as Plant Manager at the Beaumont Methanol Corporation’s 800,000 GPD methanol manufacturing facility and in management and engineering positions for Agrico Chemical Company. Mr. Sanders served as a Non-Executive Director of Open Joint Stock Company Mineral and Chemical Company EuroChem during 2013. Mr. Sanders received a Bachelor of Science degree in Chemical Engineering from Louisiana State University in 1980.

Mr. Sanders’ extensive experience in the chemical industry, his depth of knowledge and understanding of the chemical manufacturing facilities that we operate, and his demonstrated leadership skills throughout his career, among other factors, led the Board to conclude that he should serve as a director.

LYNN F. WHITE Age: 68 Director since: 2015 Committees: Audit Compensation (Chair)

Lynn F. White, age 68, has been a director since 2015. His term expires in 2023. Mr. White founded and has served as the Managing Director of Twemlow Group LLC since 2013, a role he previously held from 2008 until 2009. Twemlow Group LLC is a consulting firm that provides strategic, organizational and product development counsel to agriculturally related businesses. Mr. White also has been a director of Anuvia Plant Nutrients, Inc. since February 2021 and previously from January 2016 to November 2019. From 2009 to 2013, Mr. White served as Vice President, Corporate Development of CF Industries Holdings, Inc. (NYSE: CF). While at CF Industries, he was responsible for external growth initiatives, including M&A and organic efforts, new product development and strategy, and led the integration of the $4.6 billion acquisition of Terra, Inc. While at CF Industries he served as non-executive Chairman or Vice-Chairman of GrowHow UK Limited, the leading British nitrogen fertilizer producer and as a director of KEYTRADE AG, a major Swiss based fertilizer trading firm. Prior to that, he was the President of John Deere Agri Services, Inc., a subsidiary of Deere & Co. (NYSE:DE), where he was responsible for leading a new global business unit created to pursue growth opportunities in technology-based services for industries linked to agriculture. Mr. White was also Vice President of Global AgServices of Deere, where he was responsible for identifying, testing and developing new services for agriculture and food. Prior to that, he was Senior Vice President, Corporate Development of IMC Global Inc. (n/k/a The Mosaic Company), a producer of crop nutrients and salt, and served in various executive positions, including General Manager of the Food Ingredients Division, Director of the Flame Retardants & Fluids Business and Europe, Middle East, Africa Agricultural Chemicals Area Director of FMC Corporation (NYSE:FMC), a global producer of chemicals and machinery. Mr. White also currently serves as Vice Chair of the Dean’s Advisory Council for the College of Agriculture, Food and Environmental Sciences at California Polytechnic State University and as president and director of the Charlestowne Neighborhood Association (SC), and until 2014 served as a Trustee of the Barrington Hills (IL) Police Pension Fund.

Mr. White holds a B.A. in History (Highest Honors) from California Polytechnic State University, San Luis Obispo and an M.B.A. in Finance and Multinational Enterprise from the Wharton Graduate School of Business at the University of Pennsylvania.  Mr. White is a National Association of Corporate Directors (NACD) Board Leadership Fellow, demonstrating his commitment to the highest standards of boardroom excellence. The NACD Fellowship is a comprehensive and continuous program of study that empowers directors with the latest insights, intelligence, and leading boardroom practices.  Mr. White’s extensive leadership experience in the agricultural and chemical industries, strategic development and public company governance, among other factors, led the Board to conclude that he should serve as a director.

LSB Industries Proxy Statement	9

Proposal 1 – Election of Directors

JACK E. GOLSEN Age: 92 Chairman Emeritus

Jack E. Golsen, age 92, is our Chairman Emeritus and the founder of the Company.  He served as the Executive Chairman of the Company’s Board from January  2015 until January 2018 and as the Company’s Chairman of the Board and Chief Executive Officer from 1969 until 2014, as well as the Company’s President from 1969 until 2004. In 1996, he was inducted into the Oklahoma Commerce and Industry Hall of Honor as one of Oklahoma’s leading industrialists. Mr. Golsen is a Trustee of Oklahoma City University and has served on its Finance Committee for many years. He is also a director of United Way of Oklahoma.  During his career, he acquired or started the companies which formed the Company. He has served on the boards of insurance companies, several banks, including Oklahoma’s largest bank at the time, and was Board Chairman of Equity Bank for Savings N.A., which was formerly owned by the Company. In 1972, he was recognized nationally as the person who prevented a widespread collapse of the Wall Street investment banking industry. Refer to The Second Crash by Charles Ellis, five other books and Fortune Magazine. Mr. Golsen has a Bachelor of Science degree from the University of New Mexico and studied at Tufts College and Boston University.

LSB Industries Proxy Statement	10

Proposal 2 — Approval of the Amended and Restated
2016 Long Term Incentive Plan

Overview

The LSB Industries, Inc. 2016 Long Term Incentive Plan, which we refer to as the “2016 LTIP”, was originally approved by our Board and our stockholders in 2016.  On March 4, 2021, upon the recommendation of its Compensation Committee, our Board approved, subject to stockholder approval, the 2016 Long Term Incentive Plan (as amended and restated March 4, 2021), which we refer to as the “Amended LTIP”.  We are requesting that stockholders approve the Amended LTIP to (i) increase the number of shares of our Company common stock (“Common Stock”) available for issuance thereunder by 3,000,000 shares; (ii) remove certain general references to Section 162(m) of the Internal Revenue Code of 1986, as amended, and applicable Treasury Regulations (the “Code”) that are no longer applicable following the changes to Section 162(m) under the Tax Cuts and Jobs Act; (iii) extend the term of the plan until the 10th anniversary of the effective date of the Amended LTIP, (iv) permit prospective service providers who are expected to become eligible to participate in the plan to participate before commencing services; and (v) make certain other updates and changes. The material terms of the Amended LTIP are described under “Description of the Amended LTIP” below, which is qualified in its entirety by reference to the Amended LTIP plan document attached as Appendix A to this Proxy Statement. We recommend that our stockholders read the entire Amended LTIP carefully before voting on this proposal.

Background and Purpose of Proposal

The use of stock-based awards has been, and will continue to be, a key component of LSB’s compensation program.  Stock-based compensation awards assist us in attracting and retaining capable, talented individuals to serve in the capacities of officers, employees, and other individual services providers, including non-employee directors and consultants.  As of March 15, 2021, 215,393 shares remained available for issuance under the 2016 LTIP.  Our Board has determined, based in part on input from Compensation Strategies, our Compensation Committee’s independent compensation consultant, that we will not have a sufficient number of shares available under the 2016 LTIP to continue to grant stock-based awards at our current levels past May 4, 2021, which we believe would place us at a competitive disadvantage to our competitors in recruiting and retaining key talent.

In determining the size of the proposed share increase under the Amended LTIP, our Board considered the (i) stock-based awards that we have granted over the past three years, (ii) our share-based compensation overhang, (iii) the effects awards under the Amended LTIP would have on the Company’s share dilution, and (iv) the role stock-based awards are expected to play in our compensation program going forward, including our anticipated future grants.  Between 2018 and 2020, our average burn rate was 1.75%, which positioned us at approximately the 56th percentile of our Compensation Peer Group described in the Compensation Discussion and Analysis in this Proxy Statement, calculated based on the number of stock-based awards we granted in 2018, 2019 and 2020 (210,602, 285,956, and 31,138, respectively, with performance-based awards counted at target ) and the weighted average number of shares of Common Stock outstanding in 2018, 2019 and 2020 (28,617,458, 28,789,505, and 29,307,144 shares, respectively).  Based on this analysis, our Board estimates that the availability of an additional 3,000,000 shares under the Amended LTIP should provide a sufficient number of shares to enable the Company to continue to grant stock-based awards for approximately the next four years.

If the Amended LTIP is not approved by our stockholders, the Amended LTIP will not become effective and we will continue to grant awards under the 2016 LTIP, but the shares that remain available would be insufficient to continue to provide stock-based awards at our current levels, and our Board believes that will materially affect our ability to attract and retain key talent.

Existing Equity Plan Information

The 2016 LTIP is our only current long-term incentive plan under which stock-based awards may be granted to service providers of the Company and its Subsidiaries.  A limited number of stock-based awards remain outstanding under the LSB Industries, Inc. 2008 Incentive Stock Plan as amended (the “2008 Plan”), which preceded the 2016 LTIP.

The table below includes aggregated information regarding LSB stock-based compensation awards as of March 15, 2021.

LSB Industries Proxy Statement	11

Proposal 2 — Approval of the Amended and Restated 2016 Long Term Incentive Plan

	Number of Shares (as of March 15, 2021)	As a percentage of LSB Common Stock outstanding (30,037,749 shares as of March 15,2021)
Number of shares subject to outstanding time-based vesting restricted stock awards	944,774	3.15%
Number of shares subject to outstanding performance-based vesting restricted stock awards (1)	746,780	2.49%
Number of shares subject to outstanding time-based vesting restricted stock units	299,160	1.00%
Number of shares subject to outstanding stock options	89,475	0.30%
Total number of shares subject to outstanding stock-based compensation awards	2,080,189	6.93%
Total number of shares currently available for future awards under the 2016 LTIP(2)	215,393	0.72%
Total overhang (total number of shares subject to outstanding stock-based compensation awards and total number of shares currently available under the 2016 LTIP)	2,295,582	7.64%
Number of additional shares proposed to become available for issuance pursuant to awards under the Amended LTIP(3)	3,000,000	9.99%
Total number of shares subject to outstanding stock-based compensation awards plus the number of shares proposed to become available for issuance pursuant to awards under the Amended LTIP	5,295,582	17.63%
(1)	Number of shares measured at target performance.
(2)

On January 21, 2021, our Board approved annual stock-based compensation awards to Messrs. Behrman, Burns, Foster and Renwick and Ms. Maguire covering 834,083 shares in the aggregate.  These awards are not contingent upon approval of the Amended LTIP.

(3)

Reflects additional shares proposed to become available for issuance pursuant to awards under the Amended LTIP. Does not include shares subject to outstanding awards under the 2016 LTIP or the 2008 Plan.  Because the Amended LTIP does not specify a mix of stock options and SARs, on the one hand, and other awards, on the other hand, it is not possible to determine the amount of subsequent dilution that may ultimately result from such awards.  Share-counting provisions, including adjustments to the numbers of shares available for issuance under the Amended LTIP, are described below.

Description of the LTIP

The following is a description of the principal features of the Amended LTIP.  This description does not purport to be a complete description of all of the provisions of the Amended LTIP and is qualified in its entirety by reference to the full text of the Amended LTIP, which is attached as Appendix A to this Proxy Statement.  Capitalized terms used in this description, but not otherwise defined, have the meanings given to them in the Amended LTIP.

General

The purpose of the Amended LTIP is to provide a means to attract and retain employees, directors and consultants through affording such individuals a means to acquire and maintain stock ownership or awards, the value of which is tied to the performance of the Company. The Amended LTIP also provides additional incentives and reward opportunities designed to strengthen such individuals’ concerns for the welfare of the Company and their desire to remain in its employment.

The Amended LTIP is intended to achieve this purpose by permitting the grant of a number of different types of awards, including the grant of (i) incentive stock options intended to qualify as “incentive stock options under Section 422 of the Code (“ISOs”), (ii) stock options that are not intended to qualify as ISOs (“Nonstatutory Options” and, together with ISOs, “Options”), (iii) stock appreciation rights (“SARs”), (iv) restricted stock awards (“Restricted Stock Awards”), (v) restricted stock units (“RSUs”), (vi) dividend equivalents (“Dividend Equivalents”), (vii) awards of unrestricted shares of Common Stock (“Stock Awards”), (viii) other awards related to the Common Stock (in terms of being valued, denominated, paid or otherwise defined by reference to common stock) (“Other Stock-Based Awards”), (ix) cash awards (“Cash Awards”), (x) conversion awards (“Conversion Awards”), (xi) awards, the grant, exercise, vesting or settlement of which are subject to one or more performance vesting conditions

(“Performance Awards”), and (xii) any combination of such awards (collectively referred to as “Awards”).

Administration

Our Board has appointed its Compensation Committee to administer the Amended LTIP pursuant to its terms and all applicable state, federal, or other rules or laws, except in the event the Board chooses to take action under the Amended LTIP. Our Board may also take any action designated to the Compensation Committee. Unless otherwise limited by the Amended LTIP, Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), any provisions of the Code or other applicable laws, the Compensation Committee has broad authority to administer the Amended LTIP, interpret its provisions, and adopt policies for implementing the Amended LTIP. This authority includes the power to (i) designate Eligible Persons as Participants in the Amended LTIP, (ii) determine the type or types of Awards to be granted to Participants, (iii) determine the number of shares or the amount of cash to be covered by Awards, (iv) determine the terms and conditions of Awards (as well as any modifications to such terms and conditions), (v) determine whether and under what circumstances Awards may be vested, settled, exercised cancelled or forfeited, (vi) interpret and administer the Amended LTIP and any Award agreement, and (vii) make any determination or take any action the Compensation Committee deems necessary or desirable for administration of the Amended LTIP.  The Compensation Committee may delegate certain of its authority under the Amended LTIP.  Each action and determination of the Compensation Committee under the Amended LTIP will be in the Committee’s sole and absolute discretion and will be final, conclusive, and binding on all persons, including the Company, its Subsidiaries, their respective stockholders, Participants, beneficiaries, and permitted transferees claiming rights from or through a Participant.

LSB Industries Proxy Statement	12

Proposal 3 — Ratification of the Section 382 Rights Agreement

Eligibility

Current and prospective officers, employees, and other service providers (including directors and consultants) of the Company and its Subsidiaries (each, an “Eligible Person”) will be eligible to be granted Awards under and otherwise participate in the Amended LTIP.

Any person who is designated by the Compensation Committee to receive an Award under the Amended LTIP will be a “Participant.” An employee on leave of absence may be considered still employed by the Company or a Subsidiary for purposes of determining eligibility for participation under the Amended LTIP. Any individual granted an Award which remains outstanding under the Amended LTIP, including an individual who is no longer an Eligible Person, will continue to be a Participant for purposes of the Amended LTIP.

Number of Shares

The maximum aggregate number of shares of Common Stock reserved and available for issuance under the Amended LTIP will be 5,295,582, which includes (i) 3,000,000 new shares pursuant to this Proposal 2, (ii) 215,393 shares that were reserved and available for issuance pursuant to future awards under the 2016 LTIP immediately prior to the effective date of the Amended LTIP, and (iii) 2,295,582 shares subject to outstanding awards granted under the 2016 LTIP or the 2008 Plan prior to the effective date of the Amended LTIP.

Shares of Common Stock subject to any 2016 LTIP or Amended LTIP award that is canceled, forfeited, expires unexercised, is settled in cash, or is otherwise terminated without a delivery of such shares to a Participant will again be available for Awards under the Amended LTIP to the extent allowable by law, except that (a) shares tendered or withheld in payment of any exercise or purchase price or related taxes, (b) shares that were subject to an Option or an SAR but were not issued or delivered as a result of net settlement or net exercise, and (c) shares repurchased on the open market with the proceeds of an Option’s exercise price, in each case, will not be available for future Awards under the Amended LTIP.  If an Award may be settled only in cash, such Award need not be counted against the share limits in the Amended LTIP. Shares subject to any outstanding awards that were granted under the 2008 Plan may become available for issuance pursuant to Awards under the Amended LTIP to the extent such shares would have become available under the share recycling provisions of the 2008 Plan.

The Compensation Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the cash of Substitute Awards), and make adjustments if the number of shares of Common Stock actually delivered differs from the number of shares previously counted in connection with an Award.

The shares to be delivered under the Amended LTIP will be made available from authorized but unissued shares of stock, stock held in the treasury of the Company, or previously issued shares of stock reacquired by the Company, including shares purchased on the open market. The fair market value of Common Stock on a given date will be the closing price as reported by the NYSE on that date (or if no sales occur on that date, on the last preceding date on which sales of Common Stock are so reported).  As of March 15, 2021, the closing price of a share of Common Stock was $4.93.

Limitations on Awards to Covered Employees.

An individual designated by the Compensation Committee as likely to be a “covered employee” under Section 162(m) of the Code for a year may not be granted—in respect of that year—(i) Awards relating to more than 1,000,000 shares of Common Stock multiplied by the number of full or partial calendar years in any performance periods established with respect to those Awards (other than Awards designated to be paid only in cash or the settlement of which is not based on a number of shares of Common Stock) or (ii) Awards designated to be paid only in cash, or the settlement of which is not based on a number of shares of Common Stock, having a grant date value in excess of $5,000,000 multiplied by the number of full or partial calendar years in any performance periods established with respect to those Awards.

Limitations on Awards to Non-Employee Directors.

A non-employee member of our Board may not be granted—in respect of any year—Awards having a grant date value in excess of $500,000 multiplied by the number of full or partial calendar years in any performance periods established with respect to those Awards (except that this limit will be without regard to any Awards granted to a non-employee Board member as compensation for services provided to the Company or a Subsidiary other than in his or her capacity as a Board member).

Types of Awards

Stock Options.

The Company may grant Options to Eligible Persons, including (i) ISOs and (ii) Nonstatutory Options. The exercise price of each Option granted under the Amended LTIP will be stated in the Option agreement and may vary between individuals and between grants, provided that the exercise price for an Option must not be less than the greater of (a) 100% of the fair market value per share of Common Stock as of the date of grant of the Option or (b) the par value per share of Common Stock. For any Option intended to qualify as an ISO, the recipient must be an employee of the Company (or a parent or subsidiary), and, immediately before the time the ISO is granted, the recipient may not own stock possessing more than 10% of the total combined voting power or value of all classes of stock of the Company or a Subsidiary unless, at the time the ISO is granted, the exercise price of the ISO is at least 110% of the fair market value of the Common Stock underlying the ISO. Options may be exercised as the Compensation Committee determines, but not later than 10 years from the date of grant (or five years from the date of grant in the case of ISOs granted to an individual who owns stock possessing more than 10% of the total combined voting power or value of all classes of stock of the Company or a Subsidiary). The Compensation Committee will determine the methods and form of payment for the exercise price of an Option. The Amended LTIP prohibits the Company from repricing Options without the approval of the Company’s stockholders.

SARs.

An SAR is the right to receive an amount equal to the excess of the fair market value of one share of Common Stock on the date of exercise over the grant price of the SAR, as determined by the Compensation Committee, provided, that the grant price of the SAR must not be less than the greater of (a) 100% of the fair market value per share of the Common Stock as of the date of grant of the SAR or (b) the par value per share of Common Stock. SARs may be either free-standing or in tandem with other Awards. SARs awarded in connection with an Option will entitle the holder, upon

LSB Industries Proxy Statement	13

Proposal 2 — Approval of the Amended and Restated 2016 Long Term Incentive Plan

exercise, to surrender the related Option or portion thereof relating to the number of shares for which the SAR is exercised. The surrendered Option or portion thereof will then cease to be exercisable. However, an SAR awarded in connection with an Option is exercisable only to the extent that the related Option is exercisable. SARs granted independently of an Option will be exercisable as the Compensation Committee determines. The term of an SAR will be for a period determined by the Compensation Committee but will not exceed 10 years. SARs may be paid in cash, stock or a combination of cash and stock, as the Compensation Committee provides in the Award agreement governing the SAR. The Amended LTIP prohibits the Company from repricing SARs without the approval of the Company’s stockholders.

Restricted Stock Awards.

A Restricted Stock Award is a grant of shares of Common Stock subject to a risk of forfeiture, restrictions on transferability, and any other restrictions imposed by the Compensation Committee. Restrictions may lapse at such times and under such circumstances as determined by the Compensation Committee. Except as otherwise provided under the terms of the Amended LTIP or an Award agreement, the holder of a Restricted Stock Award will have rights to receive dividends on the Common Stock subject to the Restricted Stock Award (subject to any mandatory reinvestment or other requirements imposed by the Compensation Committee). Unless otherwise determined by the Compensation Committee, Common Stock distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, will be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock Award with respect to which such Common Stock or other property has been distributed. During the restricted period applicable to the Restricted Stock Award, the restricted stock subject to the Restricted Stock Award may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.

Restricted Stock Units.

RSUs are rights to receive Common Stock, cash, or a combination of both at the end of a specified period. The Compensation Committee may subject RSUs to restrictions (which may include a risk of forfeiture) to be specified in the Award agreement, and those restrictions may lapse at such times determined by the Compensation Committee. RSUs may be satisfied by delivery of Common Stock, cash equal to the fair market value of the specified number of shares of Common Stock covered by the RSUs, or any combination thereof determined by the Compensation Committee at the date of grant or thereafter.

Stock Awards.

The Compensation Committee is authorized to grant Stock Awards under the Amended LTIP to any Eligible Person as a bonus, as additional compensation, or in lieu of cash or other compensation the individual is otherwise entitled to receive, in such amounts and subject to such other terms as the Compensation Committee determines to be appropriate.

Dividend Equivalents.

Dividend Equivalents may be granted to an Eligible Person, entitling such Eligible Person to receive cash, stock, other Awards, or other property equal in value to dividends paid with respect to a specified number of shares of Common Stock or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award (other than a Restricted Stock Award or a Stock Award). Dividend Equivalents

may be paid or distributed when accrued or reinvested in additional shares of Common Stock, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Compensation Committee may specify.

Dividend Equivalents granted in connection with another Award will be subject to the same restrictions and risk of forfeiture as the underlying Award and will not be paid unless and until such Award has vested and been earned (absent a contrary provision in the applicable Award agreement).

Other Stock-Based Awards.

Eligible Persons may be granted, subject to applicable legal limitations, other Awards related to Common Stock (in terms of being valued, denominated, paid or otherwise defined by reference to Common Stock). Such Other Stock-Based Awards may include, but are not limited to, convertible or exchangeable debt securities, other rights convertible or exchangeable into Common Stock, purchase rights for Common Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Compensation Committee, and Awards valued by reference to the book value of Common Stock or the value of securities of or the performance of specified Subsidiaries. The Compensation Committee will determine the terms and conditions of all such Other Stock-Based Awards, including without limitation, the method of delivery, consideration to be paid, the timing and methods of payment, and any performance criteria associated with an Award.

Cash Awards.

The Compensation Committee is authorized to grant Cash Awards, on a free-standing basis or as an element of or supplement to, or in lieu of, any other Award to Eligible Persons in such amounts and subject to such other terms (including the achievement of performance goals and/or future service requirements) as the Compensation Committee in its discretion determines.

Substitute Awards.

Awards may be granted under the Amended LTIP in substitution for similar awards held by individuals who become Eligible Persons as a result of the merger, consolidation, or acquisition of another entity or the assets of another entity by or with the Company or an affiliate of the Company. Such Conversion Awards that are Options or SARs may have an exercise price that is less than the fair market value of a share of stock on the date of the substitution if such substitution complies with the requirements of Section 409A of the Code and other applicable laws and exchange rules.

Performance Awards.

The Compensation Committee may designate that any Award granted under the Amended LTIP will constitute a Performance Award. A Performance Award is any Award, the grant, exercise, vesting, or settlement of which is subject to one or more performance conditions. The performance period applicable to any Performance Award will be set by the Compensation Committee but will not exceed 10 years.

One or more of the following business criteria for the Company, on a consolidated basis, and/or for specified Subsidiaries or business or geographical units of the Company (except with respect to the total shareholder return and earnings per share criteria) may be used by the Compensation Committee in establishing performance goals applicable to Performance Awards: (1) earnings per share; (2) revenues; (3) cash flow; (4) cash flow from operations; (5) cash flow return; (6) return on net assets; (7) return on assets; (8) return

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Proposal 2 — Approval of the Amended and Restated 2016 Long Term Incentive Plan

on investment; (9) return on capital; (10) return on equity; (11) economic value added; (12) operating margin; (13) contribution margin; (14) net income; (15) net income per share; (16) earnings; (17) earnings before interest, depreciation and amortization; (18) operating earnings after interest expense and before incentives, service fees, and extraordinary or special items; (19) total stockholder return; (20) debt reduction or management; (21) market share; (22) change in the fair market value of the Common Stock; (23) operating income; (2) share price; (25) effective equipment utilization; (26) achievement of savings from business improvement projects; (27) capital projects deliverables; (28) performance against environmental targets; (29) safety performance and/or incident rate; (30) human resources management targets, including medical cost reductions and time to hire; and (31) satisfactory internal or external audits.

Any of the above goals may be determined pre-tax or post-tax, on an absolute or relative basis, as compared to the performance of a published or special index deemed applicable by the Compensation Committee including, but not limited to, the S&P 500 or a group of comparable companies. The terms are used as applied under generally accepted accounting principles, as applicable.

The Compensation Committee may provide for the manner in which actual performance and performance goals with regard to the business criteria selected will reflect the impact of specified events during the relevant performance period, which may mean excluding the impact of any or all of the following events or occurrences for such performance period: (a) asset write-downs or impairments to assets; (b) litigation, claims, judgments or settlements; (c) the effect of changes in tax law or other such laws or regulations affecting reported results; (d) accruals for reorganization and restructuring programs; (e) any unusual or infrequent items as described in the Accounting Standards Codification Topic 225, as may be amended or superseded from time to time; (f) any change in accounting principles as defined in the Accounting Standards Codification Topic 250, as may be amended or superseded from time to time; (g) any loss from a discontinued operation as described in the Accounting Standards Codification Topic 360, as may be amended or superseded from time to time; (h) goodwill impairment charges; (i) operating results for any business acquired during the calendar year; (j) third party expenses associated with any investment or acquisition by the Company or any Subsidiary; (k) any amounts accrued by the Company or its Subsidiaries pursuant to management bonus plans or cash profit sharing plans and related employer payroll taxes for the fiscal year; (l) any discretionary or matching contributions made to a savings and deferred profit-sharing plan or deferred compensation plan for the fiscal year; (m) interest, expenses, taxes, depreciation and depletion, amortization and accretion charges; and (n) marked-to-market adjustments for financial instruments.

Other Provisions

Tax Withholding.

A Participant’s tax withholding obligations with respect to an Award may be satisfied by such means and subject to such conditions as the Compensation Committee may determine, including, without limitation, the delivery of cash or cash equivalents, stock (including previously owned shares, net settlement, a broker-assisted sale, or other cashless withholding or reduction of the amount of shares otherwise issuable or delivered pursuant to the Award), other property, or any other legal consideration the Compensation Committee deems appropriate.

Subdivision or Consolidation of Shares.

If the Company subdivides as a whole (by reclassification, stock split, stock distribution, or otherwise) the number of shares then outstanding into a greater number of shares or if the Company distributes an extraordinary cash dividend, or if the Company consolidates as a whole (by reclassification, reverse stock split, or otherwise) the number of shares then outstanding into a lesser number of shares, then, as the Compensation Committee determines appropriate, (i) the maximum number of shares available for issuance under the Amended LTIP or in connection with Awards (including any per person Award limits) will be adjusted proportionately, (ii) the number of shares subject to outstanding Awards will be adjusted proportionately, and (iii)  the price, including the exercise or grant price, for any outstanding Awards will be adjusted proportionately.

Recapitalization

If the Company recapitalizes, reclassifies its stock, or otherwise changes its capital structure without the occurrence of a Change of Control, the number and class of shares covered by an outstanding Award will be adjusted so that the Award covers the number and class of shares of stock and securities to which the holder would have been entitled pursuant to the terms of the recapitalization and the share limitations under the Amended LTIP, including the per person limits, will be adjusted in a manner consistent with the recapitalization, in each case as determined by the Compensation Committee.

Change of Control.

Upon a Change of Control, the Compensation Committee may, but will not be required to, take any one or more of the following actions with respect to outstanding Awards, which actions may vary among individual holders and individual Awards, and which actions may be taken without Participant consent or approval: (i) remove any applicable forfeiture restrictions, (ii) accelerate in whole or in part the time of exercisability so that the Award may be exercised for a limited period of time on or before a date specified by the Compensation Committee, before or after the Change of Control, after which date all unexercised Awards will terminate, (iii) provide for a cash payment with respect to the Award by requiring the mandatory surrender of some or all of the Award as of a specified date (irrespective of whether the Award is then vested or exercisable under the Amended LTIP), in which event the Committee will cancel the Award and pay to the holder an amount of cash (or other consideration including securities or other property) per Award equal to the Change of Control Price (less any applicable exercise price or grant price), provided that if the exercise price of an Option or an SAR exceeds the Change of Control Price, the award may be canceled for no consideration; (iv) cancel any Award that remains subject to a restricted period as of the date of a Change of Control without payment of any consideration to the holder, or (v) make such other adjustments to Awards then outstanding as the Compensation Committee deems appropriate to reflect the Change of Control, including the substitution, assumption, or continuation of Awards by the successor or a parent or subsidiary thereof.

Effect of Termination of Employment or Director Service.

Except as otherwise provided in the Amended LTIP, the treatment of an Award upon a termination of employment or any other service relationship of a Participant with the Company or a Subsidiary will be determined by the Compensation Committee and specified in the applicable Award agreement.

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Proposal 2 — Approval of the Amended and Restated 2016 Long Term Incentive Plan

Term of the Amended LTIP.

No Awards may be granted under the Amended LTIP on and after the 10th anniversary of its effective date.

Amendment.

Our Board may amend, alter, suspend, discontinue, or terminate the Amended LTIP or the Compensation Committee’s authority to grant Awards under the Amended LTIP without the consent of the Company stockholders or Participants, except (i) any amendment or alteration, including any increase in any share limitation, will be subject to the stockholder approval not later than the next annual meeting if such stockholder approval is required by any federal or state law or regulation or the rules of the NYSE and (ii) without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of the Participant under any previously granted and outstanding Award.

The Compensation Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate any outstanding Award, except (i) as otherwise provided in the Amended LTIP and (ii) without the consent of the affected Participant, no such Committee action may materially and adversely affect the rights of the Participant under the Award.

Transferability of Awards.

Under the Amended LTIP, (i) each Option and SAR will be exercisable only by the Participant during the Participant’s lifetime or by the person to whom the Participant’s rights pass by will or the laws of descent and distribution and (ii) no Award (other than a Stock Award) and no rights under any such Award may be assigned, alienated, pledged, attached, sold, or otherwise transferred or encumbered by a Participant, except an Award may be transferred (a) by a Participant without consideration to immediate family members or related family trusts, limited partnerships, or similar entities if specifically permitted by the Compensation Committee or (b) pursuant to a valid domestic relations order. Notwithstanding any provision to the contrary, ISOs will not be transferable other than by will or the laws of descent and distribution.

No Repricing of Options or SARs.

Other than in connection with a change in capitalization or other transaction where an adjustment is permitted or required under the terms of the Amended LTIP, the Compensation Committee is prohibited from making any adjustment or approving any amendment that reduces or would have the effect of reducing the exercise price of an Option or SAR previously granted under the Amended LTIP, whether through amendment, cancellation and exchange for cash or replacement grants, unless the Company’s stockholders approve such adjustment or amendment.

Clawback.

The Amended LTIP is subject to any written clawback policies that the Company, with the approval of our Board, may adopt and determine should apply to the Amended LTIP, either before or after the plan’s effective date. Any such policy may subject a Participant’s Awards and amounts paid or realized with respect to such Awards to reduction, cancelation, forfeiture, or recoupment if certain specified events or wrongful conduct occur, including an accounting restatement due to the Company’s material noncompliance with financial reporting regulations or other events or wrongful conduct specified in any such clawback policy.

Certain United States Federal Income Tax Aspects

The following discussion is for general information only and is intended to summarize briefly the U.S. federal income tax consequences of certain transactions contemplated under the Amended LTIP. This description is based on current laws, regulations, and rules in effect on the record date, which are subject to change (possibly retroactively). The tax treatment of Participants may vary depending on each Participant’s particular situation and may, therefore, be subject to special rules not discussed below. No attempt has been made to discuss any potential foreign, state or local tax consequences. Participants are advised to consult with a tax advisor concerning the specific tax consequences of participating in the Amended LTIP.

Tax Consequences to Participants under the Amended LTIP

Options and SARs.

Participants will not realize taxable income upon the grant of an Option or a SAR. Upon the exercise of a Nonstatutory Option or a SAR, a Participant will recognize ordinary compensation income (subject to withholding if the Participant is an employee) in an amount equal to the excess of (i) the amount of cash and the fair market value of the Common Stock received, over (ii) the exercise or grant price of the Award. A Participant will generally have a tax basis in any shares of Common Stock received pursuant to the exercise of a Nonstatutory Option or a SAR that equals the fair market value of such shares on the date of exercise. The Company generally will be entitled to a deduction for federal income tax purposes that corresponds as to timing and amount with the compensation income recognized by a Participant under the foregoing rules. When a Participant sells the Common Stock acquired as a result of the exercise of a Nonstatutory Option or a SAR, any appreciation (or depreciation) in the value of the Common Stock after the exercise date is treated as long- or short-term capital gain (or loss) for federal income tax purposes, depending on the holding period. The Common Stock must be held for more than 12 months to qualify for long-term capital gain treatment.

Participants who receive an ISO will not recognize taxable income on the grant of the ISO. Upon the exercise of an ISO, a Participant will not recognize taxable income, although the excess of the fair market value of the shares of Common Stock received upon exercise of the ISO (“ISO Stock”) over the exercise price will increase the alternative minimum taxable income of the Participant, which may cause such Participant to incur alternative minimum tax. The payment of any alternative minimum tax attributable to the exercise of an ISO would be allowed as a credit against the Participant’s regular tax liability in a later year to the extent the Participant’s regular tax liability is in excess of the alternative minimum tax for that year.

Upon the disposition of ISO Stock that has been held for the required holding period (generally, at least two years from the date of grant and one year from the date of exercise of the ISO), a Participant will generally recognize capital gain (or loss) equal to the excess (or shortfall) of the amount received in the disposition over the exercise price paid by the Participant for the ISO Stock. However, if a Participant disposes of ISO Stock that has not been held for the requisite holding period (a “Disqualifying Disposition”), the Participant will recognize ordinary compensation income in the year of the Disqualifying Disposition in an amount equal to the amount by which the fair market value of the ISO Stock at the time of exercise of the ISO (or, if less, the amount realized in the case of an arm’s length disposition to an unrelated party) exceeds the

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Proposal 2 — Approval of the Amended and Restated 2016 Long Term Incentive Plan

exercise price paid by the Participant for such ISO Stock. A Participant would also recognize capital gain to the extent the amount realized in the Disqualifying Disposition exceeds the fair market value of the ISO Stock on the exercise date. If the exercise price paid for the ISO Stock exceeds the amount realized (in the case of an arm’s-length disposition to an unrelated party), such excess would ordinarily constitute a capital loss.

The Company will generally not be entitled to any federal income tax deduction upon the grant or exercise of an ISO, unless a Participant makes a Disqualifying Disposition of the ISO Stock. If a Participant makes a Disqualifying Disposition, the Company generally will be entitled to a tax deduction that corresponds as to timing and amount with the compensation income recognized by the Participant under the rules described in the preceding paragraph.

Other Awards.

A Participant will recognize ordinary compensation income upon receipt of cash pursuant to a Cash Award or, if earlier, at the time the cash is otherwise made available for the Participant to draw upon. An individual will not have taxable income at the time of grant of a RSU, but rather, will generally recognize ordinary compensation income at the time he or she receives cash or shares of Common Stock in settlement of the RSU award, as applicable, in an amount equal to the cash or the fair market value of the Common Stock received. The Dividend Equivalents, if any, received with respect to a RSU or other Award will be taxable as ordinary compensation income, not dividend income, when paid.

A recipient of a Restricted Stock Award or Stock Award generally will be subject to tax at ordinary income tax rates on the fair market value of the Common Stock when it is received, reduced by any amount paid by the recipient; however, if the Common Stock is not transferable and is subject to a substantial risk of forfeiture when received, a Participant will recognize ordinary compensation income in an amount equal to the fair market value of the Common Stock (i) when the Common Stock first becomes transferable or is no longer subject to a substantial risk of forfeiture, in cases where a Participant does not make a valid election under Section 83(b) of the Code, or (ii) when the Award is received, in cases where a Participant makes a valid election under Section 83(b) of the Code. If a Section 83(b) election is made and the shares are subsequently forfeited, the recipient will not be allowed to take a deduction for the value of the forfeited shares. If a Section 83(b) election has not been made, any dividends received with respect to Restricted Stock that is subject at that time to a risk of forfeiture or restrictions on transfer generally will be treated as compensation that is taxable as ordinary income to the recipient; otherwise the dividends will be treated as dividends.

A Participant who is an employee will be subject to withholding for federal, and generally for state and local, income taxes at the time he or she recognizes income under the rules described above. The tax basis in the Common Stock received by a Participant will equal the amount recognized by him or her as compensation income under the rules described in the preceding paragraph, and the Participant’s capital gains holding period in those shares will commence on the later of the date the shares are received or the restrictions lapse. The Company generally will be entitled to a deduction for federal income tax purposes that corresponds as to timing and amount with the compensation income recognized by a Participant under the foregoing rules.

Internal Revenue Code Section 409A.

Awards under the Amended LTIP are generally intended to be designed, granted, and administered in a manner that is either exempt from the application of or complies with the requirements of Section 409A of the Code in an effort to avoid the imposition of taxes and/or penalties. To the extent that payment of an Award under the Amended LTIP is subject to additional taxes and interest under Section 409A, receipt of payments or benefits under such Award will, to the extent possible, be modified to comply with such requirements.

Golden Parachute Payments.

The ability of the Company (or the ability of one of our Subsidiaries) to obtain a deduction for future payments under the Amended LTIP could also be limited by the golden parachute rules of Section 280G of the Code, which prevent the deductibility of certain excess parachute payments made in connection with a change in control of an employer-corporation.

Section 162(m)

The ability of the Company (or the ability of one of our Subsidiaries) to obtain a deduction for amounts paid under the Amended LTIP could be limited by Section 162(m) of the Code. Section 162(m) limits our ability to deduct compensation, for federal income tax purposes, paid during any year to certain “covered employees” in excess of $1,000,000.

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF UNITED STATES FEDERAL INCOME TAXATION WITH RESPECT TO THE GRANT, EXERCISE, VESTING, AND/OR SETTLEMENT OF AWARDS UNDER THE AMENDED LTIP. IT IS NOT AND DOES NOT PURPORT TO BE COMPLETE AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF A PARTICIPANT’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH ANY ELIGIBLE PARTICIPANT MAY RESIDE.

New Plan Benefits

No awards under the Amended LTIP have been granted to date.  Because future awards under the Amended LTIP will be granted in the discretion of the Compensation Committee, the type, number, recipients, and other terms of such awards cannot be determined at this time.

Vote Required for Approval

The affirmative vote of holders of at least a majority of the votes cast on this proposal is required to approve the Amended LTIP. Brokers do not have discretionary authority to vote on this proposal. Failure to vote by proxy or to vote in person at the special meeting, an abstention from voting, or a broker non-vote will have no effect on the outcome of the vote on this proposal.

Equity Compensation Plan Information

The following table shows, as of December 31, 2020, information with respect to our equity compensation plans under which shares of Company common stock are authorized for issuance.

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Proposal 2 — Approval of the Amended and Restated 2016 Long Term Incentive Plan

Equity Compensation Plan Information

The following table shows, as of December 31, 2020, information with respect to our equity compensation plans under which shares of Common Stock are authorized for issuance.

Plan category	Number of securities to be issued upon exercise of outstanding options, restricted stock units, warrants, and rights (a)(1)		Weighted average exercise price of outstanding options, restricted stock units, warrants, and rights (b)(2)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by stockholders(3)	421,160	(3)	$9.81	1,016,951	(4)
Equity compensation plans not approved by stockholders	—		—	—
Total	421,160		$9.81	1,016,951

(1)

As of December 31, 2020, there were options and restricted stock units outstanding to acquire a total of 421,160 shares of Common Stock under the 2008 Plan and the 2016 LTIP in the aggregate, which amount represents 1.4% of the number of shares of Common Stock outstanding as of that date. A total of 870,367 unvested shares of time-based and performance-based vesting restricted stock were excluded from this column (a) as those shares are considered issued at the time of grant.

(2)	Weighted average exercise price is calculated on outstanding options and does not reflect any outstanding restricted stock units or other awards.
(3)

Plans previously approved by the Company’s stockholders include the 2008 Plan and the 2016 LTIP. Following approval of the 2016 LTIP at our annual meeting of stockholders held in June 2016, no further awards can be granted under our 2008 Plan. The amount in column (c) represents the number of shares available for issuance under the 2016 LTIP as of December 31, 2020.

(4)

On January 21, 2021, our Board approved annual stock awards to Messrs. Behrman, Burns, Foster and Renwick and Ms. Maguire covering 834,083 shares of Common Stock.  As of March 15, 2021, 215,393 shares remained available for issuance pursuant to future awards under the 2016 LTIP.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDED AND RESTATED 2016 LONG TERM INCENTIVE PLAN

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Proposal 3 — Ratification of the Section 382 Rights Agreement

You are being asked to ratify the adoption by our Board of the Section 382 Rights Agreement, dated July 6, 2020, by and between the Company and Computershare Trust Company, N.A., a federally charted trust company, as rights agent. Stockholder ratification of the Section 382 Rights Agreement is not required by applicable law or by our Restated Certificate of Incorporation, as amended, Amended and Restated Bylaws, as amended or other governing documents. Nonetheless, our Board has determined to request stockholder ratification of the adoption of the Section 382 Rights Agreement as a matter of good corporate governance. A summary of the Section 382 Rights Agreement appears below and is qualified by the full text of the Section 382 Rights Agreement attached as Appendix B to this Proxy Statement.

Background

Our Board believes that our net operating loss carryforwards (“NOLs”) have the potential to be a valuable asset. However, because the amount and timing of our future taxable income cannot be accurately predicted, we cannot predict the amount of NOLs that will ultimately be used to reduce the Company’s federal income tax liability. Although we are unable to quantify an exact value for the benefits that the NOLs may ultimately provide us with, we believe that the NOLs are a potentially valuable asset and the Board believes it is in the Company’s best interests to attempt to protect this asset by preventing the imposition of limitations on their use. The benefits of the NOLs would be reduced, and our use of the NOLs would be substantially delayed or potentially lost, if we experience an “ownership change,” as determined under Section 382 of the Internal Revenue Code, as amended, and applicable Treasury Regulations (“Section 382”).

The purpose of the Section 382 Rights Agreement (the “Rights Agreement”) is to facilitate the Company’s ability to preserve its NOLs and its other Tax Attributes (as such term is defined in the Rights Agreement) in order to be able to offset potential future income taxes for federal income tax purposes. The Company’s ability to use its NOLs and other Tax Attributes would be substantially limited if it experiences an “ownership change,” as such term is defined in Section 382. A company generally experiences an ownership change if the percentage of the value of its stock owned by certain “5-percent shareholders,” as such term is defined in Section 382, increases by more than 50 percentage points over a rolling three-year period. The Rights Agreement is intended to reduce the likelihood of an ownership change under Section 382 by deterring any Person (as such term is defined in the Rights Agreement) or group of affiliated or associated Persons from acquiring Beneficial Ownership (as defined below) of 4.9% or more of the outstanding Common Shares.

Pursuant to the terms of the Rights Agreement, the Rights issued pursuant to the Rights Agreement will expire if stockholder ratification has not been received following the final adjournment of the Annual Meeting. Thus, the Board is submitting the Rights Agreement for stockholder ratification.

Description of the Tax Benefits Preservation Plan

The Rights. In connection with the Rights Agreement, the Board declared a dividend of one preferred share purchase right (a “Right”), payable on July 16, 2020 for each outstanding share of common stock, par value $0.10 per share, of the Company (the “Common Shares”) outstanding on July 16, 2020 (the “Record

Date”) to the stockholders of record on that date. Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series G Class C Preferred Stock, no par value, of the Company (the “Preferred Shares”) at a price of $10.00 per one one-thousandth of a Preferred Share represented by a Right (the “Purchase Price”), subject to adjustment.

Distribution Date; Exercisability; Expiration

Initially, the Rights will be attached to all Common Share certificates (or other evidence of book-entry or other uncertificated ownership) and no separate certificates evidencing the Rights (“Right Certificates”) will be issued. Until the Distribution Date (as defined below), the Rights will be transferred with and only with the Common Shares. As long as the Rights are attached to the Common Shares, the Company will issue one Right with each new Common Share so that all such Common Shares will have Rights attached (subject to certain limited exceptions).

The Rights will separate and begin trading separately from the Common Shares, and Right Certificates will be caused to evidence the Rights, on the earlier to occur of (i) the Close of Business (as such term is defined in the Rights Agreement) on the tenth day following a public announcement, or the public disclosure of facts indicating, that a Person or group of affiliated or associated Persons has acquired Beneficial Ownership of 4.9% or more of the outstanding Common Shares (an “Acquiring Person”) (or, in the event that the Board of Directors determines to effect an exchange in accordance with Section 24 of the Rights Agreement and the Board of Directors determines that a later date is advisable, then such later date) and (ii) the Close of Business on the tenth Business Day (as such term is defined in the Rights Agreement) (or such later date as may be determined by action of the Board of Directors prior to such time as any Person becomes an Acquiring Person) following the commencement of a tender offer or exchange offer the consummation of which would result in the Beneficial Ownership by a Person or group of 4.9% or more of the outstanding Common Shares (the earlier of such dates, the “Distribution Date”). As soon as practicable after the Distribution Date, unless the Rights are recorded in book-entry or other uncertificated form, the Company will prepare and cause the Right Certificates to be sent to each record holder of Common Shares as of the Distribution Date.

An “Acquiring Person” will not include (i) the Company, (ii) any Subsidiary (as such term is defined in the Rights Agreement) of the Company, (iii) any employee benefit plan of the Company or of any Subsidiary of the Company, (iv) any entity holding Common Shares for or pursuant to the terms of any such employee benefit plan or (v) any Person who or which, together with all Affiliates and Associates (as such terms are defined in the Rights Agreement) of such Person, at the time of the first public announcement of the Rights Agreement, is a Beneficial Owner of 4.9% or more of the Common Shares then outstanding (a “Grandfathered Stockholder”). However, if a Grandfathered Stockholder becomes, after such time, the Beneficial Owner of any additional Common Shares (regardless of whether, thereafter or as a result thereof, there is an increase, decrease or no change in the percentage of Common Shares then outstanding Beneficially Owned (as such term is defined in the Rights Agreement) by such Grandfathered Stockholder) then such Grandfathered Stockholder shall be

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deemed to be an Acquiring Person unless, upon such acquisition of Beneficial Ownership of additional Common Shares, such person is not the Beneficial Owner of 4.9% or more of the Common Shares then outstanding. In addition, upon the first decrease of a Grandfathered Stockholder’s Beneficial Ownership below 4.9%, such Grandfathered Stockholder will no longer be deemed to be a Grandfathered Stockholder. In the event that after the time of the first public announcement of the Rights Agreement, any agreement, arrangement or understanding pursuant to which any Grandfathered Stockholder is deemed to be the Beneficial Owner of Common Shares expires, is settled in whole or in part, terminates or no longer confers any benefit to or imposes any obligation on the Grandfathered Stockholder, any direct or indirect replacement, extension or substitution of such agreement, arrangement or understanding with respect to the same or different Common Shares that confers Beneficial Ownership of Common Shares shall be considered the acquisition of Beneficial Ownership of additional Common Shares by the Grandfathered Stockholder and render such Grandfathered Stockholder an Acquiring Person for purposes of the Rights Agreement unless, upon such acquisition of Beneficial Ownership of additional Common Shares, such person is not the Beneficial Owner of 4.9% or more of the Common Shares then outstanding.

“Beneficial Ownership” is defined in the Rights Agreement to include any securities (i) which a Person or any of such Person’s Affiliates or Associates (a) actually owns (directly or indirectly) or would be deemed to actually or constructively own for purposes of Section 382 of the Code or the Treasury Regulations (as such terms are defined in the Rights Agreement) promulgated thereunder, including any coordinated acquisition of securities by any Persons who have a formal or informal understanding with respect to such acquisition (to the extent ownership of such securities would be attributed to such Persons under Section 382 of the Code and the Treasury Regulations promulgated thereunder), (b) beneficially owns, directly or indirectly, within the meaning of Rules 13d-3 or 13d-5 promulgated under the Exchange Act or (c) has the right or ability to vote, or the right to acquire, pursuant to any agreement, arrangement or understanding (except under limited circumstances), (ii) which are directly or indirectly Beneficially Owned by any other Person with which a Person has any agreement, arrangement or understanding for the purpose of acquiring, holding or voting such securities, or obtaining, changing or influencing control of the Company or (iii) which are the subject of, or reference securities for, or that underlie, certain derivative positions of any Person or any of such Person’s Affiliates or Associates; provided, that a Person shall not be deemed to be the Beneficial Owner of, or to Beneficially Own, (x) securities tendered pursuant to a tender or exchange offer made pursuant to, and in accordance with, the applicable rules and regulations promulgated under the Exchange Act until such tendered securities are accepted for purchase or exchange or (y) any shares of the Company’s Preferred Stock or Class C Preferred Stock (other than the Preferred Shares).

The Rights are not exercisable until the Distribution Date. The Rights will expire on the earliest to occur of (i) the Close of Business on the day following the certification of the voting results of the Company’s 2021 annual meeting of stockholders, if at such stockholder meeting or any other meeting of stockholders of the Company duly held prior to such meeting, a proposal to ratify the Rights Agreement has not been passed by the requisite vote of the Company’s stockholders, (ii) the date on which the Board of Directors determines in its sole discretion that (x) the Rights Agreement is no longer necessary for the preservation of material valuable NOLs or Tax Attributes or (y) the NOLs and Tax Attributes have been fully utilized and may no longer be carried forward and (iii) the Close of Business on July 6, 2023 (the “Final Expiration Date”).

Exempt Persons and Transactions

The Board of Directors may, in its sole and absolute discretion, determine that a Person is exempt from the Rights Agreement (an “Exempt Person”), so long as such determination is made prior to such time as such Person becomes an Acquiring Person. Any Person will cease to be an Exempt Person if the Board of Directors makes a contrary determination with respect to such Person regardless of the reason therefor. In addition, the Board of Directors may, in its sole and absolute discretion, exempt any transaction from triggering the Rights Agreement, so long as the determination in respect of such exemption is made prior to such time as any Person becomes an Acquiring Person. Any Person, together with all Affiliates and Associates of such Person, who proposes to acquire 4.9% or more of the outstanding Common Shares may apply to the Board of Directors in advance for an exemption in accordance with and pursuant to the terms of the Rights Agreement.

Flip-in Event

If a Person or group becomes an Acquiring Person at any time after the date of the Rights Agreement (with certain limited exceptions), the Rights will become exercisable for Common Shares having a value equal to two times the exercise price of the Right. From and after the announcement that any Person has become an Acquiring Person, if the Rights evidenced by a Right Certificate are or were acquired or Beneficially Owned by an Acquiring Person or any Associate or Affiliate of an Acquiring Person, such Rights shall become void, and any holder of such Rights shall thereafter have no right to exercise such Rights. If the Board of Directors so elects, the Company may deliver upon payment of the exercise price of a Right an amount of cash, securities or other property equivalent in value to the Common Shares issuable upon exercise of a Right.

Exchange

At any time after any Person becomes an Acquiring Person, the Board of Directors may exchange the Rights (other than Rights owned by any Person which have become void), in whole or in part, at an exchange ratio of one Common Share per Right (subject to adjustment). The Company may issue, transfer or deposit such Common Shares (or other property as permitted under the Rights Agreement) to or into a trust or other entity created upon such terms as the Board of Directors may determine and may direct that all holders of Rights receive such Common Shares or other property only from the trust or other entity. In the event that the Board of Directors determines, before the Distribution Date, to effect an exchange, the Board of Directors may delay the occurrence of the Distribution Date to such time as it deems advisable.

Flip-over Event

If, at any time after a Person becomes an Acquiring Person, (i) the Company consolidates with, or merges with, any other Person (or any Person consolidates with, or merges with, the Company) and, in connection with such consolidation or merger, all or part of the Common Shares are or will be changed into or exchanged for stock or other securities of any other Person or cash or any other property or (ii) 50% or more of the Company’s consolidated assets or Earning Power (as defined in the Rights Agreement) is sold,

LSB Industries Proxy Statement	20

Proposal 3 — Ratification of the Section 382 Rights Agreement

then proper provision will be made so that each holder of a Right will thereafter have the right to receive, upon the exercise thereof at the then current exercise price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction will have a market value of two times the exercise price of the Right.

Redemption

At any time prior to the earlier to occur of (i) the Close of Business on the tenth day following the Stock Acquisition Date (as defined in the Rights Agreement) (or, if the tenth day following the Stock Acquisition Date occurs before the Record Date, the Close of Business on the Record Date) and (ii) the Final Expiration Date, the Board of Directors may redeem the Rights in whole, but not in part, at a price of $0.001 per Right (the “Redemption Price”). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

Amendment

The terms of the Rights may be amended by the Board of Directors without the consent of the holders of the Rights, except that at any time after the Close of Business on the tenth day following the Stock Acquisition Date (or, if the tenth day following the Stock Acquisition Date occurs before the Record Date, the Close of Business on the Record Date), no such amendment may adversely affect the interests of the holders of the Rights (other than the Acquiring Person and its Affiliates and Associates).

Preferred Stock Rights

Each one-thousandth of a Preferred Share will entitle the holder thereof to the same dividends and liquidation rights as if the holder held one Common Share and will be treated the same as a Common Share in the event of a merger, consolidation or other share exchange.

Rights of Holders

Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

The Board has determined that the Rights Agreement is advisable and in the Company’s and the stockholders’ best interests because the entry into and maintenance of the Rights Agreement:

•	discourages acquisitions of stock that could result in an “ownership change” for federal income tax purposes, as discussed below;
•	encourages potential acquirers of Common Stock to negotiate with the Board before acquiring significant equity ownership positions in the Company;
•	does not restrict a later sale of the Company on terms that the Board determines are in the best interest of the stockholders; and
•	has no significant up-front financial, accounting or tax consequences to the Company or the stockholders.

Certain Considerations Related to the Section 382 Rights Agreement

The Board believes that the Rights Agreement may help preserve the Company’s ability to use its NOLs to reduce future tax liabilities and that the Rights Agreement is in the Company’s and the stockholders’ best interests. However, the possibility of an ownership change cannot be eliminated and the Board cannot guarantee that an ownership change will not occur - even if the Rights Agreement is in place.

Please also consider the items discussed below when voting on this Proposal No. 3.

The IRS could challenge the amount of the Company’s NOLs or claim that the Company experienced an ownership change, which could reduce the amount of NOLs that the Company could use or eliminate the Company’s ability to use NOLs altogether.

The Internal Revenue Service (the “IRS”) has not audited or otherwise validated the amount of the Company’s NOLs. The IRS could challenge the amount of the Company’s NOLs, which could limit the Company’s ability to use NOLs to reduce future tax liabilities. In addition, the complex provisions of Sections 382 and the limited knowledge that any public company has about the ownership of its publicly traded stock can make it difficult for the Company and its advisors to determine whether an ownership change has occurred. Therefore, the Board cannot assure you that the IRS will not claim that the Company has experienced an ownership change and attempt to reduce or eliminate the benefits associated with the Company’s NOLs - even if the Section 382 Tax Benefits Preservation Plan is in place.

Congress or the IRS could change Section 382 and/or the regulations promulgated thereunder.

On December 22, 2017, President Trump signed into law the Tax Cuts and Jobs Act of 2017 (the “Tax Act”). The Tax Act will affect the Company’s ability to use NOLs generated in taxable years beginning after December 31, 2017, to offset the Company’s income tax obligations. Other potential future legislation, or the modification or promulgation of treasury regulations by the IRS, could change the provisions of Section 382 and/or other applicable provisions of the Code and treasury regulations in a manner that would limit the Company’s ability to utilize its NOLs. Therefore, the Board cannot assure you that tax laws and applicable treasury regulations will not change in a manner that could reduce or eliminate the benefits associated with the Company’s NOLs - even if the Section 382 Tax Benefits Preservation Plan is in place.

The Company still faces a continued risk of an ownership change.

Although the Rights Agreement is intended to reduce the likelihood of an ownership change, the Rights Agreement cannot prevent transfers of the Company’s stock that could result in an ownership change. Accordingly, the Board cannot guarantee you that the Rights Agreement will prevent or even reduce the risk of an ownership change.

The Section 382 Tax Benefits Preservation Plan could impact on the value of the Common Stock.

If investors object to holding the Common Stock subject to the terms of the Rights Agreement, the Rights Agreement could depress the value of the Common Stock by an amount that could more than offset any value preserved by protecting the Company’s NOLs.

LSB Industries Proxy Statement	21

Potential Anti-Takeover Effects.

While intended to reduce the risk of an ownership change, the Rights Agreement could have certain anti-takeover effects. The Rights will cause substantial dilution to any person or group that becomes an Acquiring Person. Accordingly, the Rights may render more difficult, or discourage, a merger, tender offer, proxy contest or assumption of control by a holder of the Common Stock or other Company securities. However, because the Board can unilaterally redeem the Rights Agreement prior to any person become an Acquiring Person, the Section 382 Tax Benefits Preservation Plan will not interfere with any merger, change in control or other business combination approved by the Board.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE SECTION 382 RIGHTS AGREEMENT.

LSB Industries Proxy Statement	22

Proposal 4 — Ratification of the Appointment of Ernst & Young LLP as the Independent Registered Public Accounting Firm for 2021

The Audit Committee has appointed the firm of Ernst & Young LLP (“E&Y”) as its independent registered public accounting firm for 2021. E&Y has served as our auditors for more than five years, including the fiscal year most recently completed. If the stockholders do not ratify the appointment of E&Y, the Audit Committee will reconsider the appointment and may or may not consider the appointment of another independent registered public accounting firm for the Company for 2021 or future years.

Consistent with past practices, it is expected that one or more representatives of E&Y will attend the annual meeting and will be available to respond to appropriate questions or make a statement should they desire to do so.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2021.

Proposal 5 — Advisory Vote to Approve Named Executive Officer Compensation

We are asking our stockholders to approve the following advisory resolution related to the compensation of the Company’s named executive officers commonly known as a “say-on-pay” proposal:

RESOLVED, that the stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, and the compensation tables, and the related narrative discussion in this Proxy Statement.

Our stockholders’ opinions are important to us and we hold this advisory vote annually in order to get a better understanding of their views on the compensation of our named executive officers and its alignment with stockholder interests. The Board and the Compensation Committee, which is composed of independent directors, will review and take into account the outcome of this vote when considering future executive compensation decisions.

Stockholders are encouraged to read the Compensation Discussion and Analysis, the accompanying compensation tables, and the narrative disclosure related to executive compensation disclosure in this Proxy Statement, which provide information about our compensation policies and the compensation of our named executive officers. Stockholders should note that, because the advisory vote on executive compensation occurs well after the beginning of the compensation year, and because the different elements of our executive compensation programs are designed to operate in an integrated manner and to complement one another, it may not be appropriate or feasible to change our executive compensation programs in consideration of any one year’s advisory vote on executive compensation by the time of the following year’s annual meeting of stockholders.

The Board intends to hold this vote annually, and the next advisory vote to approve named executive officer compensation will occur in 2022.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE RESOLUTION TO APPROVE THE COMPANY’S NAMED EXECUTIVE OFFICER COMPENSATION.

LSB Industries Proxy Statement	23

Corporate Governance

Corporate Responsibility

The LSB Industries, Inc. Environmental, Social and Governance Framework

Our Purpose

As a public company and as a member of the communities where we live and work, it is our obligation to maximize long-term value of the Company for all of our stakeholders, including our employees, customers, stockholders, the communities where we operate and the environment. We do this by focusing on safety throughout the Company, on efficiently operating our business and on actively implementing efficient capital management strategies. As we work to achieve success in these endeavors, in everything we do, we are constantly mindful of our responsibility as an organization to be a good corporate citizen. What that means to us at LSB is that, in every facet of operating our company, we base our decisions on a set of core values that we’ve established that lead us to strive to not only minimize any negative impacts of our operations on the aspects of our society and environment that we come in contact with, but to also improve society and the environment.

In our daily effort to be good corporate citizens, we seek to produce positive outcomes for the world around us in four main areas:

Employee Well-Being	Community Enhancement	Production Contributions	Environmental Stewardship

Our employees are our most valuable asset. They are fundamental to our success, and we strive to sustain a culture that is inclusive, diverse, respectful, and safe. LSB’s cornerstone values have enabled our employees to grow and contribute day after day, year after year.

As a company, we believe the backbone of our success is a strong community where our employees live and work. It is no surprise that our employees impact those communities, demonstrating care and compassion for their neighbors. We recognize and respect the symbiotic relationship between our company and the communities where we operate.

Our products play a vital role in the manufacture of many industrial and consumer products — including their use as fertilizers in the global agriculture market. In the industrial markets, we are a supplier of industrial and high purity metallurgical grade ammonia for many specialty applications, including the reduction of air emissions from power plants, water treatment and refrigeration.

In the agriculture market, our nitrogen products are used as fertilizer, a key nutrient necessary for crop growth and soil quality.

As an operator of chemical manufacturing facilities, we are acutely aware of our responsibility to maintain the health of the environment and improve it where possible. To that end, we continue to invest in equipment and technology systems that reduce our use of water and greenhouse gases and other emissions. We strive to go beyond federal and state regulations for the betterment of the land, air and water in the areas surrounding our facilities.

LSB Industries Proxy Statement	24

Corporate Governance

Our vision is to become a “best-in-class” diversified chemical manufacturer that constantly strives to be a good corporate citizen. We place a strong focus on the aspects of our operations where we believe we can have the greatest impact, and to-date, have been successful in this regard. But our endeavors to become a better employer, a better community member and a better champion for the environment have no end points. Our pursuit of “best-in-class” is never completed, but rather is a journey that we walk each and every day, and we thank every person in our organization, as well as our suppliers and customers for their partnership, support and persistence on this journey.  For further information, go to www.lsbindustries.com/sustainability.

Board Diversity

We believe that having a mix of directors on the board who are from varied backgrounds and who bring a diverse range of perspectives and insights fosters enhanced decision-making, promotes better corporate governance and builds board capability.

Our belief is reflected in our Corporate Governance Guidelines, which recognizes that only highly qualified candidates with the right personal qualities (such as leadership skills, integrity, time and commitment), core business skills and industry experience will be considered as board members. While the qualifications of each individual director are paramount, diversity criteria relating to the director’s age, tenure, geographic location, education, gender and ethnicity must also be given due consideration. We recently updated our diversity criteria to formally acknowledge the Company’s goal to include, women and minority candidates in its director search process. These updates confirm our commitment to diversity and inclusion and the diversity criteria that are always considered.  Of our current directors, two are women and one of our female directors is a member of a minority group. Our Corporate Governance Guidelines are available for Review at www.lsbindustries.com/investors.

Executive Diversity

We believe that a diverse workplace culture drives enhanced decision-making and can influence employee attraction and retention, as well as customer satisfaction. Diversity in our business creates long-term value by aligning LSB’s business perspectives with an increasingly diverse customer base, building capability to operate in our  markets and enabling the Company to recruit from a larger talent pool.

Within our senior executive leadership team, as is the case within the Company as a whole, the level of representation from diverse groups is a criteria that is always given due consideration when identifying candidates for senior leadership roles. We do not mandate specific diversity targets in hiring executive officers due to the small size of this group and the need to carefully consider a broad range of criteria. Of our current senior executive team, four are women, including two of our named executive officers for this proxy statement and one of our female executives is a member of a minority group.

Corporate Governance Highlights

The Board is committed to continually improving its corporate governance processes, practices and procedures. Our governance policies and structures are designed to promote the Board’s thoughtful oversight of the Company’s business decisions and ensure intelligent risk-taking, with the goal of furthering our long-

term strategic goal of becoming a best-in-class chemical producer. Highlights include:

•	An increasingly diverse Board with the appropriate mix of skills, experience and perspective. With the appointment of Diana Peninger, 22% of our directors are women;
•	The appointment of a non-Executive Chairman of the Board;
•

Seven of our nine directors are independent under NYSE listing standards, with the non-independent directors consisting of Mr. Behrman, and Mr. B. Golsen.  While such directors are not deemed to be independent, we believe their interests are aligned with the Company’s as a result of their significant ownership interest in the Company;

•	All Board committees are fully independent;
•	Policy limiting the number of public company boards on which directors may serve;
•	A portion of all executives’ annual compensation is tied to the achievement of safety metrics, reflecting the importance of our employees and their safety to the Company;

LSB Industries Proxy Statement	25

Corporate Governance

•	Minimum share ownership guidelines for Directors and requirements for Executive Officers;
•	Anti-Hedging of Company Securities Policy; and
•	Stockholder ratification of the selection of external audit firm.

Meetings of the Board

Our Board held 14 meetings in 2020. Like many companies, as a result of the COVID-19 pandemic, we have moved to a virtual meeting format.  We have found the virtual meeting format to work well and we will continue to review the right mix of in-person and virtual meetings going forward.  All directors, for the period of time they served on the Board in 2020, attended 100% of the combined total of the meetings held by the Board and the meetings held by all committees of the Board on which each director served.

Board Leadership Structure

In December 2018, Mr. Roedel was named Chairman of the Board, and Mr. Behrman became the Chief Executive Officer. The responsibilities of the Chairman of the Board generally include:

•	Chairing all meetings of the Board;
•	Assisting the Board and management in providing leadership and developing overall corporate strategy;
•	Building consensus in the development of the Company’s overall strategic plan;
•	Serving as a liaison between management and the directors; and
•	Overseeing the Board’s stockholder communications policies.

The Board reviews the appointment of the Chairman on an annual basis.

Committees of the Board of Directors and Committee Charters

The Board has three separately designated active standing committees: a Nominating and Corporate Governance Committee, an Audit Committee, and a Compensation Committee. The Board has adopted written charters for each of these committees. The Board has determined that all members of these committees are independent directors and satisfy the Securities and Exchange Commission (“SEC”) and NYSE requirements for independence. A current copy of the charters of the aforementioned committees along with our corporate governance guidelines are available on our website at www.lsbindustries.com and are also available from the Company upon request to the Secretary. The following sets forth the current members of each committee and current Board class expiration year:

Name	Class	Age	Director Since	Audit	Nominating and Corporate Governance	Compensation

Barry H. Golsen	2021	70	1981
Richard W. Roedel	2021	71	2015	Chair	Chair	X
Kanna Kitamura	2021	48	2018		X	X
Mark T. Behrman	2022	58	2018
Jonathan S. Bobb	2022	45	2015	X		X
Richard Sanders, Jr.	2022	64	2014	X	X
Steven L. Packebush	2023	56	2020	X	X
Diana M. Peninger	2023	56	2020	X		X
Lynn F. White	2023	68	2015	X		Chair

Director Statistics

Gender Diversity	Average Age	Independence	Average Tenure
22%	60	78%	8

Nominating and Corporate Governance Committee

The Nominating Committee consists entirely of independent directors who were appointed by the Board to serve until their successors are appointed and qualified. The Board has determined that each member of the Nominating Committee is independent in accordance with the listing standards of the NYSE. During 2020, the Nominating Committee held 6 meetings.

The Nominating Committee is primarily responsible for:

•	Developing and recommending to the Board, appropriate corporate governance principles and practices and assisting the Board in implementing those practices; and
•

Developing criteria for, and identifying individuals qualified to become, members of the Board and recommending to the Board nominees for election at the annual meetings of stockholders or for appointment to fill vacancies.

LSB Industries Proxy Statement	26

Corporate Governance

The Nominating Committee periodically assesses the skills and experience needed for the Board to properly direct the business and affairs of the Company. The Nominating Committee seeks Board candidates possessing the following qualities:

•	Diverse mix of skills, qualifications and experience, including business leadership, financial expertise, corporate governance, chemical expertise, and legal and risk management;
•	Proven leadership, sound judgment, integrity and a commitment to the success of the Company; and
•	Independence, financial literacy, personal and professional accomplishments and experience considering the needs of the Company.

The Nominating Committee evaluates the skills, qualifications, experience and expertise of candidates to determine director nominees. For incumbent directors, the factors also include past performance on the Board and contributions to their respective committees.

The Nominating Committee is also responsible for:

•

Advising the Board about the appropriate composition of the Board and its committees, including recommendations related to the Board’s leadership structure and the designation of individuals to serve as Chairman of the Board and Lead Director (if any); and

•	Leading the evaluation of the Board through an annual review of the performance of the Board and its committees.

The Nominating Committee considers the qualifications of director candidates recommended by stockholders and evaluates each of them using the same criteria the Nominating Committee uses for incumbent or other candidates identified by the Nominating Committee. Director candidate recommendations by stockholders must be made in compliance with the procedures set forth in our Bylaws by notice in writing delivered or mailed by first class U.S. mail, postage prepaid, to the Chairman of the Nominating and Corporate Governance Committee, in care of the Secretary of the Company, 3503 NW 63rd Street, Suite 500, Oklahoma City, Oklahoma 73116. Please indicate “Nominating Committee” on the envelope.

Audit Committee

The Audit Committee assists the Board in (i) overseeing the accounting, reporting, and financial practices of the Company and its subsidiaries, and (ii) preparing the report required by the SEC to be included in the Company’s annual proxy.

In carrying out these purposes, the Audit Committee, among other things, is responsible for:

•	Providing an open means of communication among the independent auditors, financial and senior management, the internal auditors and the Board;
•	Appointing, evaluating and approving the appointment, compensation, retention and oversight of the independent registered public accounting firm;
•	Approving in advance all auditing services and permitted non-audit services to be provided by the independent auditor;
•	Annually considering the qualifications, independence and performance of the independent registered public accounting firm;
•	Reviewing recommendations of the independent registered public accounting firm concerning our accounting principles, internal controls and accounting procedures and practices;
•	Providing oversight of the internal audit function;
•	Reviewing and approving the scope of the annual audit;
•	Reviewing and discussing with management and the independent registered public accounting firm the annual audited and quarterly unaudited financial statements;
•

Reviewing legal matters and the Company’s compliance programs and other systems in place designed to ensure that the Company’s financial statements, reports and other financial information satisfy applicable legal, regulatory or NYSE requirements; and

•	Performing such other duties as set forth in the Audit Committee Charter.

During 2020, the Audit Committee held 7 meetings.

Audit Committee Financial Expert

In 2020, the Board evaluated the members of the Audit Committee and believes that each member of the Audit Committee is financially literate and that each member has sufficient background and experience to fulfill the duties of the Audit Committee. The Board has determined that Mr. Roedel satisfies the definition of “audit committee financial expert” under the NYSE listing standards and applicable SEC regulations.

LSB Industries Proxy Statement	27

Corporate Governance

 Audit Committee Report

In accordance with its charter, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the Company’s accounting and financial reporting processes and its internal and external audit processes. The Audit Committee has implemented procedures to ensure that it devotes the attention necessary to each of the matters assigned to it under its charter.

In discharging its oversight responsibility, the Audit Committee has reviewed and discussed the Company’s audited consolidated financial statements and related footnotes and the effectiveness of the Company’s internal control over financial reporting for the fiscal year ended December 31, 2020 and the independent registered public accounting firm’s report on those financial statements and report on the Company’s internal control over financial reporting, with our management and with E&Y our independent registered public accounting firm. Management represented to the Audit Committee that our financial statements were prepared in accordance with generally accepted accounting principles (“GAAP”). The Audit Committee has discussed with E&Y the matters required to be discussed under Auditing Standard No. 1301, “Communications with Audit Committees,” adopted by the Public Company Accounting Oversight Board.

As part of its responsibilities for oversight of risk management, the Audit Committee reviewed and discussed Company policies with respect to risk assessment and risk management, including discussions of individual risk areas.

The Audit Committee recognizes the importance of maintaining the independence of the Company’s independent registered public accounting firm. Consistent with its charter, the Audit Committee has evaluated E&Y’s qualifications, performance, and independence, including that of the lead audit partner. The Audit Committee has received and reviewed the written disclosures and the letter from E&Y required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee, and has discussed with E&Y, its independence from the Company.

Based on the review and discussions described above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, for filing with the SEC.

Submitted by the Audit Committee of the Company’s Board of Directors.

Richard W. Roedel (Chair)
Jonathan S. Bobb Steven L. Packebush Diana M. Peninger Richard S. Sanders
Lynn F. White

Notwithstanding anything to the contrary set forth in our filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate by reference previous or future filings, including this Proxy Statement, in whole or in part, the foregoing report of the Audit Committee and any statements regarding the independence of the Audit Committee members shall not be incorporated by reference into any such filings.

LSB Industries Proxy Statement	28

Corporate Governance

Fees Paid to Independent Registered Public Accounting Firm

Audit Fees

The aggregate fees billed by E&Y for professional services rendered for the audit of our annual financial statements for the fiscal years ended December 31, 2020 and 2019, for the reviews of the financial statements included in our Quarterly Reports on Form 10-Q for those fiscal years, and for review of SEC-related documents for those fiscal years were approximately $880,000 and $1,110,000, respectively.

Audit-Related Fees

E&Y billed us $38,500 and $35,400 during 2020 and 2019 for audit-related services, which included services relating to our benefit plan audits.

Tax Fees

E&Y billed us $198,844 and $283,769 during 2020 and 2019, respectively, for tax services, which included tax return review and preparation, tax consultations and planning.

All Other Fees

Not applicable for 2020 and 2019.

Engagement of the Independent Registered Public Accounting Firm

The Audit Committee is responsible for approving all engagements with E&Y to perform audit or non-audit services for us prior to us engaging E&Y to provide those services. All of the services outlined under the headings “Audit Related Fees,” “Tax Fees,” and “All Other Fees,” above were approved by the Audit Committee. The Audit Committee of our Board has considered whether E&Y’s provision of the services described above for the fiscal years ended December 31, 2020 and 2019 is compatible with maintaining its independence.

Audit Committee’s Pre-Approval Policies and Procedures

All audit and non-audit services that may be provided to us by our principal accountant, E&Y, require pre-approval by the Audit Committee. The Audit Committee delegates such pre-approval of services to the Chairman of the Audit Committee. The Audit Committee or the Chairman of the Audit Committee evaluates the pre-approval request to determine the appropriateness of the proposed project and proposed fee. Further, E&Y may not provide to us those services specifically prohibited by the SEC.

Oversight of Risk Management

The Board oversees management’s risk management activities, including those relating to credit risk, liquidity risk, and operational risk, through a combination of processes. The Board believes effective risk management will enable us to accomplish the following:

•	Timely identification of material risks that the Company encounters, including an annual review of enterprise risks with management;
•	Communication of necessary information with respect to material risks to senior executives and, as appropriate, the Board or relevant committee of the Board;
•	Implementation of appropriate and responsive risk management strategies consistent with the Company’s risk profile; and
•	Integration of risk management into the Company’s decision-making.

In addition to the Company’s compliance program, the Board encourages management to promote a corporate culture that incorporates risk management into the Company’s corporate strategy and day-to-day business operations. The Board also continually works, with the input of the Company’s executive officers, to assess and analyze the most likely areas of future risk for the Company.

The Audit Committee is responsible for overseeing the Company’s policies with respect to risk assessment and risk management relating to the Company’s major financial risk exposures and to review and discuss such material risks and the steps taken to monitor and control such exposures.

Code of Ethics

The Chief Executive Officer, the Chief Financial Officer, the principal accounting officer, treasurer, and the controllers of each of our subsidiaries, or persons performing similar functions, are subject to our Code of Ethics for CEO and Senior Financial Officers. Additionally, we and each of our subsidiary companies have adopted a Code of Business Conduct applicable to all of the employees, officers and directors of the Company and its subsidiaries.

Our Code of Ethics for CEO and Senior Financial Officers and Code of Business Conduct are available on our website at www.lsbindustries.com. We will post any amendments to these documents, as well as any waivers that are required to be disclosed pursuant to the rules of either the SEC or the NYSE, on our website (to the extent applicable to the Company’s executive officers, senior financial officers or directors).

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Corporate Governance

Compensation Committee

Our Compensation Committee is comprised of non-employee, independent directors in accordance with the rules of the NYSE. During 2020, the Compensation Committee held 8 meetings.

The Compensation Committee’s responsibilities include, among other duties:

•

Determining the individual elements of total compensation for the Company’s President and Chief Executive Officer, the other executive officers and the Company’s non-employee directors, and approving specific corporate goals and objectives relevant to their compensation;

•

Overseeing management’s compliance with the compensation reporting requirements of the SEC, the NYSE and any other regulatory bodies, including reviewing and discussing with management the Compensation Discussion and Analysis (“CD&A”) to be included in the Company’s proxy statement for its annual meeting of stockholders or Annual Report on Form 10-K, and determining whether to recommend to the Board that the CD&A be included in the proxy statement or Annual Report on Form 10-K;

•

Reviewing, evaluating and overseeing the incentive, equity-based and other compensation agreements, plans, policies and programs of the Company to compensate the Company’s executive officers and directors;

•	Conducting an annual review of the Chief Executive Officer’s performance and discussing the Chief Executive Officer’s review of the other executive officers; and
•	Performing other functions or duties deemed appropriate by the Board.

Recommendations regarding non-equity compensation of our non-executive officers and our named executive officers are made by our Chief Executive Officer, other than decisions related to his own compensation, and are presented for discussion with the Compensation Committee.

During 2020, the agenda for meetings of the Compensation Committee was determined by its Chairman with the assistance of our Chief Executive Officer. Compensation Committee meetings are regularly attended by the Chief Executive Officer. At each Compensation Committee meeting, the Compensation Committee also meets in executive session without the Chief Executive Officer. The Compensation Committee may delegate authority to the Chief Executive Officer in order to fulfill certain administrative duties regarding the compensation programs.

The Compensation Committee has authority under its charter to retain, approve fees for, and terminate advisors, consultants and agents as it deems necessary to assist in the fulfillment of its responsibilities. If a compensation consultant is engaged, the Compensation Committee reviews the total fees paid to such outside consultant by the Company to ensure that the consultant maintains its objectivity and independence when rendering advice to the Compensation Committee. During 2020, the Compensation Committee retained Compensation Strategies, Inc. ("Compensation Strategies”) as its independent compensation consultant to advise the Compensation Committee on matters related to executive and non-employee director compensation. For information regarding the compensation consultant, please see

“Executive Compensation — Compensation Discussion and Analysis-Use of Compensation Consultant” in this Proxy Statement.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee has the authority to set the compensation of all of our officers. The Compensation Committee considered the recommendations of the Chief Executive Officer when setting the compensation of our officers. During 2020, the Chief Executive Officer did not make any recommendation regarding his own compensation. None of the members of the Compensation Committee is an officer or employee of the Company or any of its subsidiaries, or had any relationship requiring disclosure by the Company under Item 404 of Regulation S-K during 2020. No executive officer of the Company served on any board of directors or compensation committee of any other company for which any of our directors served as an executive officer at any time during 2020.

Board Independence

The Board has determined that Messrs. Roedel, White, Bobb, Packebush and Sanders and Mmes. Kitamura and Peninger are “independent” in accordance with the current listing standards of the NYSE. Our independent directors are regularly scheduled to meet in executive session following each meeting of the Board.

The Board has affirmatively determined that each of the independent directors had no material relationship with the Company whether directly or as a partner, stockholder or officer of an organization that had a relationship with the Company during 2020. Directors responded to a questionnaire asking about their relationships (and those of their immediate family members) with us and other potential conflicts of interest.

The Board determined that the members of each of the Audit Committee, Compensation Committee, and Nominating Committee meet the independence tests of the NYSE and the SEC.  In connection with the independence of each non-employee director, the Board also determined that each member of the Audit Committee and Compensation Committee meets the additional independence standards of the NYSE and SEC applicable to members of the respective committees.

Communication with the Board

Our Board believes that it is important for us to have a process whereby stockholders may send communications to the Board. Stockholders and interested parties who wish to communicate with the Board, the Chairman, the independent directors as a group, or a particular director, may do so by sending a letter to the Chairman of the Board of Directors at 3503 NW 63rd Street, Suite 500, Oklahoma City, Oklahoma 73116. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication” or “Stockholder-Director Communication.” All such letters must identify the author as a stockholder or an interested party and clearly state whether the intended recipients are all members of the Board, the Chairman, the independent directors, non-management directors, or only certain specified individual directors. The Chairman will make

LSB Industries Proxy Statement	30

Corporate Governance

copies of all such letters and circulate them to the appropriate director or directors.

Policy as to Related Party Transactions

Pursuant to the Audit Committee Charter, our Audit Committee reviews any related party transactions involving any of our directors and executive officers. The Audit Committee believes that it considers all relevant facts and circumstances in its review process.

The following related party transactions were reviewed by the Audit Committee or the Board as a whole:

•

In August 2020, a subsidiary of the Company entered into a $30 million secured financing arrangement with an affiliate of LSB Funding LLC, an unrelated third party and the holder of our Series E-1 cumulative redeemable Class C preferred stock, which transaction included debt issuance costs of approximately $0.1 million paid to this affiliate.

LSB Industries Proxy Statement	31

Our Executive Officers

MARK T. BEHRMAN

Mr. Behrman, age 58, became our President and Chief Executive Officer effective December 30, 2018. He served as the Company’s Executive Vice President and Chief Financial Officer from June 2015 and its Senior Vice President of Corporate Development beginning in March 2014. Mr. Behrman’s biographical information is set forth above. See “Continuing Directors”.

CHERYL A. MAGUIRE

Ms. Maguire, age 43, became the Company’s Executive Vice President and Chief Financial Officer in January 2020.  Prior to this role, as of December 30, 2018, she was the Company’s Senior Vice President and Chief Financial Officer. She joined the Company as Vice President, Financial Planning and Accounting in November 2015. She has more than 17 years of financial and accounting experience across manufacturing and energy industries. Prior to joining the Company, Ms. Maguire served as a Senior Manager of financial planning and analysis with LyondellBasell, a large international plastics, chemicals and refining company, from July 2012 to June 2015. Ms. Maguire was previously head of external reporting, corporate accounting, accounting policy and financial analysis at Petroplus, a European Refining company. During her career, Ms. Maguire has been integral to the financial integration of large-scale acquisitions, the execution of multiple debt and equity transactions and the implementation of several corporate restructurings and business turnarounds. She began her career at Grant Thornton LLP. Ms. Maguire holds a Bachelor of Business Administration from University of Prince Edward Island and is a certified public accountant.

MICHAEL J. FOSTER

Mr. Foster, age 54, became the Company’s Executive Vice President, General Counsel and Secretary on December 30, 2018. He joined the Company as Senior Vice President, General Counsel and Secretary in January 2016. Immediately prior to joining the Company, Mr. Foster was engaged in the private practice of law. From 2007 to 2014 Mr. Foster served as the Senior Vice President, General Counsel and Secretary for Tronox (NYSE:TROX), a global mining and manufacturing firm. Before his appointment as the Tronox General Counsel, Mr. Foster served as its Managing Counsel where he led the operations of the Tronox legal team following its spin-off from Kerr-McGee Corporation. Prior to the Tronox spin-off, Mr. Foster served as a member of the Kerr-McGee legal team. His earlier experience includes nearly five years in the midstream energy industry and more than five years in the public and private practice of law. Mr. Foster holds a Bachelor of Science degree in Agriculture Science from the University of Illinois and a Juris Doctor degree from the University of Tulsa.

LSB Industries Proxy Statement	32

Our Executive Officers

JOHN P. BURNS

Mr. Burns, age 57, became the Company’s Executive Vice President, Manufacturing of the Company in February 2020.  He brings 30 years of operating experience in petroleum refining and chemical manufacturing industries including 8 years of experience in the nitrogen-based fertilizers and industrial feedstocks sector.  His leadership roles include Reliability Engineering Manager, Area Operations Manager, Engineering and Maintenance Manager, Director of Operations Excellence and Vice President of Operations leading multiple facilities.  In these roles, he has improved performance in the key operating categories of safety, environmental stewardship, production performance and cost, and product quality.  He has demonstrated skills and capability in process safety excellence, leadership development and coaching, competitive benchmarking, dynamic work design, lean process implementation and digital innovation.  John graduated from Texas A&M University, College Station, TX with a BS in Engineering Technology and Texas A&M University, Corpus Christi, TX with an MBA.

KRISTY D. CARVER

Ms. Carver, age 53, became the Company’s Senior Vice President and Treasurer in January 2019.  She has extensive experience in financial, accounting and tax across the manufacturing and financial services industries.  She joined the Company as Vice President in 2008 and was appointed Vice President and Treasurer in January 2014.  Prior to joining the Company, Ms. Carver was a Senior Vice President at IBC Bank (formerly known as Local Oklahoma Bank) primarily focused on strategic tax planning, compliance, reporting and supervising multi-year tax litigation arising from certain government assisted acquisitions and related matters.  Ms. Carver began her career at Arthur Andersen LLP and is a certified public accountant.  Ms. Carver holds a Bachelor of Science in Accounting from the University of Central Oklahoma.

LSB Industries Proxy Statement	33

Executive Compensation

Compensation Committee Report

The Compensation Committee of the Board of Directors has reviewed and discussed the following Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into our Annual Report on Form 10-K for the year ended December 31, 2020. This report is provided by the following independent Directors, who comprise the Compensation Committee.

Lynn F. White (Chair) Jonathan S. Bobb Kanna Kitamura Diana M. Peninger Richard W. Roedel

Notwithstanding anything to the contrary set forth in our filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate by reference previous or future filings, including this Proxy Statement, in whole or in part, the foregoing report of the Compensation Committee and any statements regarding the independence of the Compensation Committee members shall not be incorporated by reference into any such filings.

Compensation Discussion and Analysis

Overview of Compensation Program

This Compensation Discussion and Analysis describes our compensation philosophy, objectives, policies and practices framed within the context of the chemical manufacturing industry, our specific strategy and the performance of our named executive officers for 2020.

Our named executive officers (“NEOs”) for 2020 were:

Mark T. Behrman	President and Chief Executive Officer
Cheryl A. Maguire	Executive Vice President and Chief Financial Officer
Michael J. Foster	Executive Vice President, General Counsel and Secretary
John P. Burns	Executive Vice President, Manufacturing
Kristy D. Carver	Senior Vice President and Treasurer

Compensation Principles

To support LSB’s vision to become a best-in-class chemical company, our executive compensation program ties strategy and performance to compensation, including our equity-based compensation.  This focuses our executive team on the long-term success of the Company and aligns compensation with our stockholders.  Our compensation programs are designed to assist us in attracting, motivating and retaining the brightest talent with skills across a diverse set of capabilities.  This allows us to continue improving our operational and financial performance, which is essential to achieving the long-term success of our business and the shared success with our customers, stockholders and other stakeholders. Compensation is a critical tool that helps us accomplish this objective. Our programs have been designed with a focus on sustainable performance using measures tied to both financial and operational performance with foundations in safety, health and the environment.

The following principles guide the Compensation Committee and management in the design and administration of LSB’s executive compensation programs, while supporting the core value of our compensation philosophy of pay-for-performance:

•	link to our business strategy and long-term value creation,
•	achieve market competitiveness,
•	align with good governance practices, and
•	mitigate compensation risk

The following summarizes how we achieve our compensation principles, and highlights key risk-mitigating features incorporated into our processes and programs:

Compensation Plan Design

✓	Compensation program is simple and transparent,
✓	Compensation is balanced between fixed and variable compensation, with a significant part of NEO total direct compensation being at-risk,
✓	Level of fixed compensation is designed to promote retention,
✓	Performance targets are derived from LSB’s annual business plan and longer-term strategic business plan objectives,
✓	Annual and long-term incentive plans have threshold performance levels (below which payouts are not made) and are capped at two times target payout,
✓	Total direct compensation is benchmarked versus relevant peers while also considering internal equity, and
✓	Judgment is applied to address extenuating circumstances.

Corporate Governance

✓	Independent Compensation Committee oversees all aspects of executive compensation to assess potential impact on business risk (including human resource risk),
✓	Compensation Committee retains an independent compensation consultant,
✓	Recoupment Policy applies to incentive compensation,
✓	NEOs are subject to mandatory Management Stock Ownership Guidelines,
✓	Anti-hedging policy to directors and officers,
✓	Double trigger change in control provisions requiring both a change in control and termination of the executive are embedded in employment contracts and long-term incentive plans,
✓	Stock option is not repriced or granted at a discount, and
✓	Stockholders have an annual “say on pay.

LSB Industries Proxy Statement	34

Executive Compensation

The Compensation Committee reviews and recommends to the

Board the compensation philosophy, strategy and principles, and program design, as well as oversees the administration of our executive compensation plans, policies and programs.

The Compensation Committee is composed of independent directors who have been determined by the Board to possess human resources literacy, meaning an understanding of compensation theory and practice, human resources management and development, succession planning and executive development. Such knowledge and capability includes: (i) current or prior experience working as a chief executive or senior officer of a major organization (which provides significant financial and human resources experience), (ii) involvement on board compensation committees of other entities, (iii) experience and education pertaining to financial accounting and reporting, which is integral to managing executive incentive compensation, and/or (iv) familiarity with internal financial controls. This knowledge and experience, in conjunction with a comprehensive compensation decision process and the support of its independent compensation consultant, enables the Compensation Committee to formulate informed compensation recommendations for Board approval. One of the primary purposes of the Committee is to assist the Board in fulfilling its oversight responsibilities for executive compensation. Together with the Board, the Compensation Committee is committed to getting LSB’s approach to human resources matters and compensation right, both for stockholders and for the Company’s long-term success. The executive compensation elements of our Compensation Committee’s charter focus on:

•	evaluating executives’ performance and recommending appropriate compensation in light of that performance;
•	overseeing the instruments that deliver pay-for-performance;
•	mitigating compensation risk; and
•	putting in place a process to determine competitive compensation levels and overseeing the execution of this process.

To support the decision-making process, the Compensation Committee receives input from management and an independent compensation consultant. The Compensation Committee considers the data provided by and advice of its independent compensation consultant, as well as many other factors. Ultimately, all decisions and recommendations to the Board are the Committee’s own. The Compensation Committee reviews the performance goals for the CEO, assesses the CEO’s performance, and makes compensation recommendations for the CEO to the other independent members of the Board for approval. With respect to the other executive officers, the CEO’s assessment of their performance is taken into account when making compensation decisions. The Compensation Committee reviews and approves the compensation structure and evaluation process for these other executives.

Compensation Program Risk Management

We endeavor to mitigate executive compensation risk through appropriate corporate governance oversight and executive compensation plan design (as outlined above) and through our corporate governance policies. We also motivate certain behaviors that encourage appropriate risk-taking to drive performance in accordance with our risk profile. As part of its risk management role, the Compensation Committee:

•	actively engages with the senior Company leaders to understand the connection between the executive compensation program and business strategy;

•

governs compensation plan design, the selection of peer groups, the elements of compensation and the level of executives that participate and award distribution, in order to assess potential impact on business risk (including human resource risk);

•	retains an external compensation consultant to provide independent advice on market data, plan design and current good corporate governance practices;

•	oversees a robust process to assess performance; and

•	considers the implications of the potential risks associated with the Company’s compensation policies and practices.

Our compensation program, which applies to all employees including NEOs, is designed to provide competitive levels of reward that are responsive to Company and individual performance but do not incentivize risk taking that is reasonably likely to have a material adverse effect on the Company. In reaching our conclusion that our compensation policies do not create risks that are reasonably likely to have a material adverse effect on us, we examined the various elements of our compensation programs and policies and our risk mitigation controls. In particular, numerous factors were considered, including:

•	Absence of significant short-term incentives that would reasonably be considered as motivating high-risk investments or other conduct that is not consistent with the long-term goals of the Company;
•	Provision of a mix of short-term and long-term compensation;
•	Type of equity awards granted to employees and level of equity and equity award holdings; and
•	Historical emphasis on long-term growth and profitability, over short-term gains.

Specific corporate governance policies related to compensation risk management include:

•

Recoupment Policy. Our Recoupment Policy allows for the discretionary recovery from a current or former executive officer of any excess incentive compensation granted or paid to the executive officer where the original award was contingent on the achievement of certain financial results that were later subject to a financial restatement by reasons of non-compliance with securities laws and the need for the restatement was caused by the executive officer’s intentional misconduct, dishonesty or fraud.

•

Mandatory Management Stock Ownership Guidelines. Our NEOs are expected to comply with our mandatory Management Stock Ownership Guidelines of five times salary for the President & CEO and three times salary for our other NEOs.

•

Insider Trading and Pledging and Hedging Policies. Our Insider Trading Policy and Policy Regarding Pledging and Hedging of Company Securities govern the trading of Company securities by insiders and prohibit directors and officers from entering into derivative or similar transactions with respect to their securities of the Company, holding their securities in a margin account or pledging their securities as

LSB Industries Proxy Statement	35

Executive Compensation

collateral for loans, because such arrangements could reduce the risk of equity ownership by directors and officers and negate the alignment of interests of directors and officers with those of stockholders.

The three elements of total direct compensation for our NEOs are: (i) base salary, (ii) short-term incentive and (iii) long-term incentive. Unlike base salary, which is fixed annually, short-term and long-term incentive awards each represent variable compensation. These three elements are balanced such that each NEO has an appropriate amount of compensation that is contingent on performance across both near and long-term horizons.  The Compensation Committee has adopted and implemented core principles that form the framework for our executive compensation program.  In 2018, the Compensation Committee commenced a process to review the Company compensation program to determine if significant structural changes were warranted.  The Compensation Committee initiated its review partially in response to input from stockholders the various proxy advisory companies, but also as a normal review of executive employment agreements that were due to renew at the end of 2018.  As part of a continuation of this review, in 2019 the Compensation Committee engaged Compensation Strategies as its independent compensation consultant to review our Chief Executive Officer’s compensation plans and to provide input on incentive plan design and compensation competitiveness now and for the future.  Ultimately, the Compensation Committee, with input from Compensation Strategies and the management team, decided to implement changes to the 2016 LTIP and to cause the Company to enter into a new form of employment agreement with the Chief Executive Officer and other executive officers.  While it always has been the philosophy of the Compensation Committee to align our executive compensation program with our stockholders, we believe that the updated compensation program more clearly aligns executive compensation opportunities with our long-term strategic plan and provides greater accountability for long-term results.

Compensation Philosophy - How Executive Pay is Linked to Company Performance

Our executive compensation program is designed to incentivize and motivate our executive officers to lead and manage our business well over the long-term, to drive performance improvements, and to increase stockholder value. It is also designed to enable us to compete effectively with other companies in attracting, motivating and retaining talented executives.

The incentive compensation elements of our program are designed to align closely the financial interests of our executives with those of our stockholders. We believe the portion of compensation that is at-risk and tied to organization-wide performance metrics should increase as the level of responsibility increases.

We also believe that a portion of at-risk compensation should be tied to an executive’s individual performance, and those leaders should be measured not just on results, but also on how each leader delivers results. We expect our executives to manage wisely and with good judgment, to develop strong, engaged and motivated management teams, and to lead with our values. Because of the inherent risk in chemical operations, we place a high priority on our leaders to create, maintain and reinforce a strong safety culture. Because of the environmental risks in our business, we place a high priority on managing our operations responsibly and sustainably.

We regularly assess how our executive compensation program compares to companies with a similar profile to ours. Our objective is to deliver compensation at a competitive market level which will enable executive officers who demonstrate consistent performance over a multi-year period to earn compensation that is competitive and consistent with targeted performance levels of total compensation. For executives who deliver performance that is above target over the long-term, we believe the program will reward above the competitive median. Conversely, the program will pay less than the annual target compensation when performance does not meet expectations. Individual executive compensation may be above or below the annual target level, based on our performance; economic and market conditions; the individual’s performance, contribution to the organization, experience, expertise, and skills; and other relevant factors.

LSB Industries Proxy Statement	36

Executive Compensation

Compensation Framework

In accordance with our compensation philosophy, the salary, benefits and perquisites for NEOs provide the secure fixed compensation component necessary to attract and retain key executive talent.  The combination of annual and long-term incentives is designed to motivate the execution of our business strategy in a manner that creates stockholder value while retaining executive talent and aligning our executive’s interests with those of our stockholders.

The combination of the fixed and at-risk compensation components provides our executives with a competitive compensation package that is designed to meet our needs and the expectations of our stockholders.

Compensation Element	Performance Period	Performance Measures	Purpose of Compensation Element
Base Salary	• 1 year	• Pay aligned with scope of responsibilities and experience	• Provides competitive fixed pay

Performance Annual Incentive Award (Short-Term Incentive)	• 1 year	• Safety • Financial and operational performance metrics • Individual employee performance	• Promotes achievement of performance metrics important to stockholders • Evaluates performance against pre-established goals and accomplishments

Equity Grants (Long-Term Incentive)	• 3 years	Depending on form of grant: • Time-based (vesting ratably over 3 years) • Financial performance metrics • Stock price	• Aligns NEOs’ and long-term stockholders’ interests • Retains talent with long-term wealth accumulation opportunities

Limited Perquisites and Other Benefits	• Not applicable	• Not applicable	• Allows the Company to remain competitive among its peers to attract and retain key talent

CEO Pay Mix
Short-Term Incentives 23.2%
Salary 23.2%
Long-Term Incentives 53.6%
At-Risk Compensation 76.8%

Other NEO Pay Mix
Short-Term Incentives 24.91%
Salary 46.70%
At-Risk Compensati on 52.4%
Long-Term Incentives 28.39%

LSB Industries Proxy Statement	37

Executive Compensation

Compensation Peer Group

LSB benchmarks NEO compensation levels using a peer group of companies (the Compensation Peer Group). The Compensation Committee annually commissions its independent compensation consultant to review the criteria and composition of the peer group. The Compensation Peer Group utilized in making the compensation decisions for 2020 was comprised of the following companies:

American Vanguard Corporation

Balchem Corporation

Chase Corporation

Flotek Industries, Inc.

Hawkins, Inc.

Innophos Holdings, Inc.

Landec Corporation

Quaker Chemical Corporation

Omnova Solutions Inc.

Trecora Resources

Overall, LSB targets the total direct compensation (salary plus annual incentive plus long-term incentive) between median and the 75th percentile of the Corporation Peer Group, with the direction to recognize the major roles, experience and expertise of our executive team.

The Compensation Committee, in consultation with its compensation consultant, evaluates the composition of the Compensation Peer Group by evaluating, among other things, the following parameters:

•	annual revenue of up to 2.5x LSB’s annual revenue,
•	market capitalization or enterprise value of up to 5x LSB’s market capitalization/enterprise value,
•	similar industry or business model,
•	primarily US markets, and
•	perceived competitors for the same talent pool.

Setting Executive Compensation

The Compensation Committee annually sets cash and non-cash executive compensation to reward the NEOs for achievement of, and to motivate the NEOs to achieve, near-term and long-term business objectives. The Compensation Committee also reviews the compensation information of our peer companies, as provided by our independent compensation consultants. As described in more detail below, in 2020, the Compensation Committee engaged Compensation Strategies as its independent compensation consultants to assist the Compensation Committee in conducting its review of our compensation program. This information provided by the independent compensation consultant is used to determine whether our compensation amounts are within the range of similar companies, as further described below.

The Compensation Committee also considers the allocation between cash and non-cash compensation amounts, and near-term and long-term compensation, but does not have a specific formula or required allocation between such compensation types. In each case, such allocation is considered as part of the overall compensation determinations.

During 2020, the Compensation Committee compared the Chief Executive Officer’s total compensation to the total compensation of our other NEOs. However, the Compensation Committee has not established a target ratio between total compensation of the Chief Executive Officer and the median total compensation level for the next lower tier of management. The Compensation Committee also considers internal pay equity among the NEOs and in relation to the next lower tier of management and average compensation of all employees to maintain compensation levels that are consistent with the individual contributions and responsibilities of those NEOs. The Compensation Committee does not consider amounts payable under severance agreements when setting the annual compensation of the NEOs.

COVID-19

As we previously reported, while the Company experienced some commercial impact from the COVID-19 pandemic, we were able to work through the year without major pandemic related  impacts to our people or operations.  The efforts of the Company in responding to the pandemic were considered by the Compensation Committee in evaluating the 2020 STI Plan awards for the NEOs.  Likewise, the management team considered the efforts of the employees in making STI Plan and other bonus plan related decisions.  In particular, the Board and management recognized the Company's improved safety performance, including zero reportable injuries at our Pryor, OK and Baytown, TX facilities, contributing to a Company-wide recordable injury rate of 1.06.  In addition, the Board and Mr. Behrman recognized the Company's achievement of record production volumes for both ammonia and UAN that allowed us to increase sales volumes across our products.

Base Salary

The Compensation Committee annually reviews and adjusts salaries based on changes in the market, responsibilities and performance against job expectations, strategic importance and experience and tenure. The following table sets forth the base salaries for each of our NEOs as of the end of 2020. The Compensation Committee, based upon its annual review and overall market conditions, recommended the base salaries remain the same for NEOs for 2021.

LSB Industries Proxy Statement	38

Executive Compensation

Named Executive Officer	2020 Base Salary	2021 Base Salary
Mark T. Behrman	$650,000	$650,000
Cheryl A. Maguire	$370,000	$370,000
Michael J. Foster	$390,000	$390,000
John P. Burns	$350,000	$350,000
Kristy D. Carver	$298,700	$298,700

Short-Term (Annual) Incentive Plan

NEOs participate in the Company’s Short-Term Incentive Plan (the “STI Plan”). The STI Plan is our annual performance pay plan developed and instituted in 2016. The STI Plan provides the opportunity for annual cash payments tied directly to the achievement of key pre-established financial and operational goals, as well as individual employee performance. The Compensation Committee sets goals derived from our strategic plan that are designed to align the interests of our NEOs with the interests of our stockholders.

Our STI Plan is a key element in supporting our pay-for-performance philosophy. Each NEO’s annual incentive opportunity is determined by performance in up to four components, with an emphasis on key operating and financial metrics:

1.	Safety &/Environmental performance (all NEOs);
2.	EBITDA (all NEOs);
3.	Production Rates (all NEOs);
4.	Sales Volume & Pricing (all NEOs);
5.	Operating & Maintenance Performance (Messrs. Behrman and Burns); and
6.	Individual Performance (all NEOs).

Annual incentive targets are set as a percentage of salary, with actual payouts based on a performance multiplier dependent on the achievement of predetermined annual goals. The Compensation Committee and the Board have the ability to apply informed judgment to adjust outcomes based on market, operational and other realities that may not have been contemplated in the scorecard formula (such as the COVID-19-related adjustments applied for 2020.

Category	Performance Metric
Safety &/Environmental performance	Achieve recordable injury rate target company-wide Achieve reportable environmental release events target per plant 100% EHS-required training at each plant
LSB Corporate Financial Performance	Achieve EBITDA at budget
Production Rates	Achieve NH3 production at budget
Sales Volume & Pricing Performance	Achieve budgeted sales volumes (on a NH3 or 100% “N” basis) Achieve budgeted sales prices (on a NH3 or 100% “N” basis)
Operating & Maintenance Performance	Achievement of Company-wide plant operating and maintenance performance targets
Individual Goals	Achieve individual goals set out at the beginning of the year

LSB Industries Proxy Statement	39

Executive Compensation

NEO	2020 Salary	Target Annual Incentive (% of Salary)	Safety & Environmental Performance(1)		LSB Corporate Financial Performance		On Stream Rates/Uptime		Sales Performance		Operating & Maintenance Performance		Individual Performance		Discretionary Adjustment (2)	Overall Score (% of Target)	2020 STIP Plan Payout
			Weight	Score	Weight	Score	Weight	Score	Weight	Score	Weight	Score	Weight	Score
Mark T. Behrman	$650,000	100%	up to (5)%	0	40%	0	20%	8.6	15%	8.1	15%	15.0	10%	10.0	10.0%	51.7	$336,000
Cheryl A. Maguire	$370,000	60%	up to (5)%	0	40%	0	20%	8.6	15%	8.1	—	—	25%	25.0	18.7%	60.4	$134,000
Michael J. Foster	$390,000	70%	up to (5)%	0	40%	0	20%	8.6	15%	8.1	—	—	25%	25.0	18.4%	60.1	$164,000
John P. Burns	$350,000	50%	up to (5)%	0	40%	0	20%	8.6	5%	2.0	25%	25.0	10%	10.0	19.1%	64.8	$113,500
Kristy Carver	$298,700	40%	—	—	40%	0	—	—	—	—	—	—	60%	60.0	17.8%	77.8	$93,000
(1)

Safety & Environment Performance is a critical objective of the Company -- overall performance can be negatively adjusted up to 5% if safety and environmental goals are not met.  The Compensation Committee and the Board determined that the Company met its safety and environmental goals as set forth for 2020 and no adjustment was applied.

(2)

In recognition of the accomplishments of the Company in responding to the COVID-19 pandemic and the accomplishments of the Company in an unprecedented environment, the Board of Directors for Mr. Behrman and the Compensation Committee with input from Mr. Behrman for the other NEOs, approved discretionary adjustments to the STI Plan payments.  In particular, the Board and the Compensation Committee recognized the Company's EH&S efforts during the pandemic, which include improved safety performance, including zero reportable injuries at our Pryor, OK and Baytown, TX facilities, contributing to a Company-wide recordable injury rate of 1.06.  In addition, the Board and the Compensation Committee recognized the Company's achievement of record production volumes for both ammonia and UAN that allowed us to increase sales volumes across our products.

The payout targets for Messrs. Behrman, Burns and Foster and Ms. Maguire are established in his or her respective employment agreements. Ms. Carver’s payout was established in her annual bonus program performance goal metric at the beginning of 2020.

Long-Term (Equity) Incentive Plan

We award long-term performance pay to our NEOs under the terms of the 2016 Long Term Incentive Plan (the “2016 LTIP”) that was approved by stockholders at the 2016 annual meeting of stockholders. The Compensation Committee, with the input of its independent compensation consultant, designed the LTIP to align NEO compensation with stockholders’ interests and to serve as a retention tool. The Compensation Committee believes the 2016 LTIP will allow us to continue to motivate our NEOs through the grant of stock awards and will also increase the Compensation Committee’s flexibility to grant different types of equity, equity-based, and cash awards in the future.

For 2020, the Company modified its budget timeline, and the Compensation Committee, following consultation with management, determined that it would not grant 2016 LTIP awards until the budget was approved. This budget approval did not occur until January 2021, so the Compensation Committee did not approve any 2016 LTIP awards for our NEOs in 2020 (except for an award made to Mr. Burns when he joined the Company).

Prior to 2020, the Compensation Committee determined as a result of our 2018 compensation program review (described above), to amend the 2016 LTI program to eliminate the guaranteed time-based equity grants from the NEOs employment agreements and instead evaluate each NEO’s performance on an annual basis and make appropriate discretionary equity awards. Additionally, the Compensation Committee instituted a policy of splitting the equity grants between time-based grants and performance-based grants.

Both the time-based and the performance-based awards generally vest over a three-year period. Time-based awards vest one-third on each of the first three anniversaries of the date of grant. Performance-based awards vest at the end of the three-year performance measurement period. We believe both award types link the value of payments to the long-term results of the Company.

Since 2018, performance-based stock grants under the 2016 LTIP have been tied to our (i) free cash flow and (ii) fixed costs per ton of ammonia (NH3), in each case measured annually over a three-year performance period.  The Compensation Committee has determined that these two performance metrics are good measures of overall Company performance. The performance results from these two metrics are then modified based on our relative TSR ranking within our Relative TSR Peer Group over the same three-year performance period. The threshold performance for free cash flow is 70% and for fixed costs per ton of NH3 is 60%, in each case of the targeted improvement with a maximum of 120% of target. The TSR modifier can adjust the overall actual performance up or down by as much as 25%. The 2018 performance grants will vest in 2021, three years from the grant date.

LSB Industries Proxy Statement	40

Executive Compensation

Relative TSR Peer Group

Given the nature of the Company’s business, the Compensation Committee finds it difficult to set a TSR peer group solely made up of the Company’s direct competitors.  As a result, the Compensation Committee, with assistance of Compensation Strategies, has identified a group of companies with similar market capitalization and risk profiles to the Company and combined these identified peers with the Compensation Peer Group to define the Relative TSR Peer Group:

The Relative TSR Peer group for the most recent 2016 LTIP grants (in 2019) was comprised of the following companies:

AdvanSix Inc.

American Vanguard Corporation

Balchem Corporation

CF Industries, Inc.

CVR Partners, LP

Flotek Industries, Inc.

H.B. Fuller Company

Hawkins, Inc.

Innospec Inc.

Intrepid Potash, Inc.

Landec Corporation

The Mosaic Corporation

Nutrien Ltd.

Omnova Solution Inc.

PolyOne Corporation

Quaker Chemical Corporation

Stepan Company

Yara International ASA

Perquisites and Other Personal Benefits

The Compensation Committee believes that perquisites are an appropriate component of total compensation that can contribute to our ability to attract and retain talented executives. Accordingly, the Company provided our NEOs a limited number of perquisites in 2020 that were consistent with our overall compensation program, including an automobile allowance for Messrs. Behrman and Foster and Ms. Carver.

The Compensation Committee periodically reviews the levels of perquisites provided to the NEOs to determine whether such perquisites are consistent with our compensation policies.

Consideration of Stockholder Say-On-Pay Advisory and Say-on-Frequency Votes

At our annual meeting of stockholders held in May 2020, approximately 93% of the total votes cast on our say-on-pay proposal approved the compensation of our NEOs on a non-binding, advisory basis. The Compensation Committee and the Board believes that this affirms our stockholders’ support of our approach to executive compensation. Any concerns and comments raised by our stockholders related to our compensation program are considered by the Compensation Committee as it completes its periodic reviews of our compensation program and considers any potential changes to the program.

The Compensation Committee will continue to consider any and all feedback it receives from stockholders and proxy advisory firms when making future compensation decisions for our NEOs, including when negotiating any future employment agreements.

In accordance with the advisory vote on the frequency of the stockholder advisory vote on executive compensation submitted to stockholders at the Company’s annual meeting of stockholders held in June 2017, the Company will continue to hold a stockholder advisory vote on executive compensation every year until the next required advisory vote on the frequency of such votes which, in accordance with applicable law, will occur no later than the Company’s 2023 annual meeting.

LSB Industries Proxy Statement	41

Executive Compensation

Role of Executive Officers in Compensation Decisions

Our Chief Executive Officer annually reviews the performance of each of our NEOs (other than his own) and provides recommendations to the Compensation Committee with respect to salary, STI Plan and 2016 LTIP compensation, and other benefits. The Compensation Committee reviews these recommendations while considering the Compensation’s compensation philosophy and objectives. Historically, the Compensation Committee has found the compensation recommended by the Chief Executive Officer to be particularly valuable. In determining compensation for our Chief Executive Officer, the Compensation Committee reviews his responsibilities and performance. Such review includes interviewing our Chief Executive Officer, consideration of the Compensation Committee’s observations of his performance during the applicable year, and overall Company performance against short-term and long-term priorities. When appropriate, NEOs are invited by the Compensation Committee to provide insight regarding Company and individual performance and feedback regarding compensation structure. NEOs are not present at any meeting of the Compensation Committee while their own compensation is being discussed or determined.

Use of Compensation Consultants

The Compensation Committee has the sole authority to hire and terminate its independent compensation consultant, approve its compensation, determine the nature and scope of its services, and evaluate its performance. In 2020, the Compensation Committee engaged Compensation Strategies as its compensation consultant to provide information to the Compensation Committee to assist it in making determinations regarding our compensation programs for our NEOs and non-employee directors.

In July 2020, Compensation Strategies provided the Compensation Committee with, among other things, a competitive pay analysis comparing the compensation of our executive officers against peer group compensation statistics, 2021 program design advice, an independent review of 2021 compensation proposals developed by management, comparative analysis of non-employee director compensation, including compensation for the regular and special committees of the Board, review of trends and regulatory developments, and assistance with peer group review.

A representative from Compensation Strategies attended the July and October meetings of the Compensation Committee during 2020. Compensation Strategies did not perform any other services for the Company or its management other than that described above.

Compensation Strategies provides information and data to the Compensation Committee from its surveys, proprietary databases and other sources, which the Compensation Committee utilizes along with information provided by management and obtained from other sources. In making its decisions, the Compensation Committee reviews such information and data provided to it by Compensation Strategies and management and also draws on the knowledge and experience of its members as well as the expertise and information from within the Company, including from the Company’s human resources, legal, and finance groups. The Compensation Committee considers executive and non-employee director compensation matters at its quarterly meetings and at special meetings as needed based on our annual compensation schedule.

In connection with its engagement of Compensation Strategies, the Compensation Committee considered various factors bearing upon Compensation Strategies’ independence including, but not limited to, the amount of fees received by Compensation Strategies from the Company as a percentage of Compensation Strategies’ respective total revenue, Compensation Strategies’ policies and procedures designed to prevent conflicts of interest, and the existence of any business or personal relationship that could impact Compensations Strategies’ independence. After reviewing these and other factors, the Compensation Committee determined that Compensation Strategies is independent and that its engagement did not present any conflicts of interest.

LSB Industries Proxy Statement	42

Executive Compensation

Employment Agreements

The Compensation Committee believes that executive employment agreements for a number of the Company’s senior executives are an integral component of our competitive compensation program.  Our employment agreements are an important risk management tool that creates continuity in severance and other benefits upon certain termination events.  Messrs. Behrman, Burns and Foster and Ms. Maguire are each a party to the Company’s standardized executive employment agreements implemented in 2018.  Ms. Carver is not a party to an employment agreement, but she does have a Severance and Change in Control Agreement.

Mark T. Behrman

2018 Behrman Agreement—On December 30, 2018, we entered into an employment agreement with Mr. Behrman, which replaced Mr. Behrman’s prior employment agreement dated December 31, 2015. The employment agreement provides in part that Mr. Behrman will:

•	Serve as our President and Chief Executive Officer for an initial term of one year with automatic one-year extensions until terminated by either party in accordance with the employment agreement;
•	Receive an annual base salary of at least $650,000; and
•

Be eligible to receive an annual cash performance bonus equal to between 0% and 200% of his base salary with a target of 100% of base salary, depending on the Company’s achievement of performance criteria, as determined by the Compensation Committee.

Following his termination of employment, Mr. Behrman will be subject to non-compete and non-solicitation restrictions for a period of 24 months. For information regarding the provisions of the agreement related to change in control and severance payments, please see “Potential Payments Upon Termination or Change in Control” below.

John P. Burns

2019 Burns Agreement—On December 20, 2019, we entered into an employment agreement with Mr. Burns. The agreement provides that Mr. Burns will:

•

Serve as our Executive Vice President —Manufacturing for an initial term expiring on December 30, 2020 with automatic one-year extensions until terminated by either party in accordance with the 2019 Burns Agreement;

•	Receive an annual base salary of at least $350,000; and
•

Be eligible to receive an annual cash performance bonus equal to between 0% and 100% of his base salary with a target of 50% of base salary, depending on the Company’s achievement of performance criteria, as determined by the Compensation Committee.

Following his termination of employment, Mr. Burns will be subject to non-solicitation restrictions for a period of 24 months. For information regarding the provisions of the agreement related to change in control and severance payments, please see “Potential Payments Upon Termination or Change in Control” below.

Michael J. Foster

2018 Foster Agreement—On December 30, 2018, we entered into an employment agreement with Mr. Foster, which replaced Mr. Foster’s prior employment agreement dated January 6, 2016. The agreement provides in part that Mr. Foster will:

•

Serve as our Executive Vice President, General Counsel and Secretary for an initial term of one year with automatic one-year extensions until terminated by either party in accordance with the 2018 Foster Agreement;

•	Receive an annual base salary of at least $390,000; and
•

Be eligible to receive an annual cash performance bonus equal to between 0% and 140% of his base salary with a target of 70% of base salary, depending on the Company’s achievement of certain performance criteria, as determined by the Compensation Committee.

Following his termination of employment, Mr. Foster will be subject to non-compete and non-solicitation restrictions for a period of 24 months. For information regarding the provisions of the agreement related to change in control and severance payments, please see “Potential Payments Upon Termination or Change in Control” below.

Cheryl A. Maguire

2018 Maguire Agreement—On December 30, 2018, we entered into an employment agreement with Ms. Maguire. The agreement provides in part that Ms. Maguire will:

•

Serve as our Senior Vice President and Chief Financial Officer for an initial term of one year with automatic one-year extensions until terminated by either party in accordance with the 2018 Maguire Agreement.  Ms. Maguire was appointed Executive Vice President and Chief Financial Officer on January 23, 2020;

•	Receive an annual base salary of at least $370,000; and
•

Be eligible to receive an annual cash performance bonus equal to between 0% and 120% of her base salary with a target of 60% of base salary, depending on the Company’s achievement of performance criteria, as determined by the Compensation Committee.

Following her termination of employment, Ms. Maguire will be subject to non-compete and non-solicitation restrictions for a period of 24 months. For information regarding the provisions of the agreement related to change in control and severance payments, please see “Potential Payments Upon Termination or Change in Control” below.

Kristy D. Carver

2020 Carver Severance and Change in Control Agreement—On March 31, 2020, we entered into a severance and change in control agreement with Ms. Carver, the provisions of which are described in “Potential Payments Upon Termination or change in Control” below.

LSB Industries Proxy Statement	43

Executive Compensation

Management Stock Ownership Guidelines

Beginning in April 2017, the Compensation Committee approved stock ownership guidelines that ensure that the interests of our NEOs are aligned with the interests of our stockholders by requiring them to hold significant levels of Company stock. In keeping with our overall compensation philosophy, we believe that the equity ownership levels that they are required to maintain are high enough to assure our stockholders of our NEOs’ commitment to long-term value creation. The terms of our Management Stock Ownership Guidelines are set out below:

Term	Component/Description
	Position	Guidelines
Target Ownership Amount(1)	Chief Executive Officer	5x base salary
	Chief Financial Officer	3x base salary
	Other Named Executive Officers(1)	3x base salary
Shares Counted Towards Ownership	∎ Shares owned outright or held in trust ∎ Time-based vesting restricted stock or restricted stock units ∎ The target number of any performance shares or units
Compliance Period	∎ The later of April 26, 2022 or 5 years from hire/promotion into covered role
Tracking Achievement	∎ Measure compliance on December 31 each year using 90-trading day average stock price ∎ Notify participants and Compensation Committee of compliance/progress towards meeting guidelines
Controls

∎    Once the guideline is met, participants are expected to maintain share ownership pursuant to the guideline thereafter

∎    Should a participant who previously met the guideline subsequently fall below the guideline for any reason, they will be required to meet the guideline within 2 years

(1)

Target ownership value is calculated by multiplying the total number of shares beneficially owned by the executive by the greater of the executive’s cost basis or the average share price over the last 90 days of the calendar year.  Ms. Carver does not receive equity grants under the 2016 LTIP and is not subject to the Management Stock Ownership Guidelines.

As of December 31, 2020, each of Messrs. Behrman and Foster exceeded the stock ownership guidelines. Ms. Maguire and Mr. Burns are in compliance with the policy and they have until December 30, 2024 and December 30, 2025, respectively to meet the stock ownership guidelines.

Tax and Accounting Implications

When setting executive compensation, we consider many factors, such as attracting and retaining executives and providing appropriate performance incentives. We also consider the after-tax cost to the Company in establishing executive compensation programs, both individually and in the aggregate, but tax deductibility is not our sole consideration. Section 162(m) of the Code generally disallows a federal income tax deduction to public companies for annual compensation over $1 million (per individual) paid to their chief executive officer, chief financial officer, and the next three most highly compensated executive officers (as well as certain other officers who were covered employees in years after 2016). As a result, most of the compensation payable to our NEOs in excess of  $1 million per person in a year will not be fully deductible.

We consider the accounting impact reflected in our financial statements when establishing the amounts and forms of executive compensation. The forms of compensation that we select are intended to be cost efficient. We account for stock-based incentive compensation expense in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation-Stock Compensation (“FASB ASC Topic 718”).

LSB Industries Proxy Statement	44

Executive Compensation Tables

2020 Summary Compensation Table

The following table summarizes the compensation of the NEOs for 2020, 2019, and 2018 in accordance with SEC reporting rules.

Name and Principal Position	Year	Salary	Bonus	Stock Awards(1)	Option Awards	Non-Equity Incentive Plan Compensation	All other Compensation(2)	Total
Mark T. Behrman(3)	2020	$650,000	$—	$—	$—	$336,000	$7,800	$993,800
President and Chief	2019	$650,000	$—	$1,431,545	$—	$165,500	$7,800	$2,254,845
Executive Officer	2018	$500,000	$—	$2,258,337	$—	$107,063	$7,800	$2,873,200
Cheryl A. Maguire(3)	2020	$370,000	$—	$—	$—	$134,000	$—	$504,000
Executive Vice President	2019	$370,000	$100,000	$260,761	$—	$61,000	$—	$791,761
and Chief Financial Officer	2018	$264,500	$—	$260,239	$—	$106,600	$—	$631,339
Michael J. Foster	2020	$390,000	$—	$—	$—	$164,000	$7,800	$561,800
Executive Vice President	2019	$390,000	$—	$343,575	$—	$41,000	$7,800	$782,375
and General Counsel	2018	$360,000	$—	$652,165	$—	$79,500	$—	$1,091,665
John P. Burns(3)(4)	2020	$316,346	$—	$187,139	$—	$113,500	$—	$616,985
Executive Vice	2019	$—	$—	$—	$—	$—	$—	$—
President Manufacturing	2018	$—	$—	$—	$—	$—	$—	$—
Kristy D. Carver(3)(5)	2020	$295,019	$80,100	$—	$—	$93,000	$10,252	$478,371
Senior Vice President	2019	$290,000	$100,000	$98,327	$—	$69,600	$10,037	$567,964
and Treasurer	2018	$264,500	$—	$—	$—	$106,520	$10,672	$381,692
John H. Diesch(6)	2020	$71,128	$—	$—	$—	$14,595	$560,000	$645,723
Executive Vice	2019	$347,116	$—	$48,290	$—	$21,000	$24,046	$440,452
President Manufacturing	2018	$325,000	$—	$190,482	$—	$74,531	$24,659	$614,672

(1)

The amounts shown in this column represent the aggregate grant date fair value of the stock awards granted to our NEOS computed in accordance with FSB ASC Topic 718, determined without regard to forfeitures. This amount likely does not reflect the actual value that will be recognized by the NEOs.

(2)	For 2020, “All Other Compensation” includes:
•	For Messrs. Behrman and Foster an automobile allowance.
•	For Ms. Carver: $7,800 for an automobile allowance and $2,452 for automobile related expenses.
(3)

For 2020, the Company modified its budget timeline, and the Compensation, in consultation with management, determined that it would not grant 2016 LTI Plan awards until the budget was approved. This budget approval did not occur until January 2021, so the Compensation Committee did not approve any 2016 LTI Plan awards for our NEOs in 2020 (except for an award made to Mr. Burns when he joined the Company).

(4)	Mr. Burns joined the Company during February 2020, and his annual base salary was pro-rated accordingly
(5)	Reflects a retention bonus that became vested and was paid in 2020. Ms. Carver’s approved 2020 salary did not begin on January 1, 2020.
(6)

Mr. Diesch left the Company during February 2020.  Pursuant to his Employment Agreement, he is entitled to a pro-rata pay-out under the STI Plan for the days he was employed with the Company in 2020.  Mr. Diesch also received a severance payment in 2020 which is included in other compensation above.

LSB Industries Proxy Statement    45

Executive Compensation Tables

2020 Grants of Plan-Based Awards

As previously discussed in the Compensation Discussion and Analysis under “Long-Term (Equity) Incentive Plan”, due to a change in the Company’s budgeting schedule, except for the award granted to Mr. Burns when he joined the Company in February 2020, the Company did not grant any equity plan-based awards in 2020.  Instead, the latest stock awards were granted in January 2021 and will be included in the Proxy Statement in the 2022 annual meeting.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)
Name	Grant Date	Date Approved by Board	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	All Other Stock Awards: Number of Shares of Stock (#)(3)	Grant Date Fair Value of Stock Awards ($)(4)
Mark T. Behrman	—	—	$—	$650,000	$1,300,000	—	—	—	—	$—
Cheryl A. Maguire	—	—	$—	$222,000	$444,000	—	—	—	—	$—
Michael J. Foster	—	—	$—	$273,000	$546,000	—	—	—	—	$—
John P. Burns	2/4/2020	2/4/2020	$—	$175,000	$350,000	—	31,138	77,845	31,138	$187,139
Kristy D. Carver	—	—	$—	$119,480	$179,220	—	—	—	—	$—

(1)

The amounts in these columns reflect the threshold, target and maximum payout levels for the STI Plan. For further details regarding these awards, please see “Executive Compensation—Compensation Discussion and Analysis-Compensation Framework—Short-Term (Annual) Incentive Plan.”

(2)	The amounts in these columns represent the performance-based restricted stock award granted under the 2016 LTIP to Mr. Burns on February 4, 2020.
(3)	The amounts in these columns represent the time-based restricted stock award granted under the 2016 LTIP to Mr. Burns on February 4, 2020.
(4)

The amounts shown in this column represent the grant-date fair value of stock-based awards granted to our NEOs, computed in accordance with FASB ASC Topic 718, determined without regard to forfeitures, and likely does not reflect the actual value that has or will be recognized by the NEO.

LSB Industries Proxy Statement    46

Executive Compensation Tables

2020 Outstanding Equity Awards at Fiscal Year End

The following table contains information about outstanding equity awards held by our NEOs as of December 31, 2020.

	Stock Awards
Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
Mark T. Behrman	12/29/2018	30,864	$104,629
	12/30/2018	46,296	$156,943	77,779	$263,671
	12/31/2019	128,968	$437,202	159,920	$542,129
Cheryl A. Maguire	12/30/2018	6,852	$23,228	11,511	$39,022
	12/31/2019	23,492	$79,638	29,130	$98,751
Michael J. Foster	12/29/2018	12,037	$40,805
	12/30/2018	12,037	$40,805	20,222	$68,553
	12/31/2019	30,953	$104,931	38,381	$130,112
John P. Burns	2/4/2020	31,138	$105,558	25,740	$87,259
Kristy D. Carver	1/3/2019	5,034	$17,065	4,229	$14,336

(1)

The amounts shown in this column reflect the number of time-based vesting shares of restricted stock granted under the 2016 LTIP that had not vested as of December 31, 2020. Shares will vest in substantially equal one-third increments on the first three anniversaries of the applicable grant dates.

(2)

The amounts reported in this column were calculated by multiplying the number of shares of restricted stock that had not vested as of December 31, 2020 by the closing price of our common stock on the NYSE on December 31, 2020, which was $3.39.

(3)

The amounts shown in this column reflect the number of performance-based vesting shares of restricted stock granted under the 2016 LTIP that had not vested as of December 31, 2020. For the shares granted on December 31, 2019 and February 4, 2020, the amounts are based on the number of shares earned in 2020 plus the target number of shares for 2021 and 2022 based on Company performance against targets for free cash flow and fixed cost per ton of NH3, adjusted up or down based on the Company’s TSR vs peer group average. For shares granted on December 30, 2018 and January 3, 2019, the amounts are based on the number of shares earned in 2020 and 2019 plus the target number of shares for 2021, based on Company performance against targets for free cash flow and fixed cost per ton of NH3, adjusted up or down based on the Company’s TSR vs peer group average.  For further details regarding these grants, see “Executive Compensation — Compensation Discussion and Analysis—Compensation Framework—Long-Term (Equity) Incentive Plan”

LSB Industries Proxy Statement	47

Executive Compensation Tables

Stock Vested During 2020

The following table contains information regarding the vesting of stock awards held by our NEOs during 2020.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)
Mark T. Behrman	166,495	$440,712
Cheryl A. Maguire	31,150	$83,974
Michael J. Foster	51,479	$137,866
John P. Burns	—	$—
Kristy D. Carver	15,070	$46,398

(1)	The amounts reported in this column represent the number of shares of restricted stock that vested during 2020, without reduction for any shares withheld to satisfy applicable tax obligations.
(2)	The value equals the Company’s stock price on the vesting date multiplied by the number of shares acquired on vesting.

LSB Industries Proxy Statement	48

Executive Compensation Tables

Potential Payments Upon Termination or Change in Control

Employment Agreements

As previously discussed, on December 30, 2018 we entered into an employment agreement with each of Ms. Maguire and Messrs. Behrman and Foster, and on December 20, 2019 (effective on February 3, 2020) with Mr. Burns (the “Employment Agreements”).  We are not party to an employment agreement with Ms. Carver.  Ms. Carver does have a severance and change of control agreement.

Severance Payments and Benefits under the Employment Agreements

The Employment Agreements with our NEOs provide for potential severance payments upon the termination of the NEO’s employment in certain situations, including in connection with a “change in control,” without “cause” by the Company or for “good reason” by the executive, due to nonrenewal by the Company and upon the death or permanent disability of the executive (as each term is defined in the NEO’s Employment Agreement).

Termination for Cause, without Good Reason, or Due to Executive’s Nonrenewal. In the event of the executive’s, including Ms. Carver’s, termination by the Company for cause or by the executive without “good reason,” the Company has no severance obligation to the executive other than payment of accrued obligations, which are (i) earned but unpaid base salary through the date of termination, (ii) any employee benefits to which the executive has a vested entitlement as of the date of termination, (iii) accrued but unused vacation, and (iv) approved but unreimbursed eligible business expenses. Additionally, all unvested restricted stock will be forfeited by the executive upon termination for cause, without good reason or the executive’s non-renewal.

Death or Permanent Disability. Under the terms of the Employment Agreements, in the event of the NEO’s death or termination on account of becoming permanently disabled (excluding Ms. Carver), the agreement will terminate and the executive will be entitled to (i) payment of accrued obligations and (ii) payment of a pro-rata portion of his or her annual bonus for the relevant year determined and paid in accordance with our regular bonus practices. Additionally, a pro-rata portion of the executive’s time-based restricted stock will vest upon termination of the executive’s service due to death or disability calculated by multiplying the numbers of shares of restricted stock scheduled to vest on the anniversary of the grant date immediately succeeding the date of termination by a fraction the numerator of which is the number of days that have elapsed from the last anniversary of the grant date and the denominator of which is 365.  For performance-based restricted stock, the executive will vest in a pro-rata portion of the target number of restricted stock based on actual performance, as determined in good faith by the Compensation Committee.  Upon Ms. Carver’s death or disability, she will be entitled to the payment of any accrued obligations.  Any outstanding stock grants to Ms. Carver will be treated in the same manner as the other executives.

Termination without Cause, for Good Reason or Due to Company’s Nonrenewal. If the executive (excluding Ms. Carver) is terminated by the Company without “cause,” by the executive for “good reason” or by the Company’s proper notice of nonrenewal of the Employment Agreement, the executive will be entitled to (i) payment of a pro rata portion of his or her annual bonus for the year in which such termination occurs based on the actual achievement of the applicable performance criteria for such year and paid in accordance with our regular bonus practices; (ii) payment of a lump sum cash payment equal to the product of one times (or two times in the case of Mr. Behrman) the sum of his or her then-current base salary and target bonus payable on the first payroll date following the executive’s execution and non-revocation of a general release of claims; and (iii) continued participation in our medical, dental and hospitalization insurance coverage for himself or herself and his or her qualified dependents for a period of 18 months with the employer portion of the continued coverage paid by the Company. Additionally, pursuant to the terms of the applicable restricted stock agreements, upon termination of the executive by the Company without cause or by the executive for good reason, all shares of time-based restricted stock will automatically vest.  For performance-based restricted stock, the executive will vest in a pro-rata portion of the performance-based restricted stock, based on the actual performance determined at the end of the performance period by the Compensation Committee in good faith.  If Ms. Carver is terminated by the Company without “cause,” or by Ms. Carver for “good reason”, she will be entitled to a severance payment equal to one time her then effective salary.  Any outstanding stock grants to Ms. Carver will be treated in the same manner as the other executives.

Change in Control. If the NEO (excluding Ms. Carver) is employed by the Company at the time of a change in control and his or her employment is terminated by the Company without cause or by the executive for good reason within 24 months of the change in control, the executive will be entitled to (i) payment of a pro rata portion of his or her annual bonus for the year in which such termination occurs based on the actual achievement of the applicable performance criteria for such year and paid in accordance with our regular bonus practices; (ii) payment of a lump sum cash payment equal to the product of two times (or three times in the case of Mr. Behrman) the sum of his or her then-current base salary and target bonus payable on the first payroll date following the executive’s execution and non-revocation of a general release of claims; and (iii) continued participation in our medical, dental and hospitalization insurance coverage for himself or herself and his or her qualified dependents for a period of 18 months, with the employer portion of the continued coverage paid by us. Additionally, pursuant to the terms of the applicable restricted stock agreements, upon termination resulting from a change in control, if the restricted stock award is not assumed or substituted in connection with a change in control, all time-based restricted stock will automatically vest in full.  For performance-based restricted stock, if a change in control occurs prior to the end of the performance period, the portion of the target number that is earned  will be determined by the Compensation Committee immediately prior to the change in control and will equal the greater of (x) the target number of restricted stock and (y) the portion of the target number that is earned based on the actual performance as determined by the Compensation Committee. If  Ms. Carver, is employed by the Company at the time of a change in control and  her employment is terminated by the Company without cause or by the executive for good reason within 24 months of the change in control, the Ms. Carver will be entitled to payment of a lump sum cash payment equal to the product of one time her then-current base salary and her target bonus payable on the first payroll date following her execution and non-revocation of a general release of claims. Any outstanding stock grants to Ms. Carver will be treated in the same manner as the other executives.

Table of Severance Benefits

The following table summarizes the dollar amounts of potential payments to each NEO upon a qualifying termination of employment or change in control pursuant to the terms of our equity incentive plans and the Employment Agreements, as applicable, assuming that the events described in the table occurred on December 31, 2020, when the closing price of the Company’s common stock was $3.39. The values below are our best estimates of the severance payments and benefits the executives would receive upon a termination of employment or a change in control as of December 31, 2020 and we believe the amounts are calculated using reasonable assumptions. All amounts are before taxes, which would reduce amounts ultimately received by our NEOs. The table is only intended to summarize various terms of the Employment Agreements and equity award documents and is qualified in its entirety by reference to the full text of the actual agreements, copies of which are on file with the SEC.

LSB Industries Proxy Statement	49

Executive Compensation Tables

Executive Officer	Termination For Cause	Termination Without Cause or For Good Reason		Termination During Change in Control Period		Change in Control Without Termination(1)		Death		Disability
Mark T. Behrman
STI Plan Payments(2)	—	$336,000		$336,000		$—		$—		$—
Cash Severance	—	$2,600,000	(3)	$3,900,000	(4)	$—		$—		$—
Equity Awards
Unvested and Accelerated	—	$1,504,574	(5)	$1,504,574	(5)	$1,504,574	(5)	$212,655	(7)	$212,655	(7)
Health Coverage(6)	—	$19,224		$19,224		$—		$—		$—
Total	—	$4,459,798		$5,759,798		$1,504,574		$212,655		$212,655
Cheryl A. Maguire
STI Plan Payments(2)	—	$134,000		$134,000		$—		$—		$—
Cash Severance	—	$592,000	(3)	$1,184,000	(4)	$—		$—		$—
Equity Awards
Unvested and Accelerated	—	$240,639	(5)	$240,639	(5)	$240,639	(5)	$34,971	(7)	$34,971	(7)
Health Coverage(6)	—	$19,224		$19,224		$—		$—		$—
Total	—	$985,863		$1,577,863		$240,639		$34,971		$34,971
Michael J. Foster
STI Plan Payments(2)	—	$164,000		$164,000		$—		$—		$—
Cash Severance	—	$663,000	(3)	$1,326,000	(4)	$—		$—		$—
Equity Awards
Unvested and Accelerated	—	$385,206	(5)	$385,206	(5)	$385,206	(5)	$53,264	(7)	$53,264	(7)
Health Coverage(6)	—	$19,224		$19,224		$—		$—		$—
Total	—	$1,231,430		$1,894,430		$385,206		$53,264		$53,264
John P. Burns
STI Plan Payments(2)	—	$113,500		$113,500		$—		$—		$—
Cash Severance	—	$525,000	(3)	$1,050,000	(4)	$—		$—		$—
Equity Awards
Unvested and Accelerated	—	$192,817	(5)	$192,817	(5)	$192,817	(5)	$48,765	(7)	$48,765	(7)
Health Coverage(6)	—	$19,224		$19,224		$—		$—		$—
Total	—	$850,541		$1,375,541		$192,817		$48,765		$48,765
Kristy D. Carver
STI Plan Payments(2)	—	$93,000		$93,000		$—		$—		$—
Cash Severance	—	$298,700	(3)	$418,180	(4)	$—		$—		$—
Other	—	$40,541		$152,550		$152,550		$40,541		$40,541
Equity Awards
Unvested and Accelerated	—	$31,401	(5)	$31,401	(5)	$31,401	(5)	$14,265	(7)	$14,265	(7)
Health Coverage(6)	—	$19,224		$19,224		$—		$—		$—
Total	—	$482,866		$714,355		$183,951		$54,806		$54,806

(1)

The amounts shown in this column represent the value attributable to accelerated vesting of equity awards upon a change in control under the terms of our equity incentive plans and employment agreements, which would be realized by the NEOs regardless of whether they incurred a termination of employment in connection with such change in control.

(2)	This amount represents the actual STI Plan payments made to the NEO earned in 2020.
(3)	This amount represents the pro-rata bonus plus one times (two times for Mr. Behrman) the sum of base salary and target bonus.
(4)	This amount represents the pro-rata bonus plus two times (three times for Mr. Behrman) the sum of base salary and target bonus.
(5)

This amount represents the value of the restricted stock that would have vested if the qualifying event occurred on December 31, 2020, valued at $3.39 per share, the closing price of our stock on the NYSE on December 31, 2020.

(6)

The amounts included for health coverage are the estimated cost to us for providing continuing health care under our existing medical, dental and vision benefits to each eligible executive for the applicable time period specified in the NEO’s employment or severance agreement, as applicable.

(7)

Represents the value on December 31, 2020 of the pro-rata vesting of outstanding equity awards upon the death or disability of the executive valued at $3.39 per share, the closing price of our stock on the NYSE on December 31, 2020.

LSB Industries Proxy Statement	50

Executive Compensation Tables

CEO Pay Ratio

Our Chief Executive Officer to median employee pay ratio is calculated pursuant to Item 402(u) of Regulation S-K. We identified our median employee by examining the income set out on form W-2 for all individuals, excluding our Chief Executive Officer, who were employed by the Company on December 31, 2020. We included all employees, whether employed on a full-time, part-time or seasonal basis, as of the end of the year. We believe the use of the W-2 income for all employees is a consistently applied compensation measure.

Mr. Behrman’s 2020 total annual compensation was $993,800 as reflected in the Summary Compensation Table included in this Proxy Statement. Our median employee’s total annual compensation for 2020 was $83,041. As a result, the ratio of Mr. Behrman’s total compensation to that of our median employee was 12 to 1.

Director Stock Ownership Guidelines

On April 26, 2017, the Board unanimously adopted the LSB Industries, Inc. Stock Ownership Guidelines. The Stock Ownership Guidelines require each non-employee director (other than Mr. Bobb and Ms. Kitamura) to own shares of our common stock having an aggregate value of at least $310,000 (two times the non-employee director retainer) by the later of (i) five years following the effective date of the guidelines (April 26, 2022) or (ii) the fifth anniversary of a director’s election to the Board.  The value of the director’s holdings is calculated using the higher of the actual cost of a director’s holdings when purchased or the market value of the holdings.

As of December 31, 2020, each of Messrs. Golsen, Roedel, Sanders, and White exceeded the director stock ownership guidelines. Mr. Packebush and Ms. Peninger were in compliance with the guidelines and they have until May 2025 and March 2025, respectively, to meet the director stock ownership guidelines.

LSB Industries Proxy Statement	51

Executive Compensation Tables

Director Compensation

2020 Director Compensation Table

The following table sets forth the compensation earned by our non-employee directors who served on the Board during 2020.

Name(1)	Fees Earned or Paid in Cash(2)	Stock Awards(2)(3)	All Other Compensation		Total
Jonathan S. Bobb	$172,500	$—	$—		$172,500
Barry H. Golsen	$155,000	$—	$—		$155,000
Jack E. Golsen(4)	$480,000	$—	$64,629		$544,629
Kanna Kitamura	$167,500	$—	$—		$167,500
Steven L. Packebush	$53,709	$53,709	$27,610	(5)	$135,028
Diana M. Peninger	$86,977	$69,821	$—		$156,798
Richard W. Roedel	$160,900	$85,000	$—		$245,900
Richard S. Sanders	$103,275	$85,000	$—		$188,275
Lynn F. White	$114,650	$85,000	$—		$199,650

(1)

Directors who are also employees at the time of service, such as Mr. Behrman, receive no additional compensation for their services on our Board and are not included in this table. The 2020 compensation received by Mr. Behrman is shown in the Summary Compensation Table included in this Proxy Statement.

(2)

Director fees for Messrs. Bobb and Ms. Kitamura are paid to Eldridge Business Services LLC. Because the 2016 LTIP does not allow payment in shares to corporate entities, Mr. Bobb and Ms. Kitamura received an additional cash grant in the amount of $85,000 in lieu of the grant of restricted stock units as determined by the Compensation Committee. Due to his significant stock holdings in the Company, the Board agreed to exempt Mr. B. Golsen from receiving a portion of his director fees in the form of restricted stock units and his director fees are paid entirely in cash.

(3)

The amounts shown in this column represent the aggregate grant date fair value of the restricted stock units granted to our directors on May 15, 2020, computed in accordance with FASB ASC Topic 718, determined without regard to forfeitures. This amount likely does not reflect the actual value that will be recognized by the directors. All of the restricted stock units awarded to our non-employee directors in 2020 will vest on May 15, 2021. The aggregate number of stock awards outstanding as of December 31, 2020 for each non-employee director who served on the Board during 2020 was as follows: Mr. Roedel: 99,720 restricted stock units; Mr. Sanders: 99,720 restricted stock units; and Mr. White: 99,720 restricted stock units.

(4)	See “Compensation Arrangements with Jack Golsen” on page 53.
(5)	This amount represents consulting fees paid to Mr. Packebush during 2020 in respect of his services as a consultant to the Board of Directors prior to becoming a member of the Board.

Effective October 1, 2019, we amended and restated our Non-Employee Director Compensation and Stock Ownership Policy (“Director Policy”) to provide for:

•	An annual cash fee equal to $70,000;
•

An annual grant of restricted stock units with a grant date fair market value of approximately $85,000, which will be settled upon the first anniversary of the grant date, except to the extent the Compensation Committee determines to pay an additional annual cash fee equal to $85,000 in lieu of the grant of restricted stock units, as was the case in 2020 for Messrs. Bobb and B. Golsen and Ms. Kitamura;

•	An additional annual cash fee equal to $10,000 for members of the Audit Committee and an additional $20,000 for the Chair of the Audit Committee;
•	An additional annual cash fee equal to $7,500 for members of the Compensation Committee and an additional $15,000 for the Chair of the Compensation Committee;
•	An additional annual cash fee equal to $5,000 for members of the Nominating Committee and an additional $10,000 for the Chair of the Nominating Committee;
•	An additional annual cash fee equal to $35,000 for the Board’s Independent Chair; and
•	An additional annual cash fee as determined by the Board for members of any other committee established by the Board.

Cash fees earned under the Director Policy are earned on a calendar-quarter basis and are paid in arrears not later than the 15th day following the end of each calendar quarter. Such cash fees are prorated to reflect the period of year during which the director was not a member of the Board. Additionally, under the Director Policy, restricted stock units are granted on the first business day following our annual meeting of stockholders each year. The number of restricted stock units will be determined by dividing $85,000 by the closing price of our common stock on the first business day following our annual meeting of stockholders

.

LSB Industries Proxy Statement    52

Executive Compensation Tables

Compensation Arrangements with Jack Golsen

Mr. Jack Golsen is the founder and former Chief Executive Officer of the Company.  In the Spring of 2017, Mr. J. Golsen was our Executive Chairman, and the following agreements were in place between the Company and Mr. J. Golsen:

•	The Severance Agreement, dated January 17, 1989, as amended (the “J. Golsen Severance Agreement”);
•	The Death Benefit Agreement, dated May 12, 2005, as amended (the “Death Benefit Agreement”); and
•	The Employment Agreement, dated March 21, 1996, as amended (the “J. Golsen Employment Agreement”).

The J. Golsen Severance Agreement was terminable by the Company only for Cause or by Mr. J. Golsen for Good Reason (each as defined in the J. Golsen Severance Agreement) or due to Mr. J. Golsen’s death and included a change in control payment equal to 2.9 times his then effective base salary ($800,000) or $2.32 million.  The Death Benefit Agreement provided for $2.5 million upon his death and did not include a termination provision.  The Company has a $3 million insurance policy to cover the payment of the Death Benefit Agreement.  The J. Golsen Employment Agreement renewed annually and would have automatically renewed on December 31, 2017 unless notice of non-renewal was provided to Mr. J. Golsen on or before June 30, 2017 (the “Non-Renewal Notice Date”).

In anticipation of the Non-Renewal Notice Date, the Board of Directors of the Company (the “Board”) and Mr. J. Golsen began discussions related to his continued employment.  Through these discussions, Mr. J. Golsen informed the Board that due to certain health concerns, he was considering making a claim of disability.  Under the terms of the J. Golsen Employment Agreement, Mr. J. Golsen would have been entitled to annual disability payments equal to 60% of his then-present base salary of $800,000 until his death if his employment were terminated as a result of his disability.  The disability payment would continue even if there was change in control of the Company.

Following discussions with Mr. J. Golsen, the Board evaluated its options and determined that it was in the best interest of the

Company for Mr. J. Golsen to transition into the role of Chairman Emeritus beginning January 1, 2018 and to pay Mr. J. Golsen a fee for his services as Chairman Emeritus that would terminate upon a change in control of the Company.  The alternative was to terminate Mr. J. Golsen as a result of his disability, which would likely have resulted in a liability to the Company that would continue beyond a change in control and might have had an impact the ability of the Company to effectuate any change-in-control transactions then under consideration.  Additionally, the Board considered that while Mr. J. Golsen’s health concerns would likely have qualified him for disability payments under the terms of the J. Golsen Employment Agreement, his health conditions would not have prohibited Mr. J. Golsen from participating as a member of the Board or as Chairman Emeritus.

Accordingly, the Company and Mr. J. Golsen entered into a transition agreement on June 30, 2017 (the “Transition Agreement”), which commenced on January 1, 2018 and will end upon the earlier of a change in control of the Company (as defined in the Transition Agreement) or his death (the “Term”). During the Term, Mr. J Golsen will receive an annual cash retainer of $480,000 (equal to 60% of his base salary as of June 2017) and equal to the amount he would have received under disability.  Mr. J. Golsen will also receive a monthly amount equal to $4,440 to cover certain expenses. In accordance with the terms of the Transition Agreement, the Company also reimbursed Mr. J. Golsen for his COBRA premium costs for 18 months following December 31, 2017 and, thereafter, will reimburse him for the cost of coverage under Medicare Part B and D medical insurance until his death. Effective as of December 31, 2017, the parties agreed to terminate the J. Golsen Severance Agreement, and in consideration for his services to the Company, including as Chairman Emeritus, the Company agreed to pay Mr. J. Golsen a one-time payment equal to $2.32 million upon the consummation of a change in control that occurs prior to his death.  This amount is equal to the change in control payment under the J. Golsen Severance Agreement.  The Death Benefit Agreement remains in full force and effect since it did not have a termination provision when executed.

LSB Industries Proxy Statement    53

Securities Ownership

Security Ownership of 5% Owners

The following table sets forth the beneficial ownership of our common stock and preferred stock as of March 15, 2021, held by beneficial owners of 5% or more of each class of our common stock and voting preferred stock.

The amounts and percentage of units beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days of March 15, 2021. Under these rules, more than one person may be deemed a beneficial owner of the same securities and a person may be deemed a beneficial owner of securities as to which he has no economic interest. Except as indicated by footnote, the persons named in the table below have sole voting and investment power with respect to all stock shown as beneficially owned by them, subject to community property laws where applicable.

Name and Address of Beneficial Owner	Title of Class	Amounts of Shares Beneficially Owned(1)		Percent of Class+
LSB Funding LLC	Common	4,069,324	(2)	13.5%
	Series F Preferred	1	(3)	100%
Steven J. Golsen(4)	Common	2,874,945	(5)(6)	9.3%
	Series B Preferred	20,000	(7)	100%
	Series D Preferred	1,000,000	(8)	100%

+

Because of the requirements of the SEC as to the method of determining the amount of shares an individual or entity may own beneficially, the amount shown for an individual may include shares also considered beneficially owned by others. Any shares of stock which a person does not own, but which he or she has the right to acquire within 60 days of March 15, 2021, are deemed to be outstanding for the purpose of computing the percentage of outstanding stock of the class owned by such person but are not deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person.

(1)	We based the information with respect to beneficial ownership on information furnished by the above-named individuals or entities or contained in filings made with the SEC or our records.
(2)	The address of LSB Funding is 350 Park Avenue, 14th Floor, New York, New York 10022. Represents 4,069,324 shares of common stock.
(3)	Represents one share of Series F Preferred, which entitles LSB Funding to a number of votes equal to 456,225 shares of common stock.
(4)

Includes shares beneficially owned by Mr. S. Golsen, and the following entities controlled by Mr. S. Golsen: Quad Capital LLC, which is wholly owned by various trusts, each individually for the benefit of Mr. S. Golsen, Mr. B. Golsen, Ms. L. Rappaport or Mr. J. Golsen, and the following wholly-owned subsidiaries of Quad Capital: SBL, LLC (“SBL”) and Golsen Petroleum Corporation (“GPC”). Also includes shares beneficially owned by Golsen Family LLC (“Family LLC”), which is controlled by Mr. S. Golsen, who serves as the sole manager of Family LLC. Mr. S. Golsen is the only manager of Quad Capital and has voting and dispositive power over the shares beneficially owned by Quad Capital and/or its subsidiaries (SBL and GPC). The address of Mr. S. Golsen, Mr. B. Golsen, Ms. L. Rappaport, Mr. J. Golsen, Quad Capital, SBL, GPC and Family LLC is 518 N. Indiana Ave., Oklahoma City, Oklahoma 73106.

(5)	Includes:
(a)	312,933 shares over which Mr. S. Golsen has the sole voting and dispositive power;
(b)

the following shares over which Mr. S. Golsen has sole voting and dispositive power: (i) 15,392 shares owned directly by GFLLC and 133,333 shares that Family LLC has a right to acquire upon the conversion of 4,000 shares of Series B Preferred owned of record by Family LLC; (ii) 1,345,999 shares owned of record by SBL LLC; (iii) 400,000 shares that SBL LLC has the right to acquire upon conversion of 12,000 shares of Series B Preferred owned of record by SBL LLC (each holder of Series B Preferred is entitled to one vote per share); (iv) 250,000 shares that SBL LLC has the right to acquire upon conversion of 1,000,000 shares of the Series D Preferred owned of record by SBL LLC (each holder of Series D Preferred is entitled to .875 votes per share); (v) 283,955 shares owned of record by GPC; and 133,333 shares that GPC has the right to acquire upon conversion of 4,000 shares of Series B Preferred owned of record by GPC;

(c)

does not include the following shares owned by S. Golsen’s father, brother and sister, all of which S. Golsen disclaims beneficial ownership: (i) J. Golsen 19,876 shares; (ii) B. Golsen 520,295 shares; and (iii) L. Rappaport 327,614 shares.

(6)

Mr. S. Golsen disclaims beneficial ownership of the shares over which Messrs. J. Golsen and B. Golsen and Ms. L. Rappaport each have sole voting and investment power. Messrs. J. Golsen and B. Golsen and Ms. L. Rappaport disclaim beneficial ownership of the shares that Mr. S. Golsen has sole voting and investment power. Messrs. J. Golsen and B. Golsen and Ms. L. Rappaport disclaim beneficial ownership of the shares owned of record by the LLC, except to the extent of their respective pecuniary interest therein. Messrs. J. Golsen and B. Golsen and Ms. L. Rappaport disclaim beneficial ownership of the shares owned of record by SBL and GPC and all shares beneficially owned by SBL LLC through the Family LLC, except to the extent of their respective pecuniary interest therein. Ms. L. Rappaport disclaims beneficial ownership of the 1,433 shares over which her spouse has sole voting and investment power over, and this amount excludes such shares. Mr. B. Golsen disclaims beneficial ownership of the 533 shares over which his spouse has sole voting and investment power, and this amount excludes such shares.

(7)

Includes: (a) 4,000 shares of Series B Preferred owned of record by the Family LLC; (b) 12,000 shares of Series B Preferred owned of record by SBL and (c) 4,000 shares Series B Preferred owned of record by GPC. Each holder of the Series B Preferred shall be entitled to one vote per share.

(8)	Includes 1,000,000 shares of Series D Preferred owned of record by SBL LLC. Each holder of the Series D Preferred shall be entitled to .875 votes per share.

LSB Industries Proxy Statement    54

Securities Ownership

Security Ownership of Certain Beneficial Owners

The following table sets forth the beneficial ownership of each class of our common stock and voting preferred stock as of March 15, 2021, held by (1) directors and director nominees; (2) each NEO listed in this Proxy Statement; and (3) all current directors and NEOs as a group.

The amounts and percentage of units beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of such security, or

“investment power,” which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days of March 15, 2021. Under these rules, more than one person may be deemed a beneficial owner of the same securities and a person may be deemed a beneficial owner of securities as to which he has no economic interest. Except as indicated by footnote, the persons named in the table below have sole voting and investment power with respect to all stock shown as beneficially owned by them, subject to community property laws where applicable.

Name of Beneficial Owner	Title of Class	Amount of Shares Beneficially Owned(1)		Percent of Class+
Mark T. Behrman	Common	1,372,776	(2)	4.6%
John P. Burns	Common	132,524	(3)	*
Kristy D. Carver	Common	43,256	(4)	*
Michael J. Foster	Common	359,088	(5)	*
Cheryl A. Maguire	Common	230,783	(6)	*
Jonathan S. Bobb	Common	—		*
Barry H. Golsen	Common	520,295	(7)	1.7%
Kanna Kitamura	Common	—		*
Steven L. Packebush	Common	—		*
Diana M. Peninger	Common	—		*
Richard W. Roedel	Common	126,540	(8)	*
Richard S. Sanders, Jr.	Common	110,661	(9)	*
Lynn F. White	Common	132,772	(10)	*
Directors and Executive Officers as a group (13 persons)	Common	3,028,695		10.1%

5% Holders
LSB Funding LLC	Common	4,069,324		13.5%
	Series F Preferred	1		100%
Steven J. Golsen	Common	2,874,945		9.3%
	Series B Preferred	20,000		100%
	Series D Preferred	1,000,000		100%

*	Less than 1%.
+	See footnote “+” to the table under “Security Ownership of Certain 5% Owners.”

LSB Industries Proxy Statement    55

Securities Ownership

(1)	We based the information, with respect to beneficial ownership, on information furnished by each director or officer, contained in filings made with the SEC, or contained in our records.
(2)

This amount includes shares that Mr. Behrman acquired pursuant to restricted stock agreements dated (a) December 31, 2015 and (b) February 15, 2017, both of which have fully vested; (c) December 29, 2018, two-thirds of which has vested, with the remaining one-third vesting on the third anniversary of the grant date; (d) December 30, 2018, two-thirds of which has vested, with the remaining one-third vesting on the third anniversary of the grant date; (e) December 30, 2018, which will vest on the third anniversary of the grant date subject to achievement of certain performance metrics; (f) December 31, 2019, one-third of which has vested, with the remaining two-thirds vesting on the second and third anniversaries of the grant date; (g) December 31, 2019, which will vest on the third anniversary of the grant date subject to achievement of certain performance metrics; (h) January 21, 2021 which will vest on the first, second and third anniversaries of the grant date; and (i) January 21, 2021, which will vest on the third anniversary of the grant date subject to achievement of certain performance metrics. Mr. Behrman has the sole voting and dispositive power over these shares.

(3)

This amount includes shares that Mr. Burns acquired pursuant to restricted stock agreements, dated (a) February 4, 2020, one-third of which has vested, with the remaining two-thirds vesting on the second and third anniversaries of the grant date; (b) February 4, 2020 which will vest on the third anniversary of the grant date subject to achievement of certain performance metrics; (c) January 21, 2021 which will vest on the first, second and third anniversaries of the grant date; and (d) January 21, 2021, which will vest on the third anniversary of the grant date subject to achievement of certain performance metrics.  Mr. Burns has the sole voting and dispositive power over these shares.

(4)

This amount includes shares that Ms. Carver acquired pursuant to restricted stock agreements dated (a) March 4, 2016 and (b) December 14, 2017, which have fully vested; (c) January 3, 2019, two-thirds of which has vested, with the remaining one-third vesting on the third anniversary of the grant date; and (d) January 11, 2019, which will vest on the third anniversary of the grant date subject to achievement of certain performance metrics. Ms. Carver has the sole voting and dispositive power over these shares.

(5)

This amount includes shares that Mr. Foster acquired pursuant to restricted stock agreements dated (a) January 5, 2016, (b) December 31, 2016, and (c) February 15, 2017, all of which have fully vested; (d) December 29, 2018, two-thirds of which has vested, with the remaining one-third vesting on the third anniversary of the grant date; (e) December 30, 2018, two-thirds of which has vested, with the remaining one-third vesting on the third anniversary of the grant date; (f) December 30, 2018, which will vest on the third anniversary of the grant date subject to achievement of certain performance metrics; (g) December 31, 2019, one-third of which has vested, with the remaining two-thirds vesting on the second and third anniversaries of the grant date; (h) December 31, 2019, which will vest on the third anniversary of the grant date subject to achievement of certain performance metrics; (i) January 21, 2021 which will vest on the first, second and third anniversaries of the grant date; and (j) January 21, 2021, which will vest on the third anniversary of the grant date subject to achievement of certain performance metrics.  Mr. Foster has the sole voting and dispositive power over these shares.

(6)

This amount includes shares that Ms. Maguire acquired pursuant to restricted stock agreements, dated (a) March 4, 2016, (b) October 26, 2016, and (c) December 14, 2017, all of which have fully vested; (d) December 30, 2018, two-thirds of which has vested, with the remaining one-third vesting on the third anniversary of the grant date; (e) December 30, 2018, which will vest on the third anniversary of the grant date subject to achievement of certain performance metrics; (f) December 31, 2019, one-third of which has vested, with the remaining two-thirds vesting on the second and third anniversaries of the grant date; (g) December 31, 2019, which will vest on the third anniversary of the grant date subject to achievement of certain performance metrics; (h) January 21, 2021 which will vest on the first, second and third anniversaries of the grant date; and (i) January 21, 2021, which will vest on the third anniversary of the grant date subject to achievement of certain performance metrics. Ms. Maguire has the sole voting and dispositive power over these shares.

(7)

Mr. B. Golsen has the sole voting and dispositive power over 292,467 shares; 74,440 shares of common stock owned of record by a certain trust for the benefit of Mr. B. Golsen, over which Mr. B. Golsen is the trustee; and 153,388 shares held in certain trusts for the benefit of children and grandchildren of Mr. B. Golsen over which Mr. B. Golsen is the trustee.

(8)

Mr. Roedel has the sole voting and dispositive power over these shares. This amount does not include, and Mr. Roedel disclaims beneficial ownership of the shares beneficially owned by Mr. Roedel’s wife, which consist of 11,531 shares.

(9)	Mr. Sanders has the sole voting and dispositive voting power over these shares.
(10)	Mr. White has the sole voting and dispositive voting power over these shares.

LSB Industries Proxy Statement    56

Stockholder Proposals

If you wish to submit proposals to be included in our proxy statement for our 2022 annual meeting, proposals must be received at our principal executive offices in writing not later than December 20, 2021. If the date of the 2022 annual meeting is changed by more than 30 days from the date of the 2021 annual meeting, the deadline for submitting proposals is a reasonable time before we begin to print and mail the proxy materials for our 2022 annual meeting. Proposals must satisfy the requirements set forth in Rule 14a-8 under the Exchange Act and as set out in the Bylaws. Proposals should be addressed to Michael J. Foster, Secretary, LSB Industries, Inc., 3503 NW 63rd Street, Suite 500, Post Office Box 754, Oklahoma City, Oklahoma 73107.

Other than matters properly brought under Rule 14a-8, the deadline for providing us with timely notice of matters that you otherwise desire to introduce at our next annual meeting of stockholders, other than those that will be included in our proxy materials, is not later than December 20, 2021, but not before November 30, 2021; provided that if the date of the annual meeting is more than 30 days before or more than 60 days after May 14, 2022, the notice must be received not later than the 90th day prior to such annual meeting, or if later, the 10th day following the date on which the public disclosure of the date of such annual meeting was made. The written notice must set forth the information specified in the Bylaws.

If you wish to present a proposal, but you fail to notify us by such deadline, you will not be entitled to present the proposal at the annual meeting.

Only persons who are nominated in accordance with the procedures set forth in our Bylaws are eligible for election as directors. Nominations of persons for election to the Board may be made at a meeting of stockholders at which directors are to be elected only (i) by or at the direction of the Board; or (ii) by any stockholder of the Company entitled to vote for the election of directors at the annual meeting who complies with the notice procedures set forth in our Bylaws. A director nomination made by a stockholder must be delivered or mailed to and received at our principal executive offices not less than 120 days nor more than 150 days prior to the anniversary date of the 2021 annual meeting; provided, however, if the date of the annual meeting is more than 30 days before or more than 60 days after such date, notice by the stockholder to be timely must be so delivered, or mailed and received not later than the 90th day prior to such annual meeting, or if later, the 10th day following the date on which the public disclosure of the date of such annual meeting was so made. Pursuant to our Bylaws, the deadline for submitting nominations for directors for our annual meeting in 2022, is December 20, 2021, but no nominations may be submitted before November 20, 2021.

The Bylaws also provide that a stockholder satisfying the above notice requirements may nominate an independent director for inclusion in our proxy statement, if the additional specified conditions set forth in our Bylaws, are satisfied.

LSB Industries Proxy Statement    57

Available Information

We file or furnish annual, quarterly and current reports and other documents with the SEC under the Exchange Act). The public may read and copy any materials that we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E, Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0030. Also, the SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents we file with the SEC at www.sec.gov.

We also make available free of charge through our Internet website (www.lsbindustries.com) our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and, if applicable, amendments to those reports filed or furnished pursuant to Section 13(a) of the Exchange Act as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC. In addition to the reports filed or furnished with the SEC, we publicly disclose material information from time to time in press releases, at annual meetings of stockholders, in publicly accessible conferences and investor presentations, and through our website.

A copy of the Company’s 2020 Annual Report accompanies this Proxy Statement, which Annual Report includes the Company’s 2020 Form 10-K. Copies of exhibits to the Form 10‑K are available upon request, but a reasonable copy fee per page will be charged to the requesting stockholder.

One copy of the Notice of Annual Meeting of Stockholders, this Proxy Statement and the Company’s 2020 Annual Report will be sent to stockholders who share an address, unless they have notified the Company that they want to continue receiving multiple packages. This practice, known as “householding,” is designed to reduce duplicate mailings and save significant printing and postage costs. If you received a householding mailing this year and you would like to have additional copies of this Proxy Statement and the Company’s 2020 Annual Report mailed to you or you would like to opt out of this practice for future mailings, the Company will promptly deliver such additional copies to you if you submit your request in writing to the address below. You may also contact the Company in the same manner if you received multiple copies of the materials and would prefer to receive a single copy in the future.

Requests for documents relating to the Company should be directed to:

Director—Communications Department

c/o LSB Industries, Inc.

3505 NW 63rd Street, Suite 500

Post Office Box 754

Oklahoma City, Oklahoma 73107

(405) 235-4546

Whether or not you plan to attend the annual meeting, you are urged to complete, date and sign the enclosed proxy card and return it in the accompanying envelope or follow the instructions provided for voting by phone or via the Internet, if applicable. Prompt response will greatly facilitate arrangements for the annual meeting, and your cooperation is appreciated. Stockholders who attend the annual meeting may vote their shares personally even though they have sent in their proxy cards or voted by phone or the Internet.

IMPORTANT NOTICE REGARDING THE

AVAILABILITY OF PROXY MATERIALS FOR

THE 2021 ANNUAL MEETING OF

STOCKHOLDERS TO BE HELD ON MAY 14, 2021

The Company’s Notice of Annual Meeting of Stockholders, Proxy Statement for the 2021 Annual Meeting of Stockholders and Annual Report for the year ended December 31, 2020 are available at www.proxydocs.com/LXU.

By order of the Board of Directors,

Michael J. Foster
Executive Vice President,
Secretary and General Counsel

April 19, 2021

LSB Industries Proxy Statement    58

Appendix A

LSB INDUSTRIES, INC.

2016 LONG TERM INCENTIVE PLAN

(As Amended and Restated March 4, 2021)

1.

Purpose. The purpose of the LSB Industries, Inc. 2016 Long Term Incentive Plan (as amended and restated March 4, 2021, the “Plan”) is to provide a means through which LSB Industries, Inc., a Delaware corporation (the “Company”), and its Subsidiaries may attract and retain able persons as employees, directors and consultants and to provide a means whereby those persons upon whom the responsibilities of the successful administration and management of the Company and its Subsidiaries rest, and whose present and potential contributions to the welfare of the Company and its Subsidiaries are of importance, can acquire and maintain stock ownership, or awards the value of which is tied to the performance of the Company, thereby strengthening their concern for the welfare of the Company and its Subsidiaries and their desire to remain employed. A further purpose of the Plan is to provide such employees, directors and consultants with additional incentive and reward opportunities designed to enhance the profitable growth of the Company. Accordingly, the Plan primarily provides for the granting of Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock Awards, Restricted Stock Units, Stock Appreciation Rights, Stock Awards, Dividend Equivalents, Other Stock-Based Awards, Cash Awards, Performance Awards, or any combination of the foregoing, as is best suited to the circumstances of the particular individual as provided herein.

2.	Definitions. For purposes of the Plan, the following terms shall be defined as set forth below:
(a)

“Affiliate” means any corporation, partnership, limited liability company, limited liability partnership, association, trust or other organization which, directly or indirectly, controls, is controlled by, or is under common control with, the Company. For purposes of the preceding sentence, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”), as used with respect to any entity or organization, shall mean the possession, directly or indirectly, of the power (i) to vote more than 50% of the securities having ordinary voting power for the election of directors of the controlled entity or organization, or (ii) to direct or cause the direction of the management and policies of the controlled entity or organization, whether through the ownership of voting securities, by contract, or otherwise.

(b)

“Award” means any Option, SAR, Restricted Stock Award, Restricted Stock Unit, Stock Award, Dividend Equivalent, Other Stock-Based Award, Cash Award, Performance Award or Substitute Award, together with any other right or interest granted to a Participant under the Plan.

(c)

“Award Agreement” means any written instrument that establishes the terms, conditions, restrictions and/or limitations applicable to an Award in addition to those established by the Plan and by the Committee’s exercise of its administrative powers.

(d)	“Board” means the Board of Directors of the Company.
(e)	“Cash Award” means an Award denominated in cash granted under Section 6(i).

(f)	“Change of Control” means the occurrence of any of the following events:
(i)

A “change in the ownership of the Company,” which shall occur on the date that any one Person, or more than one Person acting as a group, acquires ownership of stock in the Company that, together with stock held by such person or group, constitutes more than 50% of the total fair market value or total voting power of the stock of the Company; provided, however, that if any one Person or more than one Person acting as a group is considered to own more than 50% of the total fair market value or total voting power of the stock of the Company, the acquisition of additional stock by the same Person or Persons

(ii)

shall not be considered a “change in the ownership of the Company” (or to cause a “change in the effective control of the Company” within the meaning of Section 2(f)(ii)) and an increase of the effective percentage of stock owned by any one Person, or Persons acting as a group, as a result of a transaction in which the Company acquires its stock in exchange for property shall be treated as an acquisition of stock for purposes of this paragraph; provided, further, that for purposes of this Section 2(f)(i), any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company shall not constitute a Change of Control. This Section 2(f)(i) shall apply only when there is a transfer of the stock of the Company (or issuance of stock) and stock in the Company remains outstanding after the transaction.

(iii)

A “change in the effective control of the Company,” which shall occur on the date that either (A) any one Person, or more than one Person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such Person or Persons) ownership of stock of the Company possessing 30% or more of the total voting power of the stock of the Company, except for any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company; or (B) a majority of the members of the Board are replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of a “change in the effective control of the Company,” if any one Person, or more than one Person acting as a group, is considered to effectively control the Company within the meaning of this Section 2(f)(ii), the acquisition of additional control of the Company by the same Person or Persons shall not be a “change in the effective control of the Company” or cause a “change in the ownership of the Company” within the meaning of Section 2(f)(i).

(iv)

A “change in the ownership of a substantial portion of the Company’s assets,” which shall occur on the date that any one Person, or more than one Person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such Person or Persons) assets of the Company that have a total gross fair market value equal to or more than 40% of the total gross fair market value of all the assets of the Company immediately prior to such acquisition or acquisitions. For this purpose, gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets. Any transfer of assets to an entity that is controlled by the Stockholders immediately after the transfer, as provided under Section 409A, shall not constitute a Change of Control.

For purposes of this Section 2(f), the provisions of section 318(a) of the Code regarding the constructive ownership of stock shall apply to determine stock ownership; provided that stock underlying unvested options (including options exercisable for stock that is not substantially vested) shall not be treated as owned by the individual who holds the option. In addition, for purposes of this Section 2(f) and except as otherwise provided in an Award Agreement, “Company” includes (x) the Company, (y) the entity for whom a Participant performs the services for which an Award is granted, and (z) an entity that is a Stockholder owning more than 50% of the total fair market value and total voting power (a “Majority Stockholder”) of the Company or the entity identified in (y) above, or any entity in a chain of entities in which each entity is a Majority Stockholder of another entity in the chain, ending in the Company or the entity identified in (y) above.

(g)	“Code” means the United States Internal Revenue Code of 1986.
(h)

“Committee” means a committee of two or more directors designated by the Board to administer the Plan; provided, however, that, unless otherwise determined by the Board, the Committee shall consist solely of two or more directors, each of whom shall be a Qualified Member.

(i)

“Covered Employee” means an Eligible Person who is designated by the Committee, at the time of grant of a Performance Award, as likely to be a “covered employee” within the meaning of Section 162(m) for a specified fiscal year.

(j)

“Dividend Equivalent” means a right, granted to an Eligible Person under Section 6(g), to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments.

(k)	“Effective Date” means March 4, 2021.
(l)

“Eligible Person” means all officers and employees of the Company or of any of its Subsidiaries, and other persons who provide services or will provide services to the Company or any of its Subsidiaries, including directors of the Company; provided, that, any such individual must be an “employee” of the Company or any of its parents or subsidiaries within the meaning of General Instruction A.1(a) to Form S-8 if such individual shall be granted an award that shall, or may, be settled in Stock. An employee on leave of absence may be considered as still in the employ of the Company or its Subsidiaries for purposes of eligibility for participation in the Plan.

(m)	“Exchange Act” means the Securities Exchange Act of 1934.
(n)

“Fair Market Value” means, as of any specified date, (i) if the Stock is listed on a national securities exchange, the closing sales price of the Stock, as reported on the stock exchange composite tape on that date (or if no sales occur on that date, on the last preceding date on which such sales of the Stock are so reported); (ii) if the Stock is not traded on a national securities exchange but is traded over the counter at the time a determination of its fair market value is required to be made under the Plan, the average between the reported high and low bid and asked prices of Stock on the most recent date on which Stock was publicly traded; or (iii) in the event Stock is not publicly traded at the time a determination of its value is required to be made under the Plan, the amount determined by the Committee in such manner as it deems appropriate, taking into account all factors the Committee deems appropriate including Section 409A.

(o)	“Incentive Stock Option” or “ISO” means any Option intended to be and designated as an incentive stock option within the meaning of Section 422.
(p)	“Nonstatutory Stock Option” means any Option that is not intended to be an “incentive stock option” within the meaning of Section 422.
(q)	“Option” means a right, granted to an Eligible Person under Section 6(b), to purchase Stock or other Awards at a specified price during specified time periods.
(r)	“Other Stock-Based Awards” means Awards granted to an Eligible Person under Section 6(h).
(s)	“Participant” means a person who has been granted an Award under the Plan that remains outstanding, including a person who is no longer an Eligible Person.
(t)	“Performance Award” means a right, granted to an Eligible Person under Section 6(k), to receive Awards based upon performance criteria specified by the Committee.
(u)

“Person” means any person or entity of any nature whatsoever, specifically including an individual, a firm, a company, a corporation, a partnership, a limited liability company, a trust or other entity; a Person, together with that Person’s Affiliates and Associates (as those terms are defined in Rule 12b-2 under the Exchange Act, provided that “registrant” as used in Rule 12b-2 shall mean the Company), and any Persons acting as a partnership, limited partnership, joint venture, association, syndicate or other group (whether or not formally organized), or otherwise acting jointly or in concert or in a coordinated or consciously parallel manner (whether or not pursuant to any express agreement), for the purpose of acquiring, holding, voting or disposing of securities of the Company with such Person, shall be deemed a single “Person.”

(v)	“Prior Plan” means the LSB Industries, Inc. 2008 Incentive Stock Plan, as amended effective June 5, 2014.
(w)

“Qualified Member” means a member of the Committee who is (i) a “nonemployee director” within the meaning of Rule 16b-3(b)(3), (ii) an “outside director” within the meaning of Section 162(m), and (iii) “independent” under the listing standards or rules of the securities exchange upon which the Stock is traded, but only to the extent such independence is required in order to take the action at issue pursuant to such standards or rules.

(x)	“Restricted Stock” means Stock granted to an Eligible Person under Section 6(d) that is subject to certain restrictions and to a risk of forfeiture.
(y)	“Restricted Stock Unit” means a right, granted to an Eligible Person under Section 6(e), to receive Stock, cash or a combination thereof at the end of a specified period.
(z)	“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act.
(aa)	“Section 162(m)” means section 162(m) of the Code.

(bb)

“Section 162(m) Award” means a Performance Award granted under Section 6(k)(i) to a Covered Employee that is intended to satisfy the requirements for “performance-based compensation” within the meaning of Section 162(m).

(cc)	“Section 409A” means section 409A of the Code.
(dd)	“Section 422” means section 422 of the Code.
(ee)	“Securities Act” means the Securities Act of 1933.
(ff)

“Separation from Service” means, unless otherwise determined by the Committee or the Company, the cessation of the applicable Participant’s employment with, and performance of services for, the Company and all Subsidiaries, including by reason of the fact that the Participant’s employer or other service recipient ceases to be a Subsidiary of the Company. Unless otherwise determined by the Company, if a Participant’s employment or service with the Company or a Subsidiary ceases, but the Participant continues to provide services to the Company or a Subsidiary as an Eligible Person, such change in status shall not be considered a Separation from Service. Approved temporary absences from employment or service because of illness, vacation or leave of absence, and transfers among the Company and its Subsidiaries shall not be considered Separations from Service. Notwithstanding the foregoing definition of Separation from Service, with respect to any Award that constitutes nonqualified deferred compensation under Section 409A, “Separation from Service” means a “separation from service” as defined under Section 409A.

(gg)	“Stock” means the Company’s Common Stock, par value $0.10 per share, and such other securities as may be substituted (or re-substituted) for Stock pursuant to Section 8.
(hh)	“Stockholders” means the stockholders of the Company.
(ii)	“Stock Award” means unrestricted shares of Stock granted to an Eligible Person under Section 6(f).
(jj)	“Stock Appreciation Rights” or “SAR” means a right granted to an Eligible Person under Section 6(c).
(kk)

“Subsidiary” means with respect to the Company, any corporation or other entity of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by the Company.

(ll)	“Substitute Award” means an Award granted under Section 6(j) hereof in substitution for a similar award as a result of certain business transactions.
3.	Administration.
(a)

Authority of the Committee. The Plan shall be administered by the Committee except to the extent the Board elects to administer the Plan, in which case references herein to the “Committee” shall be deemed to include references to the “Board.” Subject to the express provisions of the Plan, Rule 16b-3 and other applicable laws, the Committee shall have the authority, in its sole and absolute discretion, to: (i) designate Eligible Persons as Participants; (ii) determine the type or types of Awards to be granted to an Eligible Person; (iii) determine the number of shares of Stock or amount of cash to be covered by Awards;

(iv) determine the terms and conditions of any Award, as well as the modification of such terms, which may include the acceleration of vesting, waiver of forfeiture restrictions, modification of the form of settlement of the Award (for example, from cash to Stock or vice versa), or modification of any other condition or limitation regarding an Award, based on such factors as the Committee may determine; (v) determine whether, to what extent, and under what circumstances Awards may be vested, settled, exercised, canceled, or forfeited; (vi) interpret and administer the Plan and any instrument or agreement relating to an Award made under the Plan; (vii) establish, amend, suspend, or waive rules and regulations used to administer the Plan; and (viii) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Subject to Rule 16b-3, Section 162(m), and Section 409A, the Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Plan, in any Award, or in any Award Agreement in the manner and to the extent it deems necessary or desirable to carry the Plan into effect, and the Committee shall be the sole and final judge of that necessity or desirability. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. Each action and determination of the Committee under the Plan shall be in the Committee’s sole and absolute discretion and shall be final, conclusive and binding on all Persons, including the Company, its Subsidiaries, Stockholders, Participants, beneficiaries, and transferees under Section 7(a)(iii) and (iv) or other Persons claiming rights from or through a Participant.

(b)

Manner of Exercise of Committee Authority. It is the intent of the Company that (i) Section 162(m) Awards shall qualify as “performance-based compensation” within the meaning of Section 162(m) and (ii) to the fullest extent possible, the grant of any Awards to, or other transaction by, a Participant who is subject to section 16 of the Exchange Act shall be exempt from such section pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such Participant). At any time that a member of the Committee is not a Qualified Member, any action of the Committee relating to (A) an Award granted or to be granted to an Eligible Person who is then subject to section 16 of the Exchange Act in respect of the Company where such action is not taken by the full Board, or (B) a Section 162(m) Award, may be taken either (i) by a subcommittee, designated by the Committee, composed solely of two or more Qualified Members, or (ii) by the Committee but with each such member who is not a Qualified Member abstaining or recusing himself or herself from such action; provided, however, that, upon such abstention or recusal, the Committee remains composed solely of two or more Qualified Members. Such action, authorized by such a subcommittee or by the Committee upon the abstention or recusal of such non-Qualified Member(s), shall be the action of the Committee for purposes of the Plan. Any action of the Committee. For the avoidance of doubt, the full Board may take any action relating to an Award granted or to be granted to an Eligible Person who is then subject to section 16 of the Exchange Act in respect of the Company, provided that such award is not a Section 162(m) Award.

(c)

Delegation of Authority. The Committee may delegate (i) to any officer of the Company, irrespective of whether or not the officer is also a member of the Board, the power to perform administrative functions and grant all types of Awards under the Plan so long as the resolutions of the Board or Committee delegating such authority specifies (A) the total number of Awards that the officer may grant, and (B) with respect to Awards of Restricted Stock or Stock Awards, the time period during which such Awards may be granted and a minimum amount of consideration for which the Awards may be issued and (ii) to any individual member of the Board (including an officer of the Company that serves as a member of the Board), any or all of the Committee’s powers and duties under the Plan, including the power to perform administrative functions and grant all types of Awards under the Plan, in the case of both (i) and (ii), subject to such additional terms or limitations as the Committee may provide and only to the extent that such delegation does not (x) violate state or corporate law, (y) result in the loss of an exemption under Rule 16b-3(d)(1) for Awards granted to Participants subject to section 16 of the Exchange Act in respect of the Company, or (z) cause Section 162(m) Awards to fail to so qualify. Upon any such delegation, all references in the Plan to the “Committee,” other than in Section 8, shall be deemed to include any officer of the Company or member of the Board to whom such powers have been delegated by the Committee. Any such delegation shall not limit such officer or director’s right to receive Awards under the Plan; provided, however, the officer or director may not grant Awards to himself or herself, a member of the Board, or any executive officer of the Company or an Affiliate, or take any action with respect to any Award previously granted to himself or herself, a member of the Board, or an individual who is an executive officer of the Company or an Affiliate. The Committee may also appoint agents to assist it in administering the Plan that are not executive officers of the Company or members of the Board, provided that such individuals may not be delegated the authority to (i) grant or modify any Awards that shall, or may, be settled in Stock or (ii) take any action that would cause Section 162(m) Awards to fail to so qualify, if applicable.

(d)

Limitation of Liability. The Committee and each member thereof shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or employee of the Company or any of its Subsidiaries, the Company’s legal counsel, independent auditors, consultants or any other agents assisting in the administration of the Plan. Members of the Committee and any officer or employee of the Company or any of its Subsidiaries acting at the direction or on behalf of the Committee shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the fullest extent permitted by law, be indemnified and held harmless by the Company with respect to any such action or determination.

(e)

Participants in Non-U.S. Jurisdictions. Notwithstanding any provision of the Plan to the contrary, to comply with applicable laws in countries other than the United States in which the Company or any of its Affiliates operates or has employees, directors or other service providers from time to time, or to ensure that the Company complies with any applicable requirements of foreign securities exchanges, the Committee shall have the power and authority to: (i) determine which of its Affiliates shall be covered by the Plan; (ii) determine which Eligible Persons outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to Eligible Persons outside the United States to comply with applicable foreign laws or listing requirements of any foreign exchange; (iv) establish sub-plans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable (any such sub-plans and/or modifications shall be attached to the Plan as appendices), provided, however, that no such sub-plans and/or modifications shall increase the share limitations contained in Section 4(a); and (v) take any action, before or after an Award is granted, that it deems advisable to comply with any applicable governmental regulatory exemptions or approval or listing requirements of any such foreign securities exchange. For purposes of the Plan, all references to foreign laws, rules, regulations or taxes shall be references to the laws, rules, regulations and taxes of any applicable jurisdiction other than the United States or a political subdivision thereof.

4.	Stock Subject to Plan.
(a)

Overall Number of Shares Available for Delivery. Subject to any adjustments made pursuant to Section 8, the total number of additional shares of Stock reserved and available for issuance in connection with Awards under the Plan shall not exceed 3,000,000 shares of Stock plus any shares of Stock that become available pursuant to Section 4(c)(ii), and such total shall be available for the issuance of Incentive Stock Options.

(b)

Application of Limitation to Grants of Awards. Subject to Section 4(c), no Award may be granted if the number of shares of Stock to be delivered in connection with such Award exceeds the number of shares of Stock remaining available under the Plan minus the number of shares of Stock issuable in settlement of or relating to then-outstanding Awards. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or Substitute Awards) and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award.

(c)	Availability of Shares Not Issued under Awards.
(i)

Share Pool. Shares of Stock subject to an Award under the Plan (including, for the avoidance of doubt, the Plan before it was amended and restated as set forth herein) that expires or is canceled, forfeited, exchanged, settled in cash or otherwise terminated without the actual delivery of shares (Awards of Restricted Stock shall not be considered “delivered shares” for this purpose), shall again be available for Awards under the Plan, except that if any such shares could not again be available for Awards to a particular Participant under any applicable law or regulation, such shares shall be available exclusively for Awards to Participants who are not subject to such limitation. Notwithstanding the foregoing, (i) the number of shares tendered or withheld in payment of any exercise or purchase price of an Award or taxes relating to an Award, (ii) shares that were subject to an Option or an SAR but were not issued or delivered as a result of the net settlement or net exercise of such Option or SAR and (iii) shares repurchased on the open market with the proceeds of an Option’s exercise price, shall not, in each case, again be available for Awards under the Plan.

(ii)

Prior Plan. Awards that are outstanding under the Prior Plan immediately prior to the Effective Date (“Prior Plan Awards”) shall remain outstanding following the Effective Date in accordance with their terms; however, no new awards may be granted pursuant to the Prior Plan on or after April 19, 2016. With respect to Prior Plan Awards, in accordance with Section 4.2(a) of the Prior Plan, if such a Prior Plan Award, on or after the Effective Date, lapses, expires, terminates or is canceled prior to the issuance of shares thereunder or if shares of Stock are issued under the Prior Plan to a Participant and thereafter are reacquired by the Company, the shares subject to such Prior Plan Awards and the reacquired shares shall again be available for issuance under the Plan. In addition, the following shares of Stock shall not be treated as having been issued under the Prior Plan and shall again be available for issuance under the Plan: (i) shares tendered by a Participant or retained by the Company as full or partial payment to the Company for the purchase price of a Prior Plan Award or to satisfy tax withholding obligations in connection with a Prior Plan Award, (ii) shares covered by a Prior Plan Award that is settled in cash, or (iii) the number of shares subject to a Prior Plan SAR in excess of the number of shares that are delivered to the Participant upon exercise of such Prior Plan SAR. Further, the number of shares available for issuance under the Prior Plan shall not be reduced to reflect any dividends or dividend equivalents that are reinvested into additional shares or credited as additional Restricted Stock, Restricted Stock Units or Performance Shares.

(d)

Stock Offered. The shares to be delivered under the Plan shall be made available from (i) authorized but unissued shares of Stock, (ii) Stock held in the treasury of the Company, or (iii) previously issued shares of Stock reacquired by the Company, including shares purchased on the open market.

5.

Eligibility; Per Person Award Limitations. Awards may be granted under the Plan only to Persons who are Eligible Persons at the time of grant thereof. In each calendar year during any part of which the Plan is in effect, a Covered Employee may not be granted (a) Awards (other than Awards designated to be paid only in cash or the settlement of which is not based on a number of shares of Stock) relating to more than 1,000,000 shares of Stock, subject to adjustment in a manner consistent with any adjustment made pursuant to Section 8 and (b) Awards designated to be paid only in cash, or the settlement of which is not based on a number of shares of Stock, having a value determined on the date of grant in excess of $5,000,000; in each case, multiplied by the number of full or partial calendar years in any performance period established with respect to the Award, if applicable. In each calendar year during any part of which the Plan is in effect, an Eligible Person who is serving as a member of the Board and who is not an employee of the Company may not be granted Awards having a value, determined, if applicable, pursuant to Financial Accounting Standards Board Accounting Standards Codification Topic 718, on the date of grant in excess of $500,000 multiplied by the number of full or partial calendar years in any performance period established with respect to an Award, if applicable; provided, however, that this limit shall be without regard to grants of Awards, if any, made to a member of the Board who is not an employee of the Company as compensation for services provided by such individual to the Company or any of its Subsidiaries other than in the individual’s capacity as a member of the Board.

6.	Specific Terms of Awards.
(a)

General. Awards may be granted on the terms and conditions set forth in this Section 6. Awards granted under the Plan may be granted either alone, in addition to, or in tandem with any other Award. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 8(a)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine.

(b)	Options. The Committee is authorized to grant Options, which may be designated as either ISOs or Nonstatutory Stock Options, to Eligible Persons on the following terms and conditions:
(i)	Exercise Price. Each Award Agreement evidencing an Option shall state the exercise price per share of Stock (the “Exercise Price”); provided, however, that except as provided in Section 6(j), the Exercise Price per share of Stock subject to an Option shall not be less than the greater of (A) the par value per share of the Stock or (B) 100% of the Fair Market Value per share of the Stock as of the date of grant of the Option (or in the case of an ISO granted to an individual who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its parent or any Subsidiary, 110% of the Fair Market Value per share of the Stock on the date of grant).

(ii)

Time and Method of Exercise. The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals pursuant to Section 6(k) and/or future service requirements), the methods by which such Exercise Price may be paid or deemed to be paid, the form of such payment, including cash or cash equivalents, Stock (including previously owned shares or through a cashless or broker-assisted exercise or other reduction of the amount of shares otherwise issuable pursuant to the Option), other Awards or awards granted under other plans of the Company or any Subsidiary, other property, or any other legal consideration the Committee deems appropriate (including notes or other contractual obligations of Participants to make payment on a deferred basis), and the methods by or forms in which Stock shall be delivered or deemed to be delivered to Participants, including the delivery of Restricted Stock subject to Section 6(d). In the case of an exercise whereby the Exercise Price is paid with Stock, such Stock shall be valued as of the date of exercise. No Option may be exercisable for a period of more than 10 years following the date of grant of the Option (or in the case of an ISO granted to an individual who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its parent or any Subsidiary, for a period of no more than five years following the date of grant of the ISO).

(iii)

ISOs. The terms of any ISO granted under the Plan shall comply in all respects with the provisions of Section 422. ISOs may only be granted to Eligible Persons who are employees of the Company or a parent or subsidiary corporation (within the meaning of sections 424(e) and (f) of the Code). Except as otherwise provided in Section 8, no term of the Plan relating to ISOs (including any SAR in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any ISO under Section 422, unless the Participant has first requested the change that shall result in such disqualification. ISOs shall not be granted more than 10 years after the Effective Date or the most recent approval of the Plan by the Stockholders. Notwithstanding the foregoing, the Fair Market Value of shares of Stock subject to an ISO and the aggregate Fair Market Value of shares of stock of any parent or subsidiary corporation (within the meaning of sections 424(e) and (f) of the Code) subject to any other ISO of the Company or a parent or subsidiary corporation (within the meaning of sections 424(e) and (f) of the Code) that first becomes purchasable by a Participant in any calendar year may not (with respect to that Participant) exceed $100,000, or such other amount as may be prescribed under Section 422. As used in the previous sentence, Fair Market Value shall be determined as of the date the ISOs are granted. Failure to comply with this provision shall not impair the enforceability or exercisability of any Option, but shall cause the excess amount of shares to be reclassified in accordance with the Code.
(c)	Stock Appreciation Rights. The Committee is authorized to grant SARs to Eligible Persons on the following terms and conditions:
(i)

Right to Payment. An SAR shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise over (B) the grant price of the SAR as determined by the Committee.

(ii)

Grant Price. Each Award Agreement evidencing an SAR shall state the grant price per share of Stock; provided, however, that the grant price per share of Stock subject to an SAR shall not be less than the greater of (A) the par value per share of the Stock or (B) 100% of the Fair Market Value per share of the Stock as of the date of grant of the SAR.

(iii)

Time and Method of Exercise. Except as otherwise provided herein, the Committee shall determine, at the date of grant or thereafter, the number of shares of Stock to which the SAR relates, the time or times at which and the circumstances under which an SAR may be vested and/or exercised in whole or in part (including based on achievement of performance goals pursuant to Section 6(k) and/or future service requirements), the method of exercise, method of settlement, form of consideration payable upon settlement, method by or forms in which Stock (if any) shall be delivered to Participants, and any other terms and conditions of any SAR. SARs may be either free-standing or in tandem with other Awards. No SAR may be exercisable for a period of more than 10 years following the date of grant of the SAR.

(iv)

Rights Related to Options. An SAR granted in connection with an Option shall entitle a Participant, upon exercise, to surrender that Option or any portion thereof, to the extent unexercised, and to receive payment of an amount determined by multiplying (A) the difference obtained by subtracting the Exercise Price with respect to a share of Stock specified in the related Option from the Fair Market Value of a share of Stock on the date of exercise of the SAR, by (B) the number of shares as to which that SAR has been exercised. The Option shall then cease to be exercisable to the extent surrendered. SARs granted in connection with an Option shall be subject to the terms and conditions of the Award Agreement governing the Option, which shall provide that the SAR is exercisable only at such time or times and only to the extent that the related Option is exercisable and shall not be transferable except to the extent that the related Option is transferrable.

(d)	Restricted Stock. The Committee is authorized to grant Restricted Stock to Eligible Persons on the following terms and conditions:
(i)

Grant and Restrictions. Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals pursuant to Section 6(k) and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter. During the restricted period applicable to the Restricted Stock, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.

(ii)

Dividends and Splits. As a condition to the grant of an Award of Restricted Stock, the Committee may allow a Participant to elect, or may require, that any cash dividends paid on a share of Restricted Stock be automatically reinvested in additional shares of Restricted Stock, applied to the purchase of additional Awards under the Plan or deferred without interest to the date of vesting of the associated Award of Restricted Stock. Unless otherwise determined by the Committee and specified in the applicable Award Agreement, Stock distributed in connection with a Stock split or Stock dividend, and other property (other than cash) distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

(e)	Restricted Stock Units. The Committee is authorized to grant Restricted Stock Units to Eligible Persons, subject to the following terms and conditions:
(i)

Award and Restrictions. Restricted Stock Units shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee may impose, if any, which restrictions may lapse at the expiration of the restricted period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee may determine.

(ii)

Settlement. Settlement of Restricted Stock Units shall occur upon expiration of the restricted period specified for such Restricted Stock Unit by the Committee (or, if permitted by the Committee, as elected by the Participant). Restricted Stock Units shall be satisfied by the delivery of (A) a number of shares of Stock equal to the number of RSUs vesting on such date, or (B) cash in an amount equal to the Fair Market Value of the specified number of shares of Stock covered by the vesting Restricted Stock Units, or a combination thereof, as determined by the Committee at the date of grant or thereafter.

(f)

Stock Awards. The Committee is authorized to grant a Stock Award under the Plan to any Eligible Person as a bonus, as additional compensation, or in lieu of cash compensation the individual is otherwise entitled to receive, in such amounts and subject to such other terms as the Committee determines to be appropriate.

(g)

Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to an Eligible Person, entitling the Eligible Person to receive cash, Stock, other Awards, or other property equal in value to dividends or other distributions paid with respect to a specified number of shares of Stock, or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award (other than an Award of Restricted Stock or a Stock Award). The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or at a later specified date, and if distributed at a later date may be deemed to have been reinvested in additional Stock, Awards, or other investment vehicles or accrued in a bookkeeping account without interest, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify. With respect to Dividend Equivalents granted in connection with another Award, absent a contrary provision in the Award Agreement, such Dividend Equivalents shall be subject to the same restrictions and risk of forfeiture as the Award with respect to which the dividends accrue and shall not be paid unless and until such Award has vested and been earned.

(h)

Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Eligible Persons such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee, and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified Subsidiaries of the Company. The Committee shall determine the terms and conditions of such Other Stock-Based Awards. Stock delivered pursuant to an Other-Stock Based Award in the nature of a purchase right granted under this Section 6(h) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including cash, Stock, other Awards, or other property, as the Committee may determine.

(i)

Cash Awards. The Committee is authorized to grant Cash Awards, on a free-standing basis or as an element of or supplement to, or in lieu of, any other Award under the Plan to Eligible Persons in such amounts and subject to such other terms (including the achievement of performance goals pursuant to Section 6(k) and/or future service requirements) as the Committee determines to be appropriate.

(j)

Substitute Awards; No Repricing. Awards may be granted in substitution or exchange for any other Award granted under the Plan or under another plan of the Company or any other right of an Eligible Person to receive payment from the Company. Awards may be also be granted under the Plan in substitution for similar awards held by individuals who become Eligible Persons as a result of a merger, consolidation or acquisition of another entity or the assets of another entity by or with the Company or an Affiliate of the Company. Such Substitute Awards referred to in the immediately preceding sentence that are Options or Stock Appreciation Rights may have an exercise price that is less than the Fair Market Value of a share of Stock on the date of the substitution if such substitution complies with Section 409A and other applicable laws and exchange rules. Except as provided in this Section 6(j) or in Section 8, the terms of outstanding Awards may not be amended to reduce the Exercise Price or grant price of outstanding Options or SARs or to cancel outstanding Options and SARs in exchange for cash, other Awards or Options or SARs with an Exercise Price or grant price that is less than the Exercise Price or grant price of the original Options or SARs without the approval of the Stockholders.

(k)

Performance Awards. The Committee is authorized to designate any of the Awards granted under the foregoing provisions of this Section 6 as Performance Awards. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions applicable to a Performance Award, and may exercise its discretion to reduce or increase the amounts payable under any Performance Award, except as limited under Section 162(m). Performance conditions may differ for Performance Awards granted to any one Participant or to different Participants. The performance period applicable to any Performance Award shall be set by the Committee but shall not exceed 10 years. The performance goals for Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria as specified by the Committee.

(i)

Business Criteria. One or more of the following business criteria for the Company, on a consolidated basis, and/or for specified Subsidiaries or business or geographical units of the Company (except with respect to the total Stockholder return and earnings per share criteria), may be used by the Committee in establishing performance goals for Performance Awards: (1) earnings per share; (2) revenues; (3) cash flow; (4) cash flow from operations; (5) cash flow return; (6) return on net assets; (7) return on assets; (8) return on investment; (9) return on capital; (10) return on equity; (11) economic value added; (12) operating margin; (13) contribution margin; (14) net income; (15) net income per share; (16) earnings; (17) earnings before interest, depreciation and amortization; (18) operating earnings after interest expense and before incentives, service fees, and extraordinary or special items; (19) total Stockholder return; (20) debt reduction or management; (21) market share; (22) change in the Fair Market Value of the Stock; (23) operating income; (24) share price; (25) effective equipment utilization; (26) achievement of savings from business improvement projects; (27) capital projects deliverables; (28) performance against environmental targets; (29) safety performance and/or incident rate; (30) human resources management targets, including medical cost reductions and time to hire; (31) satisfactory internal or external audits; and (32) any of the above goals determined pre-tax or post-tax, on an absolute or relative basis, as a ratio with other business criteria, or as compared to the performance of a published or special index deemed applicable by the Committee including the Standard & Poor’s 500 Stock Index or a group of comparable companies. The terms above are used as applied under generally accepted accounting principles, as applicable.

(ii)

Effect of Certain Events. The Committee may provide for the manner in which actual performance and performance goals with regard to the business criteria selected shall reflect the impact of specified events during the relevant performance period, which may mean excluding the impact of any or all of the following events or occurrences for such performance period: (a) asset write-downs or impairments to assets; (b) litigation, claims, judgments or settlements; (c) the effect of changes in tax law or other such laws or regulations affecting reported results; (d) accruals for reorganization and restructuring programs; (e) any unusual or infrequent items as described in the Accounting Standards Codification Topic 225, as amended by Accounting Standards Update 2015-01, and as the same may be further amended or superseded from time to time; (f) any change in accounting principles as defined in the Accounting Standards Codification Topic 250, as the same may be amended or superseded from time to time; (g) any loss from a discontinued operation as described in the Accounting Standards Codification Topic 360, as the same may be amended or superseded from time to time; (h) goodwill impairment charges; (i) operating results for any business acquired during the calendar year; (j) third party expenses associated with any investment or acquisition by the Company or any Subsidiary; (k) any amounts accrued by the Company or its Subsidiaries pursuant to management bonus plans or cash profit sharing plans and related employer payroll taxes for the fiscal year; (l) any discretionary or matching contributions made to a savings and deferred profit-sharing plan or deferred compensation plan for the fiscal year; (m) interest, expenses, taxes, depreciation and depletion, amortization and accretion charges; and (n) marked-to-market adjustments for financial instruments.

(iii)

Settlement or Payout of Awards; Other Terms. After the end of each performance period and before any Performance Award is settled or paid, the Committee shall determine the level of performance achieved with regard to each business criteria established with respect to each Performance Award and shall determine the amount of cash or Stock, if any, payable to each Participant with respect to each Performance Award.

(iv)

Status of Section 162(m) Awards. The terms governing Section 162(m) Awards shall be interpreted in a manner consistent with Section 162(m) and, if any provision of the Plan as in effect on the date of adoption of any Award Agreements relating to Performance Awards that are designated as Section 162(m) Awards does not comply or is inconsistent with the requirements of Section 162(m), such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

7.	Certain Provisions Applicable to Awards.
(a)	Limit on Transfer of Awards.
(i)

Except as provided in Section 7(a)(iii) and (iv), each Option and SAR shall be exercisable only by the Participant during the Participant’s lifetime, or by the Person to whom the Participant’s rights shall pass by will or the laws of descent and distribution. Notwithstanding the foregoing, an ISO shall not be transferable other than by will or the laws of descent and distribution.

(ii)

Except as provided in Section 7(a)(iii) and (iv), no Award other than a Stock Award, and no right under any such Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate.

(iii)

To the extent specifically provided by the Committee, an Award may be transferred by a Participant without consideration to immediate family members or related family trusts, limited partnerships or similar entities.

(iv)

An Award may be transferred pursuant to a domestic relations order entered or approved by a court of competent jurisdiction upon delivery to the Company of a written request for such transfer and a certified copy of such order.

(b)

Form and Timing of Payment under Awards; Deferrals. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or any of its Subsidiaries upon the exercise or settlement of an Award may be made in such forms as the Committee shall determine, including cash, Stock, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis (which may be required by the Committee or permitted at the election of the Participant on terms and conditions established by the Committee); provided, however, that any such deferred or installment payments shall be set forth in the Award Agreement and/or otherwise made in a manner that shall not result in additional taxes under Section 409A. Payments may include provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Stock. This Plan shall not constitute an “employee benefit plan” under the Employee Retirement Income Security Act of 1974.

(c)

Evidencing Stock. The Stock or other securities of the Company delivered pursuant to an Award may be evidenced in any manner deemed appropriate by the Committee, including in the form of a certificate issued in the name of the Participant or by book entry, electronic or otherwise and shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Stock or other securities are then listed, and any applicable federal, state or other laws, and the Committee may cause a legend or legends to be inscribed on any such certificates to make appropriate reference to such restrictions. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, related to the Restricted Stock

(d)	Consideration for Grants. Awards may be granted for such consideration, including services, as the Committee shall determine, but shall not be granted for less than the minimum lawful consideration.
(e)

Additional Agreements. Each Eligible Person to whom an Award is granted under the Plan may be required to agree in writing, as a condition to the grant of such Award or otherwise, to subject an Award that is exercised or settled following such Eligible Person’s Separation from Service to a general release of claims and/or a noncompetition or other restricted covenant agreement in favor of the Company and its Affiliates, with the terms and conditions of such agreement(s) to be determined in good faith by the Committee.

(f)	Separation from Service. Except as provided herein, the treatment of an Award upon a Participant’s Separation from Service shall be specified in the applicable Award Agreement.
8.	Amendment; Subdivision or Consolidation; Recapitalization; Change of Control; Reorganization.
(a)

Amendments to the Plan and Awards. The Board may amend, alter, suspend, discontinue or terminate the Plan or the Committee’s authority to grant Awards under the Plan without the consent of Stockholders or Participants, except that any amendment or alteration to the Plan, including any increase in any share limitation, shall be subject to the approval of the Stockholders not later than the annual meeting next following such Board action if such Stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise determine to submit other such changes to the Plan to Stockholders for approval; provided that without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award Agreement relating thereto, except as otherwise provided in the Plan; provided, however, that, without the consent of an affected Participant, no such Committee action may materially and adversely affect the rights of such Participant under such Award. For purposes of clarity, any adjustments made to Awards pursuant to Section 8(b) through 8(g) shall be deemed not to materially and adversely affect the rights of any Participant under any previously granted and outstanding Award and therefore may be made without the consent of affected Participants.

(b)

Existence of Plans and Awards. The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Company, the Board or the Stockholders to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of debt or equity securities ahead of or affecting Stock or the rights thereof, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

(c)

Subdivision or Consolidation of Shares. The terms of an Award and the share limitations under the Plan shall be subject to adjustment by the Committee from time to time, in accordance with the following provisions:

(i)

If at any time, or from time to time, the Company shall subdivide as a whole (by reclassification, by a Stock split, by the issuance of a distribution on Stock payable in Stock, or otherwise) the number of shares of Stock then outstanding into a greater number of shares of Stock or in the event the Company distributes an extraordinary cash dividend, then, as appropriate (A) the maximum number of shares of Stock available for the Plan or in connection with Awards as provided in Sections 4 and 5 shall be increased proportionately, and the kind of shares or other securities available for the Plan shall be appropriately adjusted, (B) the number of shares of Stock (or other kind of shares or securities) that may be acquired under any then outstanding Award shall be increased proportionately, and (C) the price (including the Exercise Price or grant price) for each share of Stock (or other kind of shares or securities) subject to then outstanding Awards shall be reduced proportionately, without changing the aggregate purchase price or value as to which outstanding Awards remain exercisable or subject to restrictions.

(ii)

If at any time, or from time to time, the Company shall consolidate as a whole (by reclassification, by reverse Stock split, or otherwise) the number of shares of Stock then outstanding into a lesser number of shares of Stock, then, as appropriate (A) the maximum number of shares of Stock available for the Plan or in connection with Awards as provided in Sections 4 and 5 shall be decreased proportionately, and the kind of shares or other securities available for the Plan shall be appropriately adjusted, (B) the number of shares of Stock (or other kind of shares or securities) that may be acquired under any then outstanding Award shall be decreased proportionately, and (C) the price (including the exercise price) for each share of Stock (or other kind of shares or securities) subject to then outstanding Awards shall be increased proportionately, without changing the aggregate purchase price or value as to which outstanding Awards remain exercisable or subject to restrictions.

(iii)

Whenever the number of shares of Stock subject to outstanding Awards and the price for each share of Stock subject to outstanding Awards are required to be adjusted as provided in this Section 8(c), the Committee shall promptly prepare a notice setting forth, in reasonable detail, the event requiring adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the change in price and the number of shares of Stock, other securities, cash, or property purchasable subject to each Award after giving effect to the adjustments. The Committee shall promptly provide each affected Participant with such notice.

(d)

Recapitalization. If the Company recapitalizes, reclassifies its capital stock, or otherwise changes its capital structure (a “recapitalization”) without the occurrence of a Change of Control, the number and class of shares of Stock covered by an Award theretofore granted shall be adjusted so that such Award shall thereafter cover the number and class of shares of Stock and securities to which the holder would have been entitled pursuant to the terms of the recapitalization if, immediately prior to the recapitalization, the holder had been the holder of record of the number of shares of Stock then covered by such Award and the share limitations provided in Sections 4 and 5 shall be adjusted in a manner consistent with the recapitalization.

(e)

Additional Issuances. Except as expressly provided herein, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to Awards theretofore granted or the purchase price per share of Stock, if applicable.

(f)

Change of Control and Other Events. Notwithstanding any other provisions of the Plan or an Award Agreement to the contrary, upon a Change of Control or changes in the outstanding Stock by reason of a recapitalization, reorganization, merger, consolidation, combination, exchange or other relevant change in capitalization occurring after the date of the grant of any Award and not otherwise provided for by this Section 8, the Committee, acting without the consent or approval of any holder, may effect one or more of the following alternatives, which may vary among individual holders and which may vary among Options, SARs or other Awards held by any individual holder: (i) remove any applicable forfeiture restrictions on any Award; (ii) accelerate the time of exercisability of an Award so that such Award may be exercised in full or in part for a limited period of time on or before a date specified by the Committee, before or after such Change of Control, after which specified date all unexercised Awards and all rights of holders thereunder shall terminate; (iii) provide for a cash payment with respect to outstanding Awards by requiring the mandatory surrender to the Company by selected holders of some or all of the outstanding Awards held by such holders (irrespective of whether such Awards are then vested or exercisable pursuant to the Plan) as of a date, before or after such Change of Control, specified by the Committee, in which event the Committee shall thereupon cancel such Awards (with respect to all shares subject to such Awards) and pay to each holder an amount of cash (or other consideration including securities or other property) per Award (other than a Dividend Equivalent or Cash Award) equal to the Change of Control Price (as defined below), less the Exercise Price with respect to an Option and less the grant price with respect to a SAR, as applicable to such Awards; provided, however, that to the extent the exercise price of an Option or an SAR exceeds the Change of Control Price, such award may be canceled for no consideration; (iv) cancel Awards that remain subject to a restricted period as of the date of a Change of Control without payment of any consideration to the Participant for such Awards; or (v) make such adjustments to Awards then outstanding as the Committee deems appropriate to reflect such Change of Control (including (x) the substitution, assumption, or continuation of Awards by the successor company or a parent or subsidiary thereof for new awards, and (y) the adjustment as to the number and price of shares of Stock or other consideration subject to such Awards); provided, however, that the Committee may determine that no adjustment is necessary to Awards then outstanding.

(g)

Change of Control Price. The “Change of Control Price” shall equal the amount determined in the following clause (i), (ii), (iii), (iv) or (v), whichever is applicable, as follows: (i) the price per share offered to holders of Stock in any merger or consolidation, (ii) the per share Fair Market Value of the Stock immediately before the Change of Control without regard to assets sold in the Change of Control and assuming the Company has received the consideration paid for the assets in the case of a sale of the assets, (iii) the amount distributed per share of Stock in a dissolution transaction, (iv) the price per share offered to holders of Stock in any tender offer or exchange offer whereby a Change of Control takes place, or (v) if such Change of Control occurs other than pursuant to a transaction described in clauses (i), (ii), (iii), or (iv) of this Section 8(g), the Fair Market Value per share of the Stock that may otherwise be obtained with respect to such Awards or to which such Awards track, as determined by the Committee as of the date determined by the Committee to be the date of cancellation and surrender of such Awards. In the event that the consideration offered to Stockholders in any transaction described in this Section 8(g) or in Section 8(f) consists of anything other than cash, the Committee shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash and such determination shall be binding on all affected Participants to the extent applicable to Awards held by such Participants.

9.	General Provisions.
(a)

Tax Withholding. The Company and any of its Subsidiaries are authorized to withhold from any Award granted, or any payment relating to an Award under the Plan, including from a distribution of Stock, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company, its Subsidiaries and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. The Committee shall determine the form of payment acceptable for such tax withholding obligations, including the delivery of cash or cash equivalents, Stock (including previously owned shares, net settlement, a broker-assisted sale, or other cashless withholding or reduction of the amount of shares otherwise issuable or delivered pursuant to the Award), other property, or any other legal consideration the

Committee deems appropriate. Any determination made by the Committee to allow a Participant who is subject to Rule 16b-3 to pay taxes with shares of Stock through net settlement or previously owned shares shall be approved by a committee made up of two or more Qualified Members or the full Board. If such tax obligations are satisfied through the withholding of shares of Stock that are otherwise issuable to the Participant pursuant to an Award (or through the surrender of shares of Stock by the Participant to the Company), the maximum number of shares of Stock that may be so withheld (or surrendered) shall be the number of shares of Stock that have an aggregate Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such tax liabilities determined based on the greatest withholding rates for federal, state, foreign and/or local tax purposes, including payroll taxes, that may be utilized without creating adverse accounting treatment with respect to such Award, as determined by the Committee.

(b)

Limitation on Rights Conferred under Plan. Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or any of its Subsidiaries, (ii) interfering in any way with the right of the Company or any of its Subsidiaries to terminate any Eligible Person’s or Participant’s employment or service relationship at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and/or employees and/or other service providers, or (iv) conferring on a Participant any of the rights of a Stockholder unless and until the Participant is duly issued or transferred shares of Stock in accordance with the terms of an Award.

(c)

Governing Law; Submission to Jurisdiction. All questions arising with respect to the provisions of the Plan and Awards shall be determined by application of the laws of the State of Delaware, without giving effect to any conflict of law provisions thereof, except to the extent Delaware law is preempted by federal law. The obligation of the Company to sell and deliver Stock hereunder is subject to applicable federal and state laws and to the approval of any governmental authority required in connection with the authorization, issuance, sale, or delivery of such Stock. With respect to any claim or dispute related to or arising under the Plan, the Company and the Participants consent to the exclusive jurisdiction, forum and venue of the state and federal courts located in Oklahoma City, Oklahoma.

(d)

Severability and Reformation. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable law or, if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect. If any of the terms or provisions of the Plan or any Award Agreement conflict with the requirements of Rule 16b-3 (as those terms or provisions are applied to Eligible Persons who are subject to section 16(b) of the Exchange Act) or Section 422 (with respect to Incentive Stock Options), then those conflicting terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of Rule 16b-3 (unless the Board or the Committee, as appropriate, has expressly determined that the Plan or such Award should not comply with Rule 16b-3) or Section 422. With respect to Incentive Stock Options, if the Plan does not contain any provision required to be included herein under Section 422, that provision shall be deemed to be incorporated herein with the same force and effect as if that provision had been set out at length herein; provided that to the extent any Option that is intended to qualify as an Incentive Stock Option cannot so qualify, that Option (to that extent) shall be deemed a Nonstatutory Stock Option for all purposes of the Plan.

(e)

Unfunded Status of Awards; No Trust or Fund Created. This Plan is intended to constitute an “unfunded” plan for certain incentive awards. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any general unsecured creditor of the Company or such Affiliate.

(f)

Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the Stockholders for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable. Nothing contained in the Plan shall be construed to prevent the Company or any of its Subsidiaries from taking any corporate action which is deemed by the Company or such Subsidiary to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Award made under the Plan. No employee, beneficiary or other Person shall have any claim against the Company or any of its Subsidiaries as a result of any such action.

(g)

Fractional Shares. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional shares of Stock or whether such fractional shares of Stock or any rights thereto shall be canceled, terminated, or otherwise eliminated with or without consideration.

(h)

Construction. Unless otherwise expressly provided in the Plan, (i) references to a statute or law refer to the statute or law and any amendments and supplements thereto and any successor statutes or laws, and to all valid and binding rules and regulations promulgated thereunder, court decisions and other regulatory and judicial authority issued or rendered thereunder, in each case as amended or supplemented, or their successors, as in effect at the relevant time; (ii) the words “include,” “includes” and “including” do not limit the preceding words or terms and shall be deemed to be followed by the words “without limitation”; (iii) where specific language is used to clarify by example a general statement contained herein (such as by using the words “such as”), such specific language shall not be deemed to modify, limit or restrict in any manner the construction of the general statement to which it relates; (iv) whenever required by the context, any pronoun used in the Plan shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa; (v) all references to articles, sections, exhibits and annexes are to articles, sections, exhibits and annexes in or to the Plan; (vi) the captions and headings of articles, sections, exhibits and annexes have been inserted solely for convenience of reference and shall not be considered a part of the Plan, nor shall any of them affect the meaning or interpretation of the Plan; and (vii) any reference to an agreement, plan, policy, form, document or set of documents, and the rights and obligations of the parties under any such agreement, plan, policy, form, document or set of documents, shall mean the agreement, plan, policy, form, document or set of documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof.

(i)

Facility of Payment. Any amounts payable hereunder to any individual under legal disability or who, in the judgment of the Committee, is unable to manage properly his financial affairs, may be paid to the legal representative of such individual, or may be applied for the benefit of such individual in any manner that the Committee may select, and the Company shall be relieved of any further liability for payment of such amounts.

(j)

Conditions to Delivery of Stock. Nothing herein or in any Award Agreement shall require the Company to issue any shares with respect to any Award if that issuance would, in the opinion of counsel for the Company, constitute a violation of the Securities Act or any similar or superseding statute or statutes, any other applicable statute or regulation, or the rules of any applicable securities exchange or securities association, as then in effect. In addition, each Participant who receives an Award under the Plan shall not sell or otherwise dispose of Stock that is acquired upon grant or vesting of an Award in any manner that would constitute a violation of any applicable federal or state securities laws, the Plan or the rules, regulations or other requirements of the Securities and Exchange Commission or any stock exchange upon which the Stock is then listed. At the time of any exercise of an Option or Stock Appreciation Right, or at the time of any grant of any other Award the Company may, as a condition precedent to the exercise of such Option or Stock Appreciation Right or settlement of any other Award, require from the Participant (or in the event of his or her death, his or her legal representatives, heirs, legatees, or distributees) such written representations, if any, concerning the holder’s intentions with regard to the retention or disposition of the shares of Stock being acquired pursuant to the Award and such written covenants and agreements, if any, as to the manner of disposal of such shares as, in the opinion of counsel to the Company, may be necessary to ensure that any disposition by that holder (or in the event of the holder’s death, his or her legal representatives, heirs, legatees, or distributees) shall not involve a violation of the Securities Act or any similar or superseding statute or statutes, any other applicable state or federal statute or regulation, or any rule of any applicable securities exchange or securities association, as then in effect. Stock or other securities shall not be delivered pursuant to any Award until payment in full of any amount required to be paid pursuant to the Plan or the applicable Award Agreement (including any Exercise Price, grant price, or tax withholding) is received by the Company.

(a)
(k)

Section 409A. It is the general intention, but not the obligation, of the Committee to design Awards to comply with or to be exempt from Section 409A, and Awards shall be operated and construed accordingly. Neither this Section 9(k) nor any other provision of the Plan is or contains a representation to any Participant regarding the tax consequences of the grant, vesting, exercise, settlement, or sale of any Award (or the Stock underlying such Award) granted hereunder, and should not be interpreted as such. In no event shall the Company be liable for all or any portion of any taxes, penalties, interest or other expenses that may be incurred by the Employee on account of non-compliance with Section 409A. Notwithstanding any provision in the Plan or an Award Agreement to the contrary, in the event that a “specified employee” (as defined under Section 409A) becomes entitled to a payment under an Award that would be subject to additional taxes and interest under

Section 409A if the Participant’s receipt of such payment or benefits is not delayed until the earlier of (i) the date of the Participant’s death, or (ii) the date that is six months after the Participant’s “separation from service,” as defined under Section 409A (such date, the “Section 409A Payment Date”), then such payment or benefit shall not be provided to the Participant until the Section 409A Payment Date. Any amounts subject to the preceding sentence that would otherwise be payable prior to the Section 409A Payment Date shall be aggregated and paid in a lump sum without interest on the Section 409A Payment Date. The applicable provisions of Section 409A are hereby incorporated by reference and shall control over any Plan or Award Agreement provision in conflict therewith. All installment payments under the Plan shall be treated as separate payments under Section 409A.

(l)

Clawback. This Plan is subject to any written clawback policies that the Company, with the approval of the Board, may adopt. Any such policy may subject a Participant’s Awards and amounts paid or realized with respect to Awards under the Plan to reduction, cancelation, forfeiture or recoupment if certain specified events or wrongful conduct occur, including an accounting restatement due to the Company’s material noncompliance with financial reporting regulations or other events or wrongful conduct specified in any such clawback policy adopted to conform to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and rules promulgated thereunder by the Securities and Exchange Commission and that the Company determines should apply to the Plan.

(m)

Plan Effective Date and Term. This Plan was originally adopted by the Board on April 19, 2016, and approved by the Stockholders on June 2, 2016, to be effective on April 19, 2016. When the Plan was originally adopted, it replaced the Prior Plan as set for in Section 4(c)(2). The Plan is being amended and restated effective on the Effective Date (March 4, 2021), subject to approval by the Stockholders at the Company’s 2021 annual meeting of Stockholders. No Awards may be granted under the Plan on and after the 10th anniversary of the Effective Date. However, any Award granted prior to such termination, and the authority of the Board or Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under such Award in accordance with the terms of the Plan, shall extend beyond such termination date until the final disposition of such Award.

Appendix B

SECTION 382 RIGHTS AGREEMENT

Dated as of July 6, 2020

between

LSB INDUSTRIES, INC.

and

COMPUTERSHARE TRUST COMPANY, N.A.,

as Rights Agent

Table of Contents

			Page
Section	1.	Definitions	1

Section	2.	Appointment of Rights Agent	7

Section	3.	Issue of Right Certificates	8

Section	4.	Form of Right Certificates	9

Section	5.	Countersignature and Registration	10

Section	6.	Transfer, Split-up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates	10

Section	7.	Exercise of Rights; Purchase Price; Expiration Date of Rights	11

Section	8.	Cancellation and Destruction of Right Certificates	13

Section	9.	Status and Availability of Preferred Shares	13

Section	10.	Preferred Shares Record Date	13

Section	11.	Adjustment of Purchase Price, Number of Shares or Number of Rights	14

Section	12.	Certificate of Adjustment	19

Section	13.	Consolidation, Merger, Sale or Transfer of Assets or Earning Power	20

Section	14.	Fractional Rights and Fractional Shares	21

Section	15.	Rights of Action	22

Section	16.	Agreement of Right Holders	22

Section	17.	Right Certificate Holder Not Deemed a Stockholder	23

Section	18.	Concerning the Rights Agent	23

Section	19.	Merger or Consolidation or Change of Name of Rights Agent	24

Section	20.	Rights and Duties of Rights Agent	25

Section	21.	Change of Rights Agent	27

Section	22.	Issuance of New Right Certificates	28

Section	23.	Redemption	28

Section	24.	Exchange	29

Section	25.	Notice of Certain Events	31

Section	26.	Notices	31

Section	27.	Supplements and Amendments	32

Section	28.	Successors	33

Section	29.	Benefits of this Agreement	33

-i-

Table of Contents

(continued)

Section	30.	Severability	33

Section	31.	Governing Law	33

Section	32.	Counterparts	33

Section	33.	Descriptive Headings and Construction	33

Section	34.	Administration	33

Section	35.	Force Majeure	34

Section	36.	Process to Seek Exemption	34

- ii -

SECTION 382 RIGHTS AGREEMENT

This Section 382 Rights Agreement (this “Agreement”), dated as of July 6, 2020, is between LSB Industries, Inc. a Delaware corporation (the “Company”), and Computershare Trust Company, N.A., a federally chartered trust company, as rights agent (the “Rights Agent”).

The Company and certain of its Subsidiaries (as defined below) have generated certain Tax Attributes (as defined below) for United States federal income tax purposes and the Company therefore desires to avoid an “ownership change” within the meaning of Section 382 of the Code (as defined below), including for purposes of Section 383 of the Code, and to preserve the Company’s ability to utilize such Tax Attributes.

The Board of Directors of the Company (the “Board of Directors”) has authorized and declared a dividend of one preferred share purchase right (a “Right”) for each share of common stock, par value $0.10 per share, of the Company outstanding on the Close of Business on July [13], 2020 (the “Record Date”) and has authorized the issuance of one Right with respect to each additional Common Share (as defined below) issued by the Company between the Record Date and the earliest of (i) the Distribution Date, (ii) the Redemption Date, and (iii) the Final Expiration Date, and additional Common Shares that shall become outstanding after the Distribution Date as provided in Section 22 of this Agreement, each Right initially representing the right to purchase one one-thousandth of a Preferred Share, subject to adjustment, upon the terms and subject to the conditions hereof.

Accordingly, in consideration of the premises and the mutual agreements herein set forth, the parties agree as follows:

1.Definitions. For purposes of this Agreement, the following terms have the meanings indicated:

1.1“Acquiring Person” means any Person (other than an Exempt Person) who or which, together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of 4.9% or more of the Common Shares then outstanding, but shall not include (i) the Company, (ii) any Subsidiary of the Company, (iii) any employee benefit plan of the Company or of any Subsidiary of the Company, (iv) any entity holding Common Shares for or pursuant to the terms of any such employee benefit plan or (v) any Person who or which, together with all Affiliates and Associates of such Person, at the time of the first public announcement of this Agreement, is a Beneficial Owner of 4.9% or more of the Common Shares then outstanding (a “Grandfathered Stockholder”); provided, that if a Grandfathered Stockholder becomes, after such time, the Beneficial Owner (other than pursuant to the vesting or exercise of any equity awards issued to a member of the Board of Directors or pursuant to additional grants of any such equity awards to a member of the Board of Directors) of any additional Common Shares (regardless of whether, thereafter or as a result thereof, there is an increase, decrease or no change in the percentage of Common Shares then outstanding Beneficially Owned by such Grandfathered Stockholder) then such Grandfathered Stockholder shall be deemed to be an Acquiring Person unless, upon such acquisition of Beneficial Ownership of additional Common Shares, such Person is not the Beneficial Owner of 4.9% or more of the Common Shares then outstanding; provided, further, that upon the first decrease of a Grandfathered Stockholder’s Beneficial Ownership below 4.9%, such Grandfathered Stockholder shall no longer be deemed to be a

Grandfathered Stockholder and this clause (v) shall have no further force or effect with respect to such Person. For the avoidance of doubt, in the event that after the time of the first public announcement of this Agreement, any agreement, arrangement or understanding pursuant to which any Grandfathered Stockholder is deemed to be the Beneficial Owner of Common Shares expires, is settled in whole or in part, terminates or no longer confers any benefit to or imposes any obligation on the Grandfathered Stockholder, any direct or indirect replacement, extension or substitution of such agreement, arrangement or understanding with respect to the same or different Common Shares that confers Beneficial Ownership of Common Shares shall be considered the acquisition of Beneficial Ownership of additional Common Shares by the Grandfathered Stockholder and render such Grandfathered Stockholder an Acquiring Person for purposes of this Agreement unless, upon such acquisition of Beneficial Ownership of additional Common Shares, such person is not the Beneficial Owner of 4.9% or more of the Common Shares then outstanding.

Notwithstanding the foregoing, no Person shall become an Acquiring Person as the result of an acquisition or redemption of Common Shares by the Company which, by reducing the number of shares outstanding, increases the proportionate number of shares Beneficially Owned by such Person to 4.9% (or such other percentage as would otherwise result in such Person becoming an Acquiring Person) or more of the Common Shares then outstanding; provided, that if a Person would, but for the provisions of this paragraph, become an Acquiring Person by reason of an acquisition or redemption of Common Shares by the Company and shall, after such share purchases by the Company, become the Beneficial Owner of any additional Common Shares at any time such that the Person is or thereby becomes the Beneficial Owner of 4.9% (or such other percentage as would otherwise result in such Person becoming an Acquiring Person) or more of the Common Shares then outstanding (other than Common Shares acquired solely as a result of corporate action of the Company not caused, directly or indirectly, by such Person), then such Person shall be deemed to be an Acquiring Person.

Notwithstanding the foregoing, if the Board of Directors, with the concurrence of a majority of the members of the Board of Directors who are not, and are not representatives, nominees, Affiliates or Associates of, such Person or an Acquiring Person, determines in good faith that a Person that would otherwise be an Acquiring Person has become such inadvertently (including because (i) such Person was unaware that it beneficially owned a percentage of Common Shares that would otherwise cause such Person to be an Acquiring Person or (ii) such Person was aware of the extent of its Beneficial Ownership of Common Shares but had no actual knowledge of the consequences of such Beneficial Ownership under this Agreement) and without any intention of changing, obtaining or influencing control of the Company, and such Person divests as promptly as practicable a sufficient number of Common Shares so that such Person would no longer be an Acquiring Person, then such Person shall not be deemed to have become an Acquiring Person.  Notwithstanding the foregoing, if a bona fide swaps dealer who would otherwise be an Acquiring Person has become so as a result of its actions in the ordinary course of its business that the Board of Directors determines, in its sole discretion, were taken without the intent or effect of evading or assisting any other Person to evade the purposes and intent of this Agreement, or otherwise seeking to control or influence the management or policies of the Company, then, and unless and until the Board of Directors shall otherwise determine, such Person shall not be deemed to be an Acquiring Person.

Notwithstanding the foregoing, no Person shall become an Acquiring Person solely as a result of an Exempt Transaction.

Notwithstanding the foregoing, no regulated investment company under Section 851 of the Code shall be deemed to be an Acquiring Person, unless the Board of Directors determines, in its reasonable discretion, that such regulated investment company is deemed to Beneficially Own more than 4.9% or more of the Common Shares then outstanding under the applicable standards of Treasury Regulation 1.382-3(a). In determining whether any regulated investment company is an Acquiring Person, the filing of a statement under Section 13 of the Exchange Act with respect to such regulated investment company shall not be deemed to establish that such regulated investment company has acquired Beneficial Ownership of 4.9% or more of the Common Shares then outstanding; provided, that the Board of Directors shall be entitled to rely upon any such filing unless such regulated investment company provides information and diligence that permits the Board of Directors to conclude, in its reasonable discretion, that such regulated investment company has not acquired Beneficial Ownership of 4.9% or more of the Common Shares then outstanding pursuant to the standards of Treasury Regulation 1.382-3.

Notwithstanding the definition of Acquiring Person under this Agreement, the Board of Directors may also determine that any Person is an Acquiring Person under this Agreement if such Person becomes the Beneficial Owner of 4.9% (by value) or more of the Common Shares then outstanding (as the term “stock” is defined in Treasury Regulations Sections 1.382-2(a)(3) and 1.382-2T(f)(18)).

1.2 “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b‑2 promulgated under the Exchange Act, as in effect on the date of this Agreement.

1.3A Person shall be deemed the “Beneficial Owner” of and shall be deemed to “Beneficially Own,” or have “Beneficial Ownership” of, any securities:

1.3.1which such Person actually owns (directly or indirectly) or would be deemed to actually or constructively own pursuant to Section 382 of the Code and the Treasury Regulations promulgated thereunder (including any coordinated acquisition of securities by any Persons who have a formal or informal understanding with respect to such acquisition (to the extent that ownership of such securities would be attributed to such Persons under Section 382 of the Code and the Treasury Regulations promulgated thereunder));

1.3.2which such Person or any of such Person’s Affiliates or Associates beneficially owns, directly or indirectly, within the meaning of Rules 13d-3 or 13d-5 promulgated under the Exchange Act, as in effect on the date of this Agreement;

1.3.3which such Person or any of such Person’s Affiliates or Associates has (i) the right or ability to vote, cause to be voted or control or direct the voting of pursuant to any agreement, arrangement or understanding, whether or not in writing; provided, that a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own, any security if the agreement, arrangement or understanding to vote such security (A) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations promulgated under the Exchange Act and (B) is not also then reportable on a statement on Schedule 13D under the Exchange Act (or any comparable or successor report) or (ii) the right or the obligation to become the Beneficial Owner (whether such right is exercisable or such obligation is required to be performed immediately or only after the passage of time, the occurrence of conditions, the satisfaction of regulatory requirements or otherwise) pursuant to any agreement, arrangement or understanding, whether or not in writing (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), written or otherwise, or upon the exercise of conversion rights, exchange rights, rights (other than the Rights), warrants or options, or otherwise, through conversion of a security, pursuant to the power to revoke a trust, discretionary account or similar arrangement, pursuant to the power to terminate a repurchase or similar so-called “stock-borrowing” agreement or arrangement, or pursuant to the automatic termination of a trust, discretionary account or similar arrangement; provided, that a Person shall not be deemed to be the Beneficial Owner of, or to Beneficially Own, (x) securities tendered pursuant to a tender or exchange offer made pursuant to, and in accordance with, the applicable rules and regulations promulgated under the Exchange Act until such tendered securities are accepted for purchase or exchange or (y) any shares of the Company’s Preferred Stock or Class C Preferred Stock (other than the Preferred Shares);

1.3.4which are Beneficially Owned (within the meaning of the preceding subsections of this Section 1.3), directly or indirectly, by any other Person with which such Person or any of such Person’s Affiliates or Associates has any agreement, arrangement or understanding, whether or not in writing, for the purpose of acquiring, holding, voting or disposing of any securities of the Company or cooperating in obtaining, changing, or influencing control of the Company; or

1.3.5which are the subject of, or the reference securities for, or that underlie, any Derivative Position of such Person or any of such Person’s Affiliates or Associates, with the number of Common Shares deemed Beneficially Owned in respect of a Derivative Position being the notional or other number of Common Shares in respect of such Derivative Position (without regard to any short or similar position) that is specified in (i) one or more filings with the Securities and Exchange Commission by such Person or any of such Person’s Affiliates or Associates or (ii) the documentation evidencing such Derivative Position as the basis upon which the value or settlement amount of such Derivative Position, or the opportunity of the holder of such Derivative Position to profit or share in any profit, is to be calculated in whole or in part (whichever of (i) or (ii) is greater), or if no such number of Common Shares is specified in such filings or documentation (or such documentation is not available to the Board of Directors), as determined by the Board of Directors in its reasonable discretion.

Notwithstanding anything in this definition of Beneficial Owner to the contrary, the phrase “then outstanding,” when used with reference to a Person’s Beneficial Ownership of securities of the Company, means the number of such securities then issued and outstanding together with the number of such securities not then actually issued and outstanding which such Person would be deemed to Beneficially Own hereunder.

1.4 “Business Day” means any day other than a Saturday, a Sunday or a day on which banking institutions in the state of New York are authorized or obligated by law or executive order to close.

1.5 “Close of Business” on any given date means 5:00 p.m., New York time, on such date; provided, that if such date is not a Business Day, it means 5:00 p.m., New York time, on the next succeeding Business Day.

1.6“Code” means the Internal Revenue Code of 1986, as amended.

1.7“Common Shares” means the shares of common stock, par value $0.10 per share, of the Company. “Common Shares,” when used with reference to any Person other than the Company, means the capital stock (or equity interest) with the greatest voting power of such other Person or, if such other Person is a Subsidiary of another Person, the Person or Persons which ultimately control such first-mentioned Person.

1.8“Common Stock Equivalents” has the meaning set forth in Section 11.1.3(ii)(C).

1.9“Current Per Share Market Price” has the meaning set forth in Section 11.4.1.

1.10“Current Value” has the meaning set forth in Section 11.1.3(i)(A).

1.11“Derivative” has the meaning set forth in Section 1.12.

1.12“Derivative Position” shall mean any option, warrant, convertible security, stock appreciation right, or other security, contract right or derivative position or similar right (including any “swap” transaction with respect to any security, other than a broad based market basket or index) (any of the foregoing, a “Derivative”), whether or not presently exercisable, that (i) has an exercise or conversion privilege or a settlement payment or mechanism at a price related to the value of the Common Shares or a value determined in whole or in part with reference to, or derived in whole or in part from, the value of the Common Shares and that increases in value as the market price or value of the Common Shares increases or that provides an opportunity, directly or indirectly, to profit or share in any profit derived from any increase in the value of the Common Shares and (ii) is capable of being settled, in whole or in part, through delivery of cash or Common Shares (whether on a required or optional basis, and whether such settlement may occur immediately or only after the passage of time, the occurrence of conditions, the satisfaction of regulatory requirements or otherwise), in each case regardless of whether (A) it conveys any voting rights in such Common Shares to any Person or (B) any Person (including the holder of such Derivative Position) may have entered into other transactions that hedge its economic effect.

1.13“Distribution Date” has the meaning set forth in Section 3.1.

1.14“Earning Power” has the meaning set forth in Section 13.3.

1.15“Equivalent Preferred Shares” has the meaning set forth in Section 11.2.

1.16 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

1.17“Exchange Property” has the meaning set forth in Section 24.6.

1.18“Exchange Ratio” has the meaning set forth in Section 24.1.

1.19“Exchange Recipients” has the meaning set forth in Section 24.6.

1.20“Exempt Person” means any Person that the Board of Directors determines is exempt from this Agreement, which determination shall be made in the sole and absolute discretion of the Board of Directors; provided, that no Person shall qualify as an Exempt Person unless such determination is made prior to such time as any Person becomes an Acquiring Person; provided, further, that any Person will cease to be an Exempt Person if the Board of Directors makes a contrary determination with respect to such Person regardless of the reason therefor.

1.21“Exempt Transaction” means any transaction that the Board of Directors determines is exempt from this Agreement, which determination shall be made in the sole and absolute discretion of the Board of Directors; provided, no transaction shall qualify as an Exempt Transaction unless such determination is made prior to such time as any Person becomes an Acquiring Person.

1.22“Exemption Request” has the meaning set forth in Section 36.

1.23“Final Expiration Date” means the earliest to occur of (i) the Close of Business on the day following the certification of the voting results of the Company’s 2021 annual meeting of stockholders, if at such stockholder meeting a proposal to approve this Agreement has not been passed by the affirmative vote of the majority of the votes cast at the 2021 annual meeting of stockholders or any other meeting of stockholders of the Company duly held prior to such meeting, (ii) the date on which the Board of Directors determines in its sole discretion that (x) this Agreement is no longer necessary for the preservation of material valuable Tax Attributes or (y) the Tax Attributes have been fully utilized and may no longer be carried forward and (iii) the Close of Business on July [2], 2023.

1.24“Grandfathered Stockholder” has the meaning set forth in Section 1.1.

1.25“NYSE” means the New York Stock Exchange.

1.26“Person” means any individual, firm, corporation, partnership, limited partnership, limited liability partnership, business trust, limited liability company, unincorporated association or other entity, and shall include any successor (by merger or otherwise) of such entity.

1.27“Preferred Shares” means shares of Series [G] Class C Preferred Stock, no par value, of the Company having such rights and preferences as are set forth in the form of Certificate of Designations set forth as Exhibit A hereto, as the same may be amended from time to time.

1.28“Purchase Price” has the meaning set forth in Section 7.2.

1.29“Redemption Date” has the meaning set forth in Section 23.2.

1.30“Redemption Price” has the meaning set forth in Section 23.1.

1.31“Requesting Person” has the meaning set forth in Section 36.

1.32“Right Certificate” means a certificate evidencing a Right substantially in the form of Exhibit B hereto.

1.33“Spread” has the meaning set forth in Section 11.1.3(i).

1.34“Stock Acquisition Date” means the earliest of the date of (i) the public announcement by the Company or an Acquiring Person that an Acquiring Person has become such (which, for purposes of this definition, shall include a statement on Schedule 13D filed pursuant to the Exchange Act) and (ii) the public disclosure of facts by the Company or an Acquiring Person that reveals the existence of an Acquiring Person or indicating that an Acquiring Person has become an Acquiring Person.

1.35“Subsidiary” of any Person means any Person of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by such Person.

1.36“Summary of Rights” means the Summary of Rights to Purchase Preferred Shares substantially in the form of Exhibit C hereto.

1.37“Tax Attributes” means any net operating loss carryovers, capital loss carryovers, general business credit carryovers, Section 163(j) deferred interest carryovers, alternative minimum tax credit carryovers and foreign tax credit carryovers, as well as any loss or deduction (whether actual or prospective) attributable to a “net unrealized built-in loss” within the meaning of Section 382 of the Code and the Treasury Regulations promulgated thereunder, of the Company or any of its Subsidiaries.

1.38“Trading Day” means a day on which the principal national securities exchange on which a security is listed or admitted to trading is open for the transaction of business or, if a security is not listed or admitted to trading on any national securities exchange, a Business Day.

1.39“Treasury Regulations” means final, temporary and proposed regulation of the Department of Treasury under the Code and any successor regulation, including any amendments thereto.

1.40“Trust” has the meaning set forth in Section 24.6.

2.Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as rights agent for the Company in accordance with the express terms and conditions hereof (and no implied terms or conditions), and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-rights agents as it may deem necessary or desirable, upon ten days’ prior written notice to the Rights Agent.  The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omissions of any such co-rights agent. In the event that the Company appoints one or more co-rights agents, the respective duties of the Rights Agent and any co-rights agent shall be as the Company shall reasonably determine, provided that such duties and determination are consistent with the terms and provisions of this Agreement and that contemporaneously with such appointment, if any, the Company shall notify the Rights Agent in writing thereof.

3.Issue of Right Certificates.

3.1Until the earlier of (i) the Close of Business on the tenth day after the Stock Acquisition Date (or, in the event that the Board of Directors determines on or before such tenth day to effect an exchange in accordance with Section 24 and determines that a later date is advisable, such later date) and (ii) the Close of Business on the tenth Business Day (or such later date as may be determined by action of the Board of Directors prior to such time as any Person becomes an Acquiring Person) after the date of the commencement by any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, any entity holding Common Shares for or pursuant to the terms of any such benefit plan or any Exempt Person) of a tender or exchange offer the consummation of which would result in any Person becoming an Acquiring Person (such date being herein referred to as the “Distribution Date”) (provided, that if such tender or exchange offer is terminated prior to the occurrence of a Distribution Date, then no Distribution Date shall occur as a result of such tender or exchange offer), (A) the Rights will be evidenced by the certificates (or other evidence of book-entry or other uncertificated ownership) for Common Shares registered in the names of the holders thereof (which shall also be deemed to be Right Certificates) and not by separate Right Certificates (provided, that each certificate (or other evidence of book-entry or other uncertificated ownership) representing Common Shares outstanding as of the Close of Business on the Record Date evidencing the Rights shall be deemed to incorporate by reference the terms of this Agreement, as amended from time to time), and (B) the right to receive Right Certificates will be transferable only in connection with the transfer of Common Shares. As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign, and the Company will send or cause to be sent (and the Rights Agent will, if requested, at the expense of the Company and upon receipt of all relevant information, send) by first-class, postage-prepaid mail, to each record holder of Common Shares as of the Distribution Date (other than any Acquiring Person or any Associate or Affiliate of any Acquiring Person), at the address of such holder shown on the records of the Company, a Right Certificate, substantially in the form of Exhibit B hereto, evidencing one Right for each Common Share so held, subject to adjustment as provided herein; provided, that the Rights may instead be recorded in book-entry or other uncertificated form, in which case such book-entries or other evidence of ownership shall be deemed to be Right Certificates for all purposes of this Agreement; provided, further, that all procedures relating to actions to be taken or information to be provided with respect to such Rights recorded in book-entry or other uncertificated forms, and all requirements with respect to the form of any Right Certificate set forth in this Agreement, may be modified as necessary or appropriate to reflect book-entry or other uncertificated ownership. As of the Distribution Date, the Rights will be evidenced solely by such Right Certificates.

3.2As soon as practicable after the Record Date, the Company will make available a copy of the Summary of Rights to any holder of Rights who may request it prior to the Final Expiration Date. The Company shall provide the Rights Agent with written notice of the occurrence of the Final Expiration Date and the Rights Agent shall not be deemed to have knowledge of the occurrence of the Final Expiration Date, unless and until it shall have received such written notice.

3.3Certificates for Common Shares which become outstanding (including reacquired Common Shares referred to in the last sentence of this Section 3.3) after the Record Date but prior to the earliest of (i) the Distribution Date, (ii) the Redemption Date, and (iii) the Final Expiration Date shall have impressed on, printed on, written on or otherwise affixed to them a legend in substantially the following form:

This certificate also evidences and entitles the holder hereof to certain Rights (as defined in the Rights Agreement) as set forth in a Section 382 Rights Agreement between LSB Industries, Inc. and Computershare Trust Company, N.A., as Rights Agent (or any successor rights agent), dated as of July [2], 2020, as it may from time to time be amended or supplemented pursuant to its terms (the “Rights Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of LSB Industries, Inc. and the office or offices of Computershare Trust Company, N.A. designated for such purpose. The Rights are not exercisable prior to the occurrence of certain events specified in the Rights Agreement. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced separately and will no longer be evidenced by this certificate. LSB Industries, Inc. will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances, Rights that are or were acquired or Beneficially Owned by an Acquiring Person (or an Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement)), including such Rights held by a subsequent holder, may become null and void.

Notwithstanding this Section 3.3, the omission of a legend shall not affect the enforceability of any part of this Agreement or the rights of any holder of the Rights. If the Company purchases or acquires any Common Shares after the Record Date but prior to the Distribution Date, any Rights associated with such Common Shares shall be deemed canceled and retired so that the Company shall not be entitled to exercise any Rights associated with the Common Shares which are no longer outstanding. Rights shall be issued in respect of all Common Shares issued or disposed of (including upon issuance or reissuance of Common Shares out of authorized but unissued shares) after the Record Date but prior to the earliest of the Distribution Date, the Redemption Date, and the Final Expiration Date, or in certain circumstances provided in Section 22 hereof, after the Distribution Date.

4.Form of Right Certificates. Right Certificates (and the forms of election to purchase Preferred Shares and of assignment to be printed on the reverse thereof) shall be substantially the same as Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement (but which do not affect the rights, duties, liabilities or responsibilities of the Rights Agent), or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to usage. Subject to the other provisions of this Agreement, the Right Certificates shall entitle the holders thereof to purchase such number of one one-thousandths of a Preferred Share as shall be set forth therein at the Purchase Price, but the amount and type of securities purchasable upon exercise and the Purchase Price shall be subject to adjustment as provided herein.

5.Countersignature and Registration. Right Certificates shall be duly executed on behalf of the Company by its Chairman of the Board of Directors, its Chief Executive Officer, its President or any of its Vice Presidents, either manually or by facsimile signature, and shall be attested by the Secretary, any Assistant Secretary, the Treasurer or any Assistant Treasurer of the Company, either manually or by facsimile signature or by other customary means of electronic transmission. Upon written request by the Company, the Right Certificates shall be countersigned by the Rights Agent, either manually or by facsimile signature or by other customary means of electronic transmission, by an authorized signatory of the Rights Agent, but it shall not be necessary for the same signatory to countersign all of the Right Certificates hereunder. No Right Certificate shall be valid for any purpose unless so countersigned, either manually or by facsimile or by other customary means of electronic transmission. If any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates nevertheless may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the Person that signed such Right Certificates had not ceased to be such officer of the Company. Any Right Certificate may be signed on behalf of the Company by any Person that, at the actual date of the execution of such Right Certificate, is a proper officer of the Company to sign such Right Certificate, even if at the date of the execution of this Agreement such Person was not such an officer.

Following the Distribution Date, and receipt by the Rights Agent of written notice to that effect and all other relevant information referred to in this Agreement, the Rights Agent will keep or cause to be kept, at its office or offices designated for such purpose, books for registration of the transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates, and the date of each of the Right Certificates.

6.Transfer, Split-up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates.

6.1Subject to the provisions of Section 14, at any time after the Distribution Date, and prior to the earlier of the Redemption Date and the Final Expiration Date, any Right Certificate (other than a Right Certificate representing Rights that have become null and void pursuant to Section 11.1.2 or that have been exchanged pursuant to Section 24) may be transferred, split up, combined or exchanged for another Right Certificate, entitling the registered holder to purchase a like number of Preferred Shares as the Right Certificate surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Right Certificate shall make such request in writing delivered to the Rights Agent, and shall surrender (together with any required form of assignment and certificate duly executed and properly completed) the Right Certificate to be transferred, split up, combined or exchanged at the office or offices of the Rights Agent designated for such purpose, accompanied by a signature guarantee and such other documentation as the Rights Agent may reasonably request. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Right Certificate until the registered holder shall have properly completed and duly executed the certificate contained in the form of assignment on the reverse side of such Right Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) of the Rights represented by such Right Certificate or the Affiliates or Associates thereof, or of any other Person with which such Beneficial Owner or any of such Beneficial Owner’s Affiliates or Associates has any agreement, arrangement or understanding (whether or not in writing) for the purpose of acquiring, holding, voting or disposing of any securities of the Company, as the Company or the Rights Agent shall reasonably request. Thereupon, the Rights Agent shall countersign and deliver to the Person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested. The Company or the Rights Agent may require payment from the holders of the Right Certificates of a sum sufficient for any tax or governmental charge that may be imposed in connection with any transfer, split-up, combination or exchange of Right Certificates. The Rights Agent shall not have any duty or obligation to take any action under any section of this Agreement that requires the payment of taxes and/or charges unless and until it is satisfied that all such payments have been made.

6.2Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate (other than any Right Certificate representing Rights that have become null and void pursuant to Section 11.1.2, that have been redeemed pursuant to Section 23 or that have been exchanged pursuant to Section 24), the identity of the Beneficial Owner (or former Beneficial Owner) of the Rights represented by such Right Certificate or the Affiliates or Associates thereof, or of any other Person with which such Beneficial Owner or any of such Beneficial Owner’s Affiliates or Associates has any agreement, arrangement or understanding (whether or not in writing) for the purpose of acquiring, holding, voting or disposing of any securities of the Company, as the Company or the Rights Agent shall request (including a signature guarantee and such other documentation as the Rights Agent may reasonably request) and, in case of loss, theft or destruction, of indemnity or security satisfactory to them, and, at the Company’s or the Rights Agent’s request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and, in case of mutilation, upon surrender to the Rights Agent and cancellation of the Right Certificate, the Company will make and deliver a new Right Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered holder in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

7.Exercise of Rights; Purchase Price; Expiration Date of Rights.

7.1The registered holder of any Right Certificate (other than a holder whose Rights have become void pursuant to Section 11.1.2, have been redeemed pursuant to Section 23 or have been exchanged pursuant to Section 24) may exercise the Rights evidenced thereby in whole or in part at any time after the Distribution Date upon surrender of the Right Certificate, with the appropriate form of election to purchase on the reverse side thereof properly completed and duly executed, to the Rights Agent at the offices of the Rights Agent designated for such purpose, accompanied by a signature guarantee and such other documentation as the Rights Agent may reasonably request, together with payment of the Purchase Price multiplied by the number of one one-thousandths of a Preferred Share for which a Right that is exercised is then exercisable and an amount equal to any applicable transfer tax or charges required to be paid pursuant to Section 9, prior to the earliest of (i) the Final Expiration Date, (ii) the time at which the Rights are redeemed pursuant to Section 23, and (iii) the time at which the Rights are exchanged pursuant to Section 24.

7.2The purchase price to be paid upon the exercise of each Right to purchase one one-thousandth of a Preferred Share represented by a Right shall initially be $[10.00] (the “Purchase Price”) and shall be payable in lawful money of the United States of America in accordance with Section 7.3. Each Right shall initially entitle the holder to acquire one one-thousandth of a Preferred Share upon exercise of the Right. The Purchase Price and the number of Preferred Shares or other securities for which a Right is exercisable shall be subject to adjustment from time to time as provided in Sections 11 and 13.

7.3Upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase and certificate properly completed and duly executed, accompanied by payment of the Purchase Price for the number of Rights exercised and an amount equal to any applicable transfer tax required to be paid by the holder of such Right Certificate in accordance with Section 9 by cash, certified check, cashier’s check or money order payable to the order of the Company, the Rights Agent shall thereupon promptly: (i)(A) requisition from any transfer agent of the Preferred Shares (or from the Company if there shall be no such transfer agent, or make available, if the Rights Agent is the transfer agent) certificates for the number of Preferred Shares to be purchased, and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) requisition from any depositary agent for the Preferred Shares depositary receipts representing such number of Preferred Shares as are to be purchased (in which case certificates for the Preferred Shares represented by such receipts shall be deposited by the transfer agent with the depositary agent), and the Company hereby directs any such depositary agent to comply with such request; (ii) when necessary to comply with this Agreement, requisition from the Company the amount of cash to be paid in lieu of issuance of fractional Preferred Shares in accordance with Section 14 or Section 24; (iii) after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated in writing by such holder; and (iv) when necessary to comply with this Agreement, after receipt, deliver such cash to or upon the order of the registered holder of such Right Certificate. In the event that the Company is obligated to issue other securities of the Company, pay cash and/or distribute other property pursuant to this Agreement, the Company will make all arrangements necessary so that such other securities, cash and/or other property are available for distribution by the Rights Agent, if and when necessary to comply with this Agreement, and until so received, the Rights Agent shall have no duties or obligations with respect to such securities, cash and/or other assets.

7.4If the registered holder of any Right Certificate shall exercise less than all the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to the registered holder of such Right Certificate or to such holder’s duly authorized assigns, subject to the provisions of Section 14.

7.5Notwithstanding anything in this Agreement or the Right Certificate to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder of Rights or other securities of the Company upon the occurrence of any purported transfer or exercise as set forth in this Section 7 unless such registered holder shall have (i) properly completed and duly executed the certificate contained in the appropriate form of election to purchase set forth on the reverse side of the Right Certificate surrendered for such exercise and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof, as the Company and the Rights Agent shall reasonably request.

8.Cancellation and Destruction of Right Certificates. All Right Certificates surrendered for the purpose of exercise, transfer, split-up, combination or exchange shall, if surrendered to the Company or to any of its agents (other than the Rights Agent), be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. At the expense of the Company, the Rights Agent shall deliver all canceled Right Certificates which have been canceled by the Rights Agent to the Company, or shall, at the written request of the Company, destroy such canceled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

9.Status and Availability of Preferred Shares.

9.1The Company covenants and agrees that it will cause to be reserved and kept available, out of its authorized and unissued Preferred Shares or any Preferred Shares held in its treasury, the number of Preferred Shares that will be sufficient to permit the exercise in full of all outstanding Rights in accordance with Section 7.

9.2The Company covenants and agrees that it will take all such action as may be necessary to ensure that all Preferred Shares delivered upon exercise of Rights shall, at the time of delivery of the certificates (or entry in the book-entry account system of the Company) for such Preferred Shares (subject to payment of the Purchase Price and compliance with all other applicable provisions of this Agreement), be duly and validly authorized and issued and fully paid and non-assessable shares.

9.3The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Right Certificates or of any Preferred Shares upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Right Certificates to a Person other than, or the issuance or delivery of certificates or depositary receipts for the Preferred Shares in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise, and shall not be required to issue or to deliver any certificates or depositary receipts for Preferred Shares upon the exercise of any Rights until any such tax or charge shall have been paid (any such tax or charge being payable by the holder of such Right Certificate at the time of surrender) or until it has been established to the Company’s and the Rights Agent’s reasonable satisfaction that no such tax is due.

10.Preferred Shares Record Date. Each Person in whose name any certificate (or entry in the book-entry account system of the Company) for Preferred Shares is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Preferred Shares represented thereby on, and such certificate or book-entry shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the

Purchase Price (and any applicable transfer taxes) was made; provided, that, if the date of such surrender and payment is a date upon which the Preferred Shares transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Shares transfer books of the Company are open.  Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate shall not be entitled to any rights of a holder of Preferred Shares for which the Rights shall be exercisable, including the right to vote, to receive dividends or other distributions, or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

11.Adjustment of Purchase Price, Number of Shares or Number of Rights.

11.1General.

11.1.1In the event that the Company shall at any time after the date of this Agreement (i) declare a dividend on the Preferred Shares payable in Preferred Shares, (ii) subdivide the outstanding Preferred Shares, (iii) combine the outstanding Preferred Shares into a smaller number of Preferred Shares or (iv) issue any shares of its capital stock in a reclassification of the Preferred Shares (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving Person), except as otherwise provided in this Section 11.1, the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of capital stock issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date, the holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification; provided, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the Preferred Shares issuable upon exercise of one Right.  If an event occurs that would require an adjustment under both this Section 11.1.1 and Section 11.1.2 hereof, the adjustment provided for in this Section 11.1.1 shall be in addition to, and shall be made prior to, the adjustment required pursuant to Section 11.1.2 hereof.

11.1.2Subject to the second paragraph of this Section 11.1.2 and to Section 24, from and after the Stock Acquisition Date, each holder of a Right shall have a right to receive, upon exercise of each Right at a price equal to the then current Purchase Price multiplied by the number of one one-thousandths of a Preferred Share for which a Right is then exercisable, in accordance with the terms of this Agreement and in lieu of Preferred Shares, such number of Common Shares as shall equal the result obtained by dividing (A) the product of (x) the current Purchase Price and (y) the number of one one-thousandths of a Preferred Share for which a Right is then exercisable by (B) 50% of the then Current Per Share Market Price of the Company’s Common Shares (determined pursuant to Section 11.4) on the Stock Acquisition Date.

From and after the Stock Acquisition Date, any Rights that are or were acquired or Beneficially Owned by (i) an Acquiring Person (or any Associate or Affiliate of such Acquiring Person), (ii) a transferee of any Acquiring Person (or of any such Associate or Affiliate) who becomes such a transferee after the Acquiring Person becomes an Acquiring Person or (iii) a transferee of an

Acquiring Person (or of any such Associate or Affiliate) who becomes such a transferee prior to or concurrently with the Acquiring Person becoming an Acquiring Person and who receives such Rights (A) with actual knowledge that the transferor is or was an Acquiring Person or (B) pursuant to either (x) a transfer (whether or not for consideration) from the Acquiring Person (or any such Associate or Affiliate) to holders of equity interests in such Acquiring Person (or any such Associate or Affiliate) or to any Person with whom the Acquiring Person (or such Associate or Affiliate) has any continuing agreement, arrangement, understanding or relationship (whether or not in writing) regarding the transferred Rights or (y) a transfer which the Board of Directors has determined is part of a plan, arrangement or understanding (whether or not in writing) which has as a primary purpose or effect of the avoidance of this Section 11.1.2, (each such Person described in (i)-(iii) above, an “Excluded Person”) shall, in each such case, be null and void, and any holder of such Rights (whether or not such holder is an Acquiring Person or an Associate or Affiliate of an Acquiring Person) shall thereafter have no right to exercise such Rights under any provision of this Agreement.  No Right Certificates shall be issued pursuant to Sections 3, 6, 7.4 or 11 or otherwise hereof that represents Rights that are or have become null and void pursuant to the provisions of this paragraph and any Right Certificate delivered to the Rights Agent that represents Rights that are or have become null and void pursuant to the provisions of this paragraph shall, upon receipt of written notice directing it to do so, be canceled by the Rights Agent.

11.1.3If there are not sufficient authorized but unissued Common Shares to permit the exercise in full of the Rights in accordance with Section 11.1.2 or the exchange of the Rights in accordance with Section 24, or should the Board of Directors so elect, the Company may with respect to such deficiency, (i) determine the excess (the “Spread”) of (A) the value of the Common Shares issuable upon the exercise of a Right as provided in Section 11.1.2 (the “Current Value”) over (B) the Purchase Price, and (ii) with respect to each Right, make adequate provision to substitute for such Common Shares, upon payment of the applicable Purchase Price, any one or more of the following having an aggregate value determined by the Board of Directors to be equal to the Current Value: (A) cash, (B) a reduction in the Purchase Price, (C) Common Shares or other equity securities of the Company (including shares, or units of shares, of preferred stock which the Board of Directors has determined to have the same value as Common Shares (“Common Stock Equivalents”)), (D) debt securities of the Company or (E) other assets, property or instruments. The Company shall provide the Rights Agent with prompt reasonably detailed written notice of any final determination under the previous sentence.

If the Board of Directors shall determine in good faith that additional Common Shares should be authorized for issuance upon exercise in full of the Rights, the Company may suspend the exercisability of the Rights in order to seek any authorization of additional shares, decide the appropriate form of distribution to be made and determine the value thereof. If the exercisability of the Rights is suspended pursuant to this Section 11.1.3, the Company shall make a public announcement, and shall promptly deliver to the Rights Agent a statement, stating that the exercisability of the Rights has been temporarily suspended. When the suspension is no longer in effect, the Company shall make another public announcement, and promptly deliver to the Rights Agent a statement, so stating. For purposes of this Section 11.1.3, the value of the Common Shares shall be the Current Per Share Market Price of the Common Shares (as determined pursuant to Section 11.4.1) as of the Stock Acquisition Date, and the value of any Common Stock Equivalent shall be deemed to have the same value as the Common Shares on such date.

11.2If the Company fixes a record date for the issuance of rights, options or warrants to all holders of Preferred Shares entitling them (for a period expiring within 45 days after such record date) to subscribe for or purchase Preferred Shares (or shares having the same rights, privileges and preferences as the Preferred Shares (“Equivalent Preferred Shares”)) or securities convertible into Preferred Shares or Equivalent Preferred Shares at a price per Preferred Share or Equivalent Preferred Share (or having a conversion price per share, if a security convertible into Preferred Shares or Equivalent Preferred Shares) less than the then Current Per Share Market Price of the Preferred Shares (as determined pursuant to Section 11.4.2) on such record date, the Purchase Price to be in effect after such record date shall be adjusted by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, (i) the numerator of which shall be (A) the number of Preferred Shares outstanding on such record date plus (B) the number of Preferred Shares which the aggregate offering price of the total number of Preferred Shares or Equivalent Preferred Shares to be offered (or the aggregate initial conversion price of the convertible securities to be offered) would purchase at such Current Per Share Market Price and (ii) the denominator of which shall be (A) the number of Preferred Shares outstanding on such record date plus (B) the number of additional Preferred Shares or Equivalent Preferred Shares to be offered for subscription or purchase (or into which the convertible securities to be offered are initially convertible); provided, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. If such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent, which shall be conclusive for all purposes. Preferred Shares owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed. If such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price that would then be in effect if such record date had not been fixed.

11.3If the Company fixes a record date for the making of a distribution to all holders of the Preferred Shares (including any distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving Person) or evidences of indebtedness or assets (other than a regular quarterly cash dividend or a dividend payable in Preferred Shares) or subscription rights or warrants (excluding those referred to in Section 11.2), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, (i) the numerator of which shall be the then Current Per Share Market Price of the Preferred Shares on such record date, less the fair market value (as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent and which shall be conclusive for all purposes) of the portion of the assets or evidences of indebtedness to be distributed or of such subscription rights or warrants applicable to one Preferred Share and (ii) the denominator of which shall be the then Current Per Share Market Price of the Preferred Shares; provided, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the Preferred Shares to be issued upon exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed. If such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price that would then be in effect if such record date had not been fixed.

11.4Current Per Share Market Price.

11.4.1For the purpose of any computation hereunder, the “Current Per Share Market Price” of any security on any date shall be deemed to be the average of the daily closing prices per share of such security for the 30 consecutive Trading Days immediately prior to such date; provided, that if the Current Per Share Market Price of the security is determined during a period (i) following the announcement by the issuer of such security of (A) a dividend or distribution on such security payable in shares of such security or other securities convertible into such shares, or (B) any subdivision, combination or reclassification of such security, and (ii) prior to the expiration of 30 Trading Days after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the Current Per Share Market Price shall be appropriately adjusted to reflect the current market price per share equivalent of such security. The closing price for each day shall be the last sale price or, if no such sale takes place on such day, the average of the closing bid and asked prices, in either case as reported by NYSE, or, if on any such date the security is not quoted by NYSE, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the security selected by the Board of Directors. If on any such date no such market maker is making a market in the security, the fair value of the security on such date as determined in good faith by the Board of Directors shall be used.

11.4.2For the purpose of any computation hereunder, the “Current Per Share Market Price” of the Preferred Shares shall be determined in accordance with the method set forth in Section 11.4.1. If the Preferred Shares are not publicly traded, the “Current Per Share Market Price” of the Preferred Shares shall be conclusively deemed to be the Current Per Share Market Price of the Common Shares as determined pursuant to Section 11.4.1 (appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof) multiplied by one thousand.  If neither the Common Shares nor the Preferred Shares are publicly held or so listed or traded, “Current Per Share Market Price” means the fair value per share as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

11.5No adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price; provided, that any adjustments which by reason of this Section 11.5 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one one-thousandth of a Preferred Share or one one-thousandth of any other share or security as the case may be. Notwithstanding the first sentence of this Section 11.5, any adjustment required by this Section 11 shall be made no later than three years from the date of the transaction which requires such adjustment.

11.6If, as a result of an adjustment made pursuant to Section 11.1, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than Preferred Shares, the number of such other shares so receivable upon exercise of any Right shall thereafter be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Shares contained in Sections 11.1 through 11.3, inclusive, and the provisions of Sections 7, 9, 10 and 13 with respect to the Preferred Shares shall apply on like terms to any such other shares.

11.7All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of Preferred Shares purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

11.8Unless the Company exercises its election as provided in Section 11.9, upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11.2 and 11.3, each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-thousandth of a Preferred Share (calculated to the nearest one one-thousandth of a Preferred Share) obtained by (i) multiplying the number of one one-thousandth of a Preferred Share covered by a Right immediately prior to this adjustment by the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

11.9The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights in substitution for any adjustment in the number of Preferred Shares purchasable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of Preferred Shares for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one one-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement (with prompt written notice thereof to the Rights Agent) of its election to adjust the number of Rights, indicating the record date for the adjustment and, if known at the time, the amount of the adjustment to be made. The record date may be the date on which the Purchase Price is adjusted or any day thereafter but, if the Right Certificates have been distributed, shall be at least ten days after the date of the public announcement. If Right Certificates have been distributed, upon each adjustment of the number of Rights pursuant to this Section 11.9, the Company shall, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to Section 14, the additional Rights to which such holders shall be entitled as a result of such adjustment or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Right Certificates to be so distributed shall be issued, executed and countersigned in the manner provided for herein and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.

11.10Irrespective of any adjustment or change in the Purchase Price or the number of Preferred Shares issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price and the number of Preferred Shares which were expressed in the initial Right Certificates issued hereunder.

11.11Before taking any action that would cause an adjustment reducing the Purchase Price below the then par value of the Preferred Shares issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and non-assessable Preferred Shares at such adjusted Purchase Price.

11.12If this Section 11 requires that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may defer, until the occurrence of such event, issuing to the holder of any Right exercised after such record date Preferred Shares and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the Preferred Shares and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares upon the occurrence of the event requiring adjustment.

11.13Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that it in its sole discretion shall determine to be advisable in order that any (i) combination or subdivision of the Preferred Shares, (ii) issuance wholly for cash of any Preferred Shares at less than the Current Per Share Market Price, (iii) issuance wholly for cash of Preferred Shares or securities which by their terms are convertible into or exchangeable for Preferred Shares, (iv) dividends on Preferred Shares payable in Preferred Shares, or (v) issuance of any rights, options or warrants referred to in Section 11.2 made by the Company after the date of this Agreement to holders of its Preferred Shares shall not be taxable to such stockholders.

11.14If, at any time after the date of this Agreement and prior to the Distribution Date, the Company (i) declares or pays any dividend on the Common Shares payable in Common Shares or (ii) effects a subdivision, combination or consolidation of the Common Shares (by reclassification or otherwise other than by payment of dividends in Common Shares) into a greater or lesser number of Common Shares, then in any such case (A) the number of one one-thousandths of a Preferred Share purchasable after such event upon exercise of each Right shall be determined by multiplying the number of one one-thousandths of a Preferred Share so purchasable immediately prior to such event by a fraction, the numerator of which is the number of Common Shares outstanding immediately before such event and the denominator of which is the number of Common Shares outstanding immediately after such event, and (B) each Common Share outstanding immediately after such event shall have issued with respect to it that number of Rights which each Common Share outstanding immediately prior to such event had issued with respect to it. The adjustments provided for in this Section 11.14 shall be made successively whenever such a dividend is declared or paid or such a subdivision, combination or consolidation is affected.

12.Certificate of Adjustment. Whenever an adjustment or any event affecting the Rights or their exercisability (including an event that causes Rights to become null and void) occurs or is made as provided in Sections 11 and 13, the Company shall promptly (i) prepare a certificate setting forth such adjustment and a reasonably detailed statement of the facts, computation, methodology and accounting for such adjustment, (ii) promptly file with the Rights Agent and with each transfer agent for the Common Shares or the Preferred Shares a copy of such certificate, and (iii) if such adjustment occurs following a Distribution Date, mail a brief summary thereof to each holder of a Right Certificate in accordance with Section 25. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment or statement therein contained and shall not be obligated or responsible for calculating any adjustment, nor shall the Rights Agent be deemed to have knowledge of such an adjustment or any such event, unless and until it shall have received such certificate. Notwithstanding the foregoing sentence, but without limiting any of the rights or immunities of the Rights Agent, the failure of the Company to make such certification or give such notice shall not affect the validity of, or the force or effect of, the requirement for such adjustment. Any adjustment to be made pursuant to Section 11 or 13 hereof shall be effective as of the date of the event giving rise to such adjustment. The Rights Agent shall be entitled to rely on any such certificate and on any adjustment or statement therein and shall have no duty or liability with respect thereto, and shall not be deemed to have knowledge of any such adjustment or any such event unless and until it shall have received such certificate.

13.Consolidation, Merger, Sale or Transfer of Assets or Earning Power.

13.1If, at any time after a Stock Acquisition Date, (i) the Company consolidates with, or merges with and into, any other Person; (ii) any Person consolidates with the Company, or merges with and into the Company, and the Company is the continuing or surviving Person of such merger and, in connection with such merger, all or part of the Common Shares are or will be changed into or exchanged for stock or other securities of any other Person (or the Company) or cash or any other property; or (iii) the Company sells or otherwise transfers (or one or more of its Subsidiaries sell or otherwise transfer), in one or more transactions, assets or Earning Power aggregating 50% or more of the assets or Earning Power of the Company and its Subsidiaries (taken as a whole) to any other Person other than the Company or one or more of its wholly owned Subsidiaries, then proper provision shall be made so that (A) each holder of a Right (except as otherwise provided herein) shall have the right to receive, upon the exercise of each Right at a price equal to the then current Purchase Price multiplied by the number of one one-thousandths of a Preferred Share for which a Right is then exercisable, in accordance with the terms of this Agreement and in lieu of Preferred Shares, such number of Common Shares of such other Person (including the Company as successor thereto or as the surviving Person) equal to the result obtained by dividing (I) the product of (x) the then current Purchase Price and (y) the number of one one-thousandths of a Preferred Share for which a Right is then exercisable by (II) 50% of the then Current Per Share Market Price of the Common Shares of such other Person (determined pursuant to Section 11.4) on the date of consummation of such consolidation, merger, sale or transfer; (B) the issuer of such Common Shares shall thereafter be liable for, and shall assume, by virtue of such consolidation, merger, sale or transfer, all the obligations and duties of the Company pursuant to this Agreement; (C) the term “Company” shall thereafter be deemed to refer to such issuer; and (D) such issuer shall take steps (including the reservation of a sufficient number of shares of its common stock in accordance with Section 9) in connection with such consummation as may be necessary to ensure that the provisions hereof shall thereafter be applicable in relation to the common stock thereafter deliverable upon the exercise of the Rights.

13.2The Company shall not consummate any such consolidation, merger, sale or transfer unless prior thereto the Company and such issuer shall have executed and delivered to the Rights Agent a supplemental agreement providing for such issuer’s compliance with this Section 13. The Company shall not enter into any transaction of the kind referred to in this Section 13 if, at the time of such transaction, there are any rights, warrants, instruments or securities outstanding or any agreements or arrangements which, as a result of the consummation of such transaction, would eliminate or substantially diminish the benefits intended to be afforded by the Rights. The provisions of this Section 13 shall apply to successive mergers or consolidations or sales or other transfers.

13.3For purposes of this Agreement, the “Earning Power” of the Company and its Subsidiaries shall be determined in good faith by the Company’s Board of Directors on the basis of the operating earnings of each business operated by the Company and its Subsidiaries during the three fiscal years preceding the date of such determination (or, in the case of any business not operated by the Company or any Subsidiary during three full fiscal years preceding such date, during the period such business was operated by the Company or any Subsidiary).

14.Fractional Rights and Fractional Shares.

14.1The Company shall not be required to issue fractions of Rights or to distribute Right Certificates which evidence fractional Rights. In lieu of such fractional Rights, the Company may instead pay to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 14.1, the current market value of a whole Right shall be the closing price of the Rights (as determined pursuant to the second sentence of Section 11.4.1) for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable.

14.2The Company shall not be required to issue fractions of Preferred Shares (other than fractions which are integral multiples of one one-thousandth of a Preferred Share) upon exercise of the Rights, to distribute certificates which evidence fractional Preferred Shares or to register fractional Preferred Shares in the Company’s share register (other than fractions which are integral multiples of one one-thousandth of a Preferred Share). Fractions of Preferred Shares in integral multiples of one one-thousandth of a Preferred Share may, at the election of the Company, be evidenced by depositary receipts, pursuant to an agreement between the Company and a depositary selected by the Company; provided, that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as Beneficial Owners of the Preferred Shares represented by such depositary receipts. In lieu of fractional Preferred Shares that are not integral multiples of one one-thousandth of a Preferred Share, the Company shall pay to each registered holder of Right Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one Preferred Share as the fraction of one Preferred Share that such holder would otherwise receive upon the exercise of the aggregate number of rights exercised by such holder. For the purposes of this Section 14.2, the current market value of a Preferred Share shall be the closing price of a Preferred Share (pursuant to Section 11.4.1) for the Trading Day immediately prior to the date of such exercise.

14.3For purposes of this Section 14, the closing price for any day shall be the last quoted price or, if not so quoted, the average of the high bid and low asked prices as reported by NYSE, or if on any such date the Rights or Preferred Shares, as applicable, are not listed on NYSE, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights or Preferred Shares, as applicable, selected by the Board of Directors. If on any such date no such market maker is making a market in the Rights or Preferred Shares, as applicable, the fair value of the Rights or Preferred Shares, as applicable, on such date as determined in good faith by the Board of Directors shall be used.

14.4The holder of a Right by the acceptance of the Right expressly waives any right to receive fractional Rights or fractional shares upon exercise of a Right (except as provided in this Section 14).

14.5Whenever a payment for fractional Rights or fractional shares is to be made by the Rights Agent under any section of this Agreement, the Company shall (i) promptly prepare and deliver to the Rights Agent a certificate setting forth in reasonable detail the facts related to such payments and the prices and formulas utilized in calculating such payments, and (ii) provide sufficient monies to the Rights Agent in the form of fully collected funds to make such payments.  The Rights Agent shall be fully protected in relying upon such a certificate and shall have no duty with respect to, and shall not be deemed to have knowledge of, any payment for fractional Rights or fractional shares under any section of this Agreement relating to the payment of fractional Rights or fractional shares unless and until the Rights Agent shall have received such a certificate and sufficient monies.

15.Rights of Action. All rights of action in respect of this Agreement, excepting the rights of action given to the Rights Agent under Section 18, are vested in the respective registered holders of the Right Certificates. Any registered holder of any Right Certificate may, without the consent of the Rights Agent or of the holder of any other Right Certificate, on such holder’s own behalf and for such holder’s own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, such holder’s right to exercise the Rights evidenced by such Right Certificate in the manner provided in such Right Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement by the Company and will be entitled to specific performance of the obligations hereunder, and injunctive relief against actual or threatened violations of the obligations hereunder, of the Company.

16.Agreement of Right Holders. Every holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

16.1prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of the Common Shares;

16.2after the Distribution Date, the Right Certificates are transferable only on the registry books maintained by the Rights Agent if surrendered at the office or offices of the Rights Agent designated for such purpose, duly endorsed or accompanied by a proper instrument of transfer with the appropriate form of certification, properly completed and duly executed, accompanied by a signature guarantee and such other documentation as the Rights Agent may reasonably request;

16.3the Company and the Rights Agent may deem and treat the Person in whose name the Right Certificate (or, prior to the Distribution Date, the associated Common Shares certificate or, in the case of uncertificated Common Shares, by the book-entry that evidences record ownership of such Common Shares) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificates or the associated Common Shares certificate or book-entry made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary; and

16.4notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of the inability of the Company or the Rights Agent to perform any of its or their obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree, judgment or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority prohibiting or otherwise restraining performance of such obligation.

17.Right Certificate Holder Not Deemed a Stockholder. No holder, as such, of any Right Certificate shall be entitled to vote or receive dividends, or be deemed for any purpose the holder of the Preferred Shares or any other securities of the Company that may at any time be issuable on the exercise or exchange of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, to give or withhold consent to any corporate action, to receive notice of meetings or other actions affecting stockholders (except as provided in Section 25), or to receive dividends or subscription rights, or otherwise, until the Rights evidenced by such Right Certificate shall have been exercised or exchanged in accordance with the provisions hereof.

18.Concerning the Rights Agent. The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder in accordance with a fee schedule to be mutually agreed upon, and, from time to time, on demand of the Rights Agent, to reimburse the Rights Agent for all of its reasonable expenses and counsel fees and other disbursements incurred in the preparation, delivery, negotiation, administration, execution and amendment, of this Agreement and the exercise and performance of its duties hereunder. The Company also covenants and agrees to indemnify the Rights Agent for, and to hold it harmless against, any and all loss, liability, damage, judgment, fine, penalty, claim, demand, settlement, cost or expense (including the reasonable fees and expenses of legal counsel) that may be paid, incurred or suffered by it, or which it may become subject, without gross negligence, bad faith or willful misconduct on the part of the Rights Agent (which gross negligence, bad faith, or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction), for any action taken, suffered or omitted to be taken by the Rights Agent in connection with the execution, acceptance and, administration of, exercise and performance of its duties under this Agreement, including the costs and expenses of defending against any claim or liability arising therefrom or in connection therewith, directly or indirectly.  The provisions under this Section 18 and Section 20 below shall survive the expiration of the Rights and the termination of this Agreement and the resignation, replacement or removal of the Rights Agent.  The reasonable costs and expenses incurred in enforcing this right of indemnification shall be paid by the Company.

The Rights Agent shall be fully authorized and protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its acceptance and administration of this Agreement and the exercise and performance of its duties hereunder, in each case in reliance upon any Right Certificate or certificate for Preferred Shares or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, instruction, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged by the proper Person or Persons, or otherwise upon the advice of counsel as set forth in Section 20. The Rights Agent shall not be deemed to have knowledge of any event of which it was supposed to receive notice thereof hereunder, and the Rights Agent shall be fully protected and shall incur no liability for failing to take action in connection therewith, unless and until it has received such notice in writing.

Notwithstanding anything in this Agreement to the contrary, in no event will the Rights Agent be liable for special, punitive, indirect, incidental or consequential loss or damage of any kind whatsoever (including lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

19.Merger or Consolidation or Change of Name of Rights Agent. Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any Person succeeding to the stock transfer or other stockholder services business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided that such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 21. The purchase of all or substantially all of the Rights Agent’s assets employed in the performance of transfer agent activities shall be deemed a merger or consolidation for purposes of this Section 19. If, at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned. If, at that time, any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent. In all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

If, at any time, the name of the Rights Agent changes and any of the Right Certificates have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned. If, at that time, any of the Right Certificates have not been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name. In all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

20.Rights and Duties of Rights Agent. The Rights Agent undertakes to perform only the duties and obligations expressly set forth in this Agreement and no implied duties or obligations shall be read into this Agreement against the Rights Agent. The Rights Agent shall perform its duties and obligations hereunder upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:

20.1The Rights Agent may consult with legal counsel (who may be legal counsel for the Company or an employee or legal counsel of the Rights Agent), and the advice or opinion of such counsel shall be full and complete authorization and protection to the Rights Agent and the Rights Agent shall incur no liability for or in respect of as to any action taken or omitted by it in the absence of bad faith and in accordance with such advice or opinion.

20.2Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking, suffering or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof is specifically prescribed herein) may be deemed to be conclusively proved and established by a certificate signed by a Person reasonably believed by the Rights Agent to be any one of the Chief Executive Officer, the Chairman of the Board of Directors, the President, a Vice President, the Treasurer or the Secretary of the Company and delivered to the Rights Agent, and such certificate shall be full authorization to the Rights Agent and the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted to be taken by it under the provisions of this Agreement in reliance upon such certificate. The Rights Agent shall have no duty to act without such a certificate as set forth in this Section 20.2.

20.3The Rights Agent shall be liable to the Company and any other Person hereunder only for its own gross negligence, bad faith or willful misconduct (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction).  Notwithstanding anything in this Agreement to the contrary, any liability of the Rights Agent under this Agreement will be limited to the amount of annual fees paid by the Company to the Rights Agent during the 12 months immediately preceding the event for which recovery from the Rights Agent is being sought.

20.4The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Right Certificates (except as to its countersignature thereof) or be required to verify the same. All such statements and recitals are and shall be deemed to have been made by the Company only.

20.5The Rights Agent shall not have any liability for or be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the legality or validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any determination by the Board of Directors with respect to the Rights or breach by the Company of any covenant or failure by the Company to satisfy any condition contained in this Agreement or in any Right Certificate; nor shall it be liable or responsible for any modification by or order of any court, tribunal or governmental authority in connection with the foregoing, any change in the exercisability of the Rights or any adjustment required under the provisions of Sections 11 or 13 or for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after receipt of a certificate furnished pursuant to Section 12 describing such adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Preferred Shares to be issued pursuant to this Agreement or any Right Certificate or as to whether any Preferred Shares will, when so issued, be validly authorized and issued, fully paid, and non-assessable.

20.6The Rights Agent shall not be liable or responsible for any failure of the Company to comply with any of its obligations relating to any registration statement filed with the Securities and Exchange Commission or this Agreement, including, without limitation, obligations under applicable regulation or law.

20.7The Rights Agent shall not have any duty or responsibility in the case of the receipt of any written demand from any holder of Rights with respect to any action or default by the Company, including, without limiting the generality of the foregoing, any duty or responsibility to initiate or attempt to initiate any proceedings at law or otherwise or to make any demand upon the Company.

20.8The Company agrees that it will perform, execute, acknowledge and deliver, or cause to be performed, executed, acknowledged and delivered, all such further and other acts, instruments and assurances as may reasonably be required or reasonably requested by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

20.9The Rights Agent is hereby authorized and directed to accept written instructions with respect to the performance of its duties hereunder and certificates delivered pursuant to any provision hereof from any Person reasonably believed by the Rights Agent to be any one of the Chairman of the Board, the Chief Executive Officer, the President, a Vice President, the Treasurer or the Secretary of the Company, and to apply to such officers for advice or instructions in connection with its duties under this Agreement, and such advice or instructions shall provide full authorization and protection to the Rights Agent, and the Rights Agent shall not be liable for any action taken, suffered or omitted to be taken by it in accordance with the written advice or instructions of any such officer or for any delay in acting while waiting for these instructions.  The Rights Agent shall be fully authorized and protected in relying upon the most recent advice or instructions received by any such officer.  Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken or omitted by the Rights Agent with respect to its duties or obligations under this Agreement.

20.10The Rights Agent and any affiliate, stockholder, director, officer, agent, representative or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company, or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company, or otherwise act as fully and freely as though it were not the Rights Agent under this Agreement, in each case in compliance with applicable laws. Nothing herein shall preclude the Rights Agent and such other Persons from acting in any other capacity for the Company or for any other legal entity.

20.11The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents. The Rights Agent shall not be answerable or accountable for any act, omission, default, neglect, or misconduct of any such attorneys or agents or for any loss to the Company or any other Person resulting from any such act, omission, default, neglect or misconduct, absent gross negligence or bad faith in the selection and continued employment of such attorneys or agents thereof (which gross negligence or bad faith must be determined by a final, non-appealable judgment of a court of competent jurisdiction).

20.12No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if the Rights Agent believes that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

20.13The Rights Agent shall not be required to take notice or be deemed to have notice of any fact, event or determination (including any dates or events defined in this Agreement or the designation of any Person as an Acquiring Person, Affiliate or Associate or whether any Requesting Person has been designated as an Exempt Person) under this Agreement unless and until the Rights Agent shall be specifically notified in writing by the Company of such fact, event or determination, and all notices or other instruments required by this Agreement to be delivered to the Rights Agent must, in order to be effective, be received by the Rights Agent as specified in Section 26, and in the absence of such notice so delivered, the Rights Agent may conclusively assume no such event or condition exists.

20.14The Rights Agent shall have no responsibility to the Company or any holders of the Right Certificates for interest or earnings on any moneys held by the Rights Agent pursuant to this Agreement.

21.Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon 30 days’ notice in writing mailed to the Company and, in the event that the Rights Agent or one of its Affiliates is not also the transfer agent for the Company in accordance with Section 26 hereof, to each transfer agent of the Common Shares and the Preferred Shares, if known to the Rights Agent, by first class mail, postage prepaid. The Company may remove the Rights Agent or any successor Rights Agent upon 30 days’ notice in writing, mailed to the Rights Agent or successor Rights Agent in accordance with Section 26 hereof, as the case may be, and to each transfer agent of the Common Shares and the Preferred Shares by registered or certified mail, and, after the Distribution Date, to the holders of the Right Certificates by first-class mail. In the event that the transfer agency relationship in effect between the Company and the Rights Agent terminates, the Rights Agent will be deemed to have resigned automatically and be discharged from its duties as Rights Agent under this Agreement as of the effective date of such termination, and the Company shall be responsible for sending any required notice. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of 30 days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent, then the incumbent Rights Agent or registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (i) a Person (other than a natural person) organized and doing business under the laws of the United States or of any state of the United States, in good standing, which is authorized under such laws to exercise stock transfer powers, is subject to supervision or examination by federal or state authority, and has, along with its Affiliates, at the time of its appointment as Rights Agent a combined capital and surplus of at least $50 million or (ii) an Affiliate of a Person described in clause (i) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed, and the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and shall execute and deliver any further assurance, conveyance, act or deed necessary for the purpose but such predecessor Rights Agent shall not be required to make any additional expenditure or assume any additional liability in connection with the foregoing, and shall thereafter be discharged from all duties and obligations hereunder. Not later than the effective date of any such appointment the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Shares and the Preferred Shares, and, after the Distribution Date, mail a notice in writing to the registered holders of the Right Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

22.Issuance of New Right Certificates. Notwithstanding any of the provisions of this Agreement or of the Right Certificates to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of Common Shares following the Distribution Date and prior to the earlier of the Redemption Date and the Final Expiration Date, the Company may, with respect to Common Shares so issued or sold, issue Right Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, that no such Right Certificates may be issued if, and to the extent that, the Company, in its sole discretion, determines that such issuance would jeopardize or endanger the value or availability to the Company of the Tax Attributes or otherwise create a significant risk of material adverse tax consequences to the Company.

23.Redemption.

23.1The Board of Directors may, at its option, at any time prior to the earlier to occur of (i) the Close of Business on the tenth day following the Stock Acquisition Date (or, if the tenth day following the Stock Acquisition Date occurs before the Record Date, the Close of Business on the Record Date) and (ii) the Final Expiration Date, redeem all, but not less than all, of the then outstanding Rights at a redemption price of $0.001 per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (the “Redemption Price”). The redemption of the Rights by the Board of Directors may be made effective at such time, on such basis and subject to such conditions as the Board of Directors in its sole discretion may establish.

23.2Immediately upon the time of the effectiveness of the redemption of the Rights or such earlier time as may be determined by the Board of Directors in the action ordering such redemption (although not earlier than the time of such action) (the “Redemption Date”), and without any further action and without any notice, the right to exercise the Rights shall terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price. The Company shall promptly give public notice of any such redemption (with prompt written notice to the Rights Agent); provided, that the failure to give, or any defect in, any such notice shall not affect the validity of such redemption. Within ten Business Days after action of the Board of Directors ordering the redemption of the Rights, the Company shall mail, or cause the Rights Agent to mail (at the expense of the Company), a notice of redemption to the holders of the then outstanding Rights at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Shares. Any notice mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. If the payment of the Redemption Price is not included with such notice, each such notice shall state the method by which the payment of the Redemption Price will be made. Neither the Company nor any of its Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in this Section 23 or in Section 24, other than in connection with the purchase of Common Shares prior to the Distribution Date.

24.Exchange.

24.1The Board of Directors may, at its option, at any time after a Stock Acquisition Date, mandatorily exchange all or part of the then outstanding and exercisable Rights (which excludes Rights that have become void pursuant to Section 11.1.2) for Common Shares at an exchange ratio of one Common Share per one one-thousandth of a Preferred Share represented by a Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (the “Exchange Ratio”). From and after the occurrence of an event specified in Section 13.1, any Right that theretofore has not been exchanged pursuant to this Section 24 shall thereafter be exercisable only in accordance with Section 13 and may not be exchanged pursuant to this Section 24. The exchange of the Rights by the Board of Directors may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish.

24.2Immediately upon the action of the Board of Directors ordering the exchange of any Rights pursuant to Section 24.1, and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of Common Shares equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give reasonably detailed written notice of any such exchange to the Rights Agent, and shall promptly give public notice of any such exchange; provided, that the failure to give, or any defect in, any such notice shall not affect the validity of such exchange. Within ten Business Days after action by the Board of Directors ordering the exchange of any Rights pursuant to Section 24.1, the Company shall mail, or cause the Rights Agent to mail, a notice of any such exchange to the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the Common Shares for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become void pursuant to the provisions of Section 11.1.2) held by each holder of Rights.

24.3In any exchange pursuant to this Section 24, the Company, at its option, may substitute Preferred Shares or Common Stock Equivalents for Common Shares exchangeable for Rights at the initial rate of one one-thousandth of a Preferred Share (or an appropriate number of Common Stock Equivalents) for each Common Share, as appropriately adjusted.

24.4If there shall not be sufficient Common Shares, Preferred Shares or Common Stock Equivalents authorized but unissued to permit any exchange of Rights as contemplated in accordance with this Section 24, the Company shall use its reasonable efforts to authorize additional Common Shares, Preferred Shares or Common Stock Equivalents for issuance upon exchange of the Rights.

24.5The Company shall not be required to issue fractions of Common Shares or to distribute certificates which evidence fractional Common Shares. In lieu of issuing fractional Common Shares, the Company may instead pay to the registered holders of the Right Certificates with regard to which such fractional Common Shares would otherwise be issuable an amount in cash equal to the same fraction of the current per share market value of a whole Common Share. For the purposes of this Section 24.5, the current per share market value of a whole Common Share shall be the closing price of a Common Share (as determined pursuant to the second sentence of Section 11.4.1) for the Trading Day immediately prior to the date of exchange pursuant to this Section 24.

24.6Notwithstanding anything in this Section 24 to the contrary, the exchange of the Rights may be made effective at such time, on such basis and subject to such conditions as the Board of Directors in its sole discretion may establish. Without limiting the preceding sentence, the Board of Directors may (i) in lieu of issuing Common Shares or any other securities contemplated by this Section 24 to the Persons entitled thereto in connection with the exchange (such Persons, the “Exchange Recipients,” and such shares and other securities, together with any dividends or distributions made on such shares or other securities, the “Exchange Property”) issue, transfer or deposit the Exchange Property to or into a trust or other entity (the “Trust”) created upon such terms as the Board of Directors may determine to hold all or a portion of the Exchange Property for the benefit of the Exchange Recipients, (ii) permit the Trust to exercise all of the rights that a stockholder of record would possess with respect to any shares deposited in the Trust and (iii) direct that all holders of Rights entitled to receive Exchange Property shall be entitled to receive such Exchange Property only from the Trust and only upon compliance with the relevant terms and provisions of the Trust and subject to such conditions as the Board of Directors in its sole discretion may establish.  Prior to effecting an exchange of Rights, the Company may require (or cause the trustee or other governing body of the Trust to require), as a condition thereof, that any Exchange Recipient provide evidence that it is not an Acquiring Person, including evidence of the identity of the current or former Beneficial Owners thereof and their Affiliates and Associates. If any Person shall fail to comply with any request to provide such evidence, the Company shall be entitled conclusively to deem the Rights held by such Person to be null and void pursuant to Section 11.1.2 and not transferable or exercisable or exchangeable in connection herewith. In the event that the Board of Directors determines, before the Distribution Date, to effect an exchange, the Board of Directors may delay the occurrence of the Distribution Date to such time as the Board of Directors deems advisable.

25.Notice of Certain Events.

25.1If the Company shall after the Distribution Date propose (i) to pay any dividend payable in stock of any class to the holders of its Preferred Shares or to make any other distribution to the holders of its Preferred Shares (other than a regular quarterly cash dividend); (ii) to offer to the holders of its Preferred Shares rights or warrants to subscribe for or to purchase any additional Preferred Shares or shares of stock of any class or any other securities, rights or options; (iii) to effect any reclassification of its Preferred Shares (other than a reclassification involving only the subdivision of outstanding Preferred Shares); (iv) to effect any consolidation or merger into or with any other Person, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of 50% or more of the assets or Earning Power of the Company and its Subsidiaries (taken as a whole) to any other Person; (v) to effect the liquidation, dissolution or winding-up of the Company; or (vi) to declare or pay any dividend on the Common Shares payable in Common Shares, or to effect a subdivision, combination or consolidation of the Common Shares (by reclassification or otherwise than by payment of dividends in Common Shares), then, in each such case, the Company shall give to each holder of a Right Certificate and the Rights Agent, in accordance with Section 26, a reasonably detailed notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, or distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution or winding-up is to take place and the date of participation therein by the holders of the Common Shares or Preferred Shares or both, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least ten days prior to the record date for determining holders of the Preferred Shares for purposes of such action, and in the case of any such other action, at least ten days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the Common Shares or Preferred Shares or both, whichever shall be the earlier.

25.2The Company shall, as soon as practicable after a Stock Acquisition Date, give to the Rights Agent and each holder of a Right Certificate, in accordance with Section 26, a notice that describes the transaction in which a Person became an Acquiring Person and the consequences of the transaction to holders of Rights under Section 11.1.2.

26.Notices. Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company shall be sufficiently given or made if in writing and when sent by overnight delivery service or first-class mail, postage prepaid, properly addressed (until another address is filed in writing with the Rights Agent) as follows:

LSB Industries, Inc.

3503 NW 63rd Street, Suite 500

Oklahoma City, OK
Attention: Michael J. Foster

with a copy (which shall not constitute notice) to:

Kirkland & Ellis LLP

601 Lexington Avenue

New York, NY 10022

Telephone: (212) 446-4800

Attention: Todd Maynes, P.C. and Shaun Mathew, P.C.

Subject to the provisions of Section 21, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent shall be deemed given upon receipt and shall be sufficiently given or made if in writing when sent by overnight delivery service or registered or certified mail properly addressed (until another address is filed in writing with the Company) as follows:

Computershare Trust Company, N.A.

150 Royall Street

Canton, MA 02021

Attention: Client Services

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Right Certificate shall be sufficiently given or made if in writing, when sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

27.Supplements and Amendments. The Company may from time to time, and the Rights Agent shall if the Company so directs in writing, supplement or amend this Agreement without the approval of any holders of Right Certificates in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, or to make any change to or delete any provision hereof or to adopt any other provisions with respect to the Rights which the Company may deem necessary or desirable; provided, that, at any time after the Close of Business on the tenth day following the Stock Acquisition Date (or, if the tenth day following the Stock Acquisition Date occurs before the Record Date, the Close of Business on the Record Date), this Agreement shall not be amended or supplemented in any manner which would adversely affect the interests of the holders of Rights (other than an Acquiring Person and its Affiliates and Associates). For the avoidance of doubt, the Company shall be entitled to adopt and implement such procedures and arrangements (including with third parties) as it may deem necessary or desirable to facilitate the exercise, exchange, trading, issuance or distribution of the Rights (and Preferred Shares) as contemplated hereby and to ensure that an Excluded Person does not obtain the benefits thereof, and amendments in respect of the foregoing shall not be deemed to adversely affect the interests of the holders of Rights. Any supplement or amendment authorized by this Section 27 will be evidenced by a writing signed by the Company and the Rights Agent, subject to certification by any of the officers of the Company listed in Section 20.2 that any such supplement or amendment complies with this Section 27. Notwithstanding anything in this Agreement to the contrary, the Rights Agent shall not be required to execute any supplement or amendment to this Agreement that it has determined would adversely affect its own rights, duties, obligations or immunities hereunder.  No supplement or amendment to this Agreement shall be effective unless duly executed by the Rights Agent.

28.Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

29.Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any Person or entity other than the Company, the Rights Agent and the registered holders of the Right Certificates any legal or equitable right, remedy or claim under this Agreement. This Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates.

30.Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, that if such excluded provision shall affect the rights, immunities, liabilities, duties or obligations of the Rights Agent, the Rights Agent shall be entitled to resign immediately upon written notice to the Company.

31.Governing Law. This Agreement and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts to be made and performed entirely within the State of Delaware; provided, that all provisions regarding the rights, duties, liabilities and obligations of the Rights Agent shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within the State of New York.

32.Counterparts. This Agreement may be executed in any number of counterparts, and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.  A signature to this Agreement transmitted electronically shall have the same authority, effect and enforceability as an original signature.

33.Descriptive Headings and Construction. Descriptive headings of the sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof. In this Agreement, (i) the word “including” (in its various forms) means “including, without limitation,” and (ii) the words “hereunder,” “hereof,” “hereto” and words of similar import are references to this Agreement as a whole and not to any particular provision of this Agreement.

34.Administration. Other than with respect to rights, duties, obligations and immunities of the Rights Agent, the Board of Directors, or a duly authorized committee of the Board of Directors, shall have the exclusive power and authority to administer and interpret the provisions of this Agreement and to exercise all rights and powers specifically granted to the Board of Directors or the Company or as may be necessary or advisable in the administration of this Agreement. All such actions, calculations, determinations and interpretations which are done or made by the Board of Directors, or a duly authorized committee of the Board of Directors, in good faith shall be final, conclusive and binding on the Company, the Rights Agent, holders of the Rights and all other parties and shall not subject the Board of Directors, or a duly authorized committee of the Board of Directors, to any liability to the holders of the Rights. The Rights Agent is entitled always to assume that the Board of Directors, or a duly authorized committee of the Board of Directors, as applicable, acted in good faith and shall be fully protected and incur no liability in reliance thereon.

35.Force Majeure.  Notwithstanding anything to the contrary contained herein, the Rights Agent shall not be liable for any delays or failures in performance resulting from acts beyond its reasonable control including acts of God, terrorist acts, pandemics, shortage of supply, breakdowns or malfunctions, interruptions or malfunction of any utilities, communications, or computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war, or civil unrest.

36.Process to Seek Exemption.  Any Person who desires to effect any acquisition of Common Shares that might, if consummated, result in such Person beneficially owning 4.9% or more of the Common Shares then outstanding (such Person, a “Requesting Person”) may request that the Board of Directors grant an exemption with respect to such acquisition under this Agreement so that such Person would be deemed to be an Exempt Person for purposes of this Agreement (such request, an “Exemption Request”). An Exemption Request shall be in proper form and shall be delivered by registered mail, return receipt requested, to the Secretary of the Company at the principal executive office of the Company. The Exemption Request shall be deemed made upon receipt by the Secretary of the Company. To be in proper form, an Exemption Request shall set forth (i) the name and address of the Requesting Person, (ii) the number and percentage of Common Shares then Beneficially Owned by the Requesting Person, together with all Affiliates and Associates of the Requesting Person and (iii) a reasonably detailed description of the transaction or transactions by which the Requesting Person would propose to acquire Beneficial Ownership of Common Shares aggregating 4.9% or more of the Common Shares then outstanding and the maximum number and percentage of Common Shares that the Requesting Person proposes to acquire. The Board of Directors shall endeavor to respond to an Exemption Request within 20 Business Days after receipt of such Exemption Request; provided, that the failure of the Board of Directors to make a determination within 20 Business Days after receipt of an Exemption Request shall be deemed to constitute denial by the Board of Directors of the Exemption Request. The Requesting Person shall respond promptly to reasonable and appropriate requests for additional information from the Company or the Board of Directors and its advisors to assist the Board of Directors in making its determination. The Board of Directors shall only grant an exemption in response to an Exemption Request if it receives, at the request of the Board of Directors, a report from the Company’s advisors to the effect that the acquisition of Beneficial Ownership of Common Shares by the Requesting Person does not create a significant risk of material adverse tax consequences to the Company or the Board of Directors otherwise determines in its sole and absolute discretion that the exemption is in the best interests of the Company. Any exemption granted hereunder may be granted in whole or in part, and may be subject to limitations or conditions (including a requirement that the Requesting Person agree that it will not acquire Beneficial Ownership of Common Shares in excess of the maximum number and percentage of shares approved by the Board of Directors), in each case as and to the extent the Board of Directors shall determine necessary or desirable to provide for the protection of the Company’s Tax Attributes. Any Exemption Request may be submitted on a confidential basis and, except to the extent required by applicable law, the

Company shall maintain the confidentiality of such Exemption Request and the determination of the Board of Directors with respect thereto, unless the information contained in the Exemption Request or the determination of the Board of Directors with respect thereto otherwise becomes publicly available. The Exemption Request shall be considered and evaluated by the directors who are independent of the Requesting Person and disinterested with respect to the Exemption Request and the action of a majority of such directors shall be deemed to be the determination of the Board of Directors for purposes of such Exemption Request. The Company shall notify the Rights Agent of any exemption granted under this Section 36.

[Signature Pages Follow]

The parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

LSB INDUSTRIES, INC.

By:	/s/ Cheryl Maguire
Name:	Cheryl Maguire
Title:	Chief Financial Officer

[Signature Page to Section 382 Rights Agreement]

The parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

COMPUTERSHARE TRUST COMPANY, N.A.

By:	/s/ Kathy Heagerty
Name:	Kathy Heagerty
Title:	Vice President and Manger

[Signature Page to Section 382 Rights Agreement]

EXHIBIT A

FORM

of

CERTIFICATE OF DESIGNATIONS

of

SERIES [G] CLASS C PREFERRED STOCK

of

LSB INDUSTRIES, INC.

(Pursuant to Section 151 of the Delaware General Corporation Law)

LSB Industries, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), hereby certifies that the following resolution was adopted by the Board of Directors of the Corporation (the “Board of Directors”) as required by Section 151 of the General Corporation Law on July 2, 2020:

RESOLVED, that pursuant to the authority vested in the Board of Directors in accordance with the provisions of the Restated Certificate of Incorporation of the Corporation, a series of Class C Preferred Stock, no par value, of the Corporation be and it hereby is created, and that the designation and amount thereof and the powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof are as follows:

Section 1.

Designation and Amount. The shares of this series shall be designated as Series [G] Class C Preferred Stock (the “Series [G] Class C Preferred Stock”), and the number of shares constituting the Series [G] Class C Preferred Stock shall be [●].  Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series [G] Class C Preferred

Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series [G] Class C Preferred Stock.

Section 2.	Dividends and Distributions.
(A)

Subject to the rights of the holders of any shares of any series of preferred stock of the Corporation (including Preferred Stock, par value $100 per share and Class C Preferred Stock, no par value, the “Preferred Stock”) (or any other stock of the Corporation) ranking prior and superior to the Series [G] Class C Preferred Stock with respect to dividends, the holders of shares of Series [G] Class C Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the last day of March, June, September and December in each year (each such date a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series [G] Class C Preferred Stock, in an amount (if any) per share (rounded to the nearest cent), subject to the provision for adjustment hereinafter set forth, equal to 1,000 multiplied by the aggregate per share amount of all cash dividends, and 1,000 multiplied by the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of common stock, par value $0.10 per share, of the Corporation (the “Common Stock”) or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise) declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series [G] Class C Preferred Stock.  In the event that the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series [G] Class C Preferred Stock were entitled immediately prior to such event under the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B)

The Corporation shall declare a dividend or distribution on the Series [G] Class C Preferred Stock as provided in paragraph (A) of this Section 2 immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock).

(C)

Dividends due pursuant to paragraph (A) of this Section 2 shall begin to accrue and be cumulative on outstanding shares of Series [G] Class C Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series [G] Class C Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series [G] Class C Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series [G] Class C Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

Section 3.	Voting Rights. The holders of shares of Series [G] Class C Preferred Stock shall have the following voting rights:
(A)

Subject to the provision for adjustment hereinafter set forth, each share of Series [G] Class C Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event that the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series [G] Class C Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B)

Except as otherwise provided in the Restated Certificate of Incorporation of the Corporation (the “Certificate of Incorporation”), including any other Certificate of Designations creating a series of Preferred Stock or any similar stock, or by law, the holders of shares of Series [G] Class C Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

(C)

Except as set forth herein, or as otherwise required by law, holders of Series [G] Class C Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

Section 4.	Certain Restrictions.
(A)

Whenever quarterly dividends or other dividends or distributions payable on the Series [G] Class C Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series [G] Class C Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

(i)declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding‑up) to the Series [G] Class C Preferred Stock;

(ii)declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding‑up) with the Series [G] Class C Preferred Stock, except dividends paid ratably on the Series [G] Class C Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled; or

(iii)redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding‑up) to the Series [G] Class C Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (as to dividends and upon dissolution, liquidation or winding‑up) to the Series [G] Class C Preferred Stock.

(B)

The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

Section 5.

Reacquired Shares. Any shares of Series [G] Class C Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. The Corporation shall take all such actions as are necessary to cause all such shares to become authorized but unissued shares of Preferred Stock that may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein or in the Certificate of Incorporation, including any Certificate of Designations creating a series of Preferred Stock or any similar stock, or as otherwise required by law.

Section 6.	Liquidation, Dissolution or Winding‑Up.
(A)

Upon any liquidation, dissolution or winding‑up of the Corporation, voluntary or otherwise, no distribution shall be made to the holders of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding‑up) to the Series [G] Class C Preferred Stock unless, prior thereto, the holders of Series [G] Class C Preferred Stock shall have received an amount per share (the “Series [G] Class C Liquidation Preference”) equal to an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1,000 multiplied by the aggregate amount to be distributed per share to holders of shares of Common Stock plus an amount equal to any accrued and unpaid dividends. In the event that the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series [G] Class C Preferred Stock were entitled immediately prior to such event under the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B)

If there are not sufficient assets available to permit payment in full of the Series [G] Class C Liquidation Preference and the liquidation preferences of all other classes and series of stock of the Corporation, if any, that rank on a parity with the Series [G] Class C Preferred Stock in respect thereof, then the assets available for such distribution shall be distributed ratably to the holders of the Series [G] Class C Preferred Stock and the holders of such parity shares in proportion to their respective liquidation preferences.

(C)Neither the merger or consolidation of the Corporation into or with another entity nor the merger or consolidation of any other entity into or with the Corporation shall be deemed to be a liquidation, dissolution or winding‑up of the Corporation within the meaning of this Section 6.

Section 7.

Consolidation, Merger, Etc. If the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series [G] Class C Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1,000 multiplied by the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event that the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series [G] Class C Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 8.

Amendment. While any Series [G] Class C Preferred Stock is issued and outstanding, the Certificate of Incorporation shall not be amended in any manner, including in a merger or consolidation, which would alter, change or repeal the powers, preferences or special rights of the Series [G] Class C Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series [G] Class C Preferred Stock, voting together as a single class.

Section 9.

Rank. The Series [G] Class C Preferred Stock shall rank, with respect to the payment of dividends and upon liquidation, dissolution and winding‑up, junior to all other series of Preferred Stock, unless the terms of any such series shall provide otherwise, and shall rank senior to the Common Stock as to such matters.

IN WITNESS WHEREOF, this Certificate of Designations is executed on behalf of the Corporation by its duly authorized officer this __ day of July 2020.

LSB INDUSTRIES, INC.

By:
Name:
Title:

EXHIBIT B

Form of Right Certificate

Certificate No. R-	Rights

NOT EXERCISABLE AFTER THE FINAL EXPIRATION DATE (AS SUCH TERM IS DEFINED IN THE RIGHTS AGREEMENT) OR EARLIER IF REDEMPTION, EXCHANGE OR TERMINATION OCCURS. THE RIGHTS ARE SUBJECT TO REDEMPTION AT $0.001 PER RIGHT AND TO EXCHANGE ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, RIGHTS THAT ARE OR WERE ACQUIRED OR BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR ANY ASSOCIATES OR AFFILIATES THEREOF (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT), OR ANY SUBSEQUENT HOLDER OF SUCH RIGHTS, MAY BECOME NULL AND VOID.

Right Certificate

LSB INDUSTRIES, INC.

This certifies that                                                        , or his, her or its registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Section 382 Rights Agreement (as may be amended from time to time, the “Rights Agreement”), dated as of July [2], 2020, between LSB Industries, Inc., a Delaware corporation (the “Company”), and Computershare Trust Company, N.A., a federally chartered trust company, as rights agent (or any successor rights agent) (the “Rights Agent”), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to the Final Expiration Date (as such term is defined in the Rights Agreement) or earlier under certain circumstances set forth in the Rights Agreement, at the office or offices of the Rights Agent designated for such purpose, or at the office of its successor as Rights Agent, one one-thousandth of a fully paid non-assessable share of Series [G] Class C Preferred Stock, no par value, of the Company (the “Preferred Shares”), at a purchase price of $[10.00] per one one-thousandth of a Preferred Share (the “Purchase Price”), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase properly completed and duly executed, accompanied by such documentation as the Rights Agent may reasonably request. The number of Rights evidenced by this Right Certificate (and the number of one one-thousandths of a Preferred Share which may be purchased upon exercise hereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of July [2], 2020, based on the Preferred Shares as constituted at such date. As provided in the Rights Agreement, the Purchase Price and the number of one one-thousandths of a Preferred Share which may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.

From and after the occurrence of a Stock Acquisition Date (as defined in the Rights Agreement), if the Rights evidenced by this Right Certificate are or were acquired or Beneficially Owned by an Acquiring Person or an Associate or Affiliate of an Acquiring Person, such Rights shall become void, and any holder of such Rights shall thereafter have no right to exercise such Rights.

This Right Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are incorporated herein by this reference and made a part hereof, and to which Rights Agreement reference is made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates. Copies of the Rights Agreement are on file at the principal executive offices of the Company and the office or offices of the Rights Agent designated for such purpose.

This Right Certificate, with or without other Right Certificates, upon surrender at the office or offices of the Rights Agent designated for such purpose, accompanied by such documentation as the Rights Agent may reasonably request, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of Preferred Shares as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.

Subject to the provisions of the Rights Agreement, at the Company’s option, the Rights evidenced by this Certificate (i) may be redeemed by the Company at a redemption price of $0.001 per Right or (ii) may be exchanged in whole or in part for shares of the Company’s common stock, par value $0.10 per share, Preferred Shares, cash, debt securities, or other assets, property or instruments. The shares and other securities transferred as part of the exchange may be transferred to a trust created upon such terms as the Board of Directors of the Company may determine.

No fractional Preferred Shares will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of one one-thousandth of a Preferred Share, which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

No holder of this Right Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Shares or of any other securities of the Company which may at any time be issuable on the exercise or exchange hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised or exchanged as provided in the Rights Agreement.

This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.  Dated as of                         .

Attest:	LSB INDUSTRIES, INC.

By:

Countersigned:

_____________________________

Computershare Trust Company, N.A., Rights Agent

By:
Authorized Signature

Form of Reverse Side of Right Certificate

FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder desires to transfer the Right Certificate.)

FOR VALUE RECEIVED,                                                                           hereby sells, assigns and transfers unto

(Please print name and address of transferee)

this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint _______________________________, Attorney, to transfer the within Right Certificate on the books of the within-named Company, with full power of substitution.

Date:
Signature

Signature Guaranteed:

Signatures must be guaranteed by an eligible guarantor institution (bank, stock broker or savings and loan association with membership in an approved signature medallion program).

----------------------------------------------------------------

The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not Beneficially Owned by, were not acquired by the undersigned from, and are not being assigned to an Acquiring Person or an Affiliate or Associate thereof and are not issued with respect to Common Shares underlying a Derivative Position described in the definition of Beneficial Owner (as such terms are defined in the Rights Agreement).

Signature

----------------------------------------------------------------

Form of Reverse Side of Right Certificate -- continued

FORM OF ELECTION TO PURCHASE

(To be executed if holder desires to exercise the Right Certificate.)

TO LSB INDUSTRIES, INC.:

The undersigned hereby irrevocably elects to exercise _______________ Rights represented by this Right Certificate to purchase the Preferred Shares issuable upon the exercise of such Rights and requests that certificates for such Preferred Shares be issued in the name of:

Please insert Social Security or other identifying number:

.

(Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

Please insert Social Security or other identifying number:

.

(Please print name and address)

Dated:	,
Signature

(Signature must conform to the holder specified on the Right Certificate)

Signature Guaranteed:

Signatures must be guaranteed by an eligible guarantor institution (bank, stock broker or savings and loan association with membership in an approved signature medallion program).

Form of Reverse Side of Right Certificate -- continued

The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not Beneficially Owned by, were not acquired by the undersigned from, and are not being assigned to an Acquiring Person or an Affiliate or Associate thereof and are not issued with respect to Common Shares underlying a Derivative Position described in the definition of Beneficial Owner (as such terms are defined in the Rights Agreement).

Signature

----------------------------------------------------------------

NOTICE

The signature in the foregoing Forms of Assignment and Election to Purchase must conform to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

In the event that the certification set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, is not completed, such assignment or election to purchase will not be honored.

EXHIBIT C

UNDER CERTAIN CIRCUMSTANCES, RIGHTS THAT ARE OR WERE ACQUIRED OR BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR ANY ASSOCIATES OR AFFILIATES THEREOF (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT), OR ANY SUBSEQUENT HOLDER OF SUCH RIGHTS, MAY BECOME NULL AND VOID

SUMMARY OF RIGHTS TO PURCHASE

PREFERRED SHARES

On July [2], 2020, the Board of Directors of LSB Industries, Inc. (the “Company”) declared a dividend of one preferred share purchase right (a “Right”) for each outstanding share of common stock, par value $0.10 per share, of the Company (the “Common Shares”), outstanding on July [13], 2020 (the “Record Date”) to the stockholders of record on that date.  Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series [G] Class C Preferred Stock, no par value, of the Company (the “Preferred Shares”), at a price of $[10.00] per one one-thousandth of a Preferred Share represented by a Right (the “Purchase Price”), subject to adjustment.  The description and terms of the Rights are set forth in a Section 382 Rights Agreement (the “Rights Agreement”), dated as of July [2], 2020, between the Company and Computershare Trust Company, N.A., a federally chartered trust company, as Rights Agent. Capitalized terms used but not defined in this summary have the meanings ascribed to such terms in the Rights Agreement.

The Rights Agreement is intended to, among other things, avoid an “ownership change” within the meaning of Section 382 of the Internal Revenue Code of 1986, as amended, and thereby preserve the ability of the Company to utilize certain net operating loss carryovers and other tax attributes of the Company and its subsidiaries.

Until the earlier to occur of (i) the Close of Business on the tenth day following the acquisition of Beneficial Ownership of 4.9% or more of the outstanding Common Shares (including ownership of a Derivative Position) by a Person or group of affiliated or associated Persons (an “Acquiring Person”) (or, in the event that an exchange is effected in accordance with Section 24 of the Rights Agreement and the Board of Directors determines that a later date is advisable, then such later date) and (ii) ten Business Days (or such later date as may be determined by action of the Board of Directors prior to such time as any Person becomes an Acquiring Person) following the commencement of a tender offer or exchange offer the consummation of which would result in the Beneficial Ownership by a Person or group of 4.9% or more of the outstanding Common Shares (the earlier of such dates, the “Distribution Date”), the Rights will be evidenced by Common Share certificates with a copy of this Summary of Rights attached thereto (unless such Rights are recorded in book-entry); provided, that each certificate (or other evidence of book-entry or other uncertificated ownership) representing Common Shares outstanding as of the Close of Business on the Record Date evidencing the Rights shall be deemed to incorporate by reference the terms of the Rights Agreement.

A Person shall not be deemed to be an Acquiring Person if such Person, together with all Affiliates and Associates of such Person, at the time of the first public announcement of the Rights Agreement, is a Beneficial Owner of 4.9% or more of the Common Shares then outstanding (a “Grandfathered Stockholder”); provided, that if a Grandfathered Stockholder becomes (other than pursuant to the vesting or exercise of any equity awards issued to a member of the Board of Directors or pursuant to additional grants of any such equity awards to a member of the Board of Directors), after the date of the Rights Agreement, the Beneficial Owner of any additional Common Shares (regardless of whether, thereafter or as a result thereof, there is an increase, decrease or no change in the percentage of Common Shares then outstanding Beneficially Owned by such Grandfathered Stockholder) then such Grandfathered Stockholder shall be deemed to be an Acquiring Person unless, upon such acquisition of Beneficial Ownership of additional Common Shares, such Person is not the Beneficial Owner of 4.9% or more of the Common Shares then outstanding; provided, further, that upon the first decrease of a Grandfathered Stockholder’s Beneficial Ownership below 4.9%, such Grandfathered Stockholder shall no longer be deemed to be a Grandfathered Stockholder. For the avoidance of doubt, in the event that after the time of the first public announcement of the Rights Agreement, any agreement, arrangement or understanding pursuant to which any Grandfathered Stockholder is deemed to be the Beneficial Owner of Common Shares expires, is settled in whole or in part, terminates or no longer confers any benefit to or imposes any obligation on the Grandfathered Stockholder, any direct or indirect replacement, extension or substitution of such agreement, arrangement or understanding with respect to the same or different Common Shares that confers Beneficial Ownership of Common Shares shall be considered the acquisition of Beneficial Ownership of additional Common Shares by the Grandfathered Stockholder and render such Grandfathered Stockholder an Acquiring Person for purposes of the Rights Agreement unless, upon such acquisition of Beneficial Ownership of additional Common Shares, such Person is not the Beneficial Owner of 4.9% or more of the Common Shares then outstanding.

“Beneficial Ownership” shall include any securities (i) which a Person or any of such Person’s Affiliates or Associates (a) would be deemed to actually or constructively own for purposes of Section 382 of the Code or the Treasury Regulations promulgated thereunder, including any coordinated acquisition of securities by any Persons who have a formal or informal understanding with respect to such acquisition (to the extent ownership of such securities would be attributed to such Persons under Section 382 of the Code and the Treasury Regulations promulgated thereunder), (b) beneficially owns, directly or indirectly, within the meaning of Rules 13d-3 or 13d-5 promulgated under the Exchange Act or (c) has the right or ability to vote, or the right to acquire, pursuant to any agreement, arrangement or understanding (except under limited circumstances), (ii) which are directly or indirectly Beneficially Owned by any other Person with which a Person has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of such securities, or changing, obtaining or influencing control of the Company or (iii) which are the subject of, or reference securities for, or that underlie, certain derivative potions of any Person or any such Person’s Affiliates or Associates.

Any Person, together with all Affiliates and Associates of such Person, who proposes to acquire 4.9% or more of the outstanding Common Shares may apply to the Board of Directors in advance for an exemption in accordance with and pursuant to the terms of the Rights Agreement.

The Rights Agreement provides that, until the Distribution Date (or the earlier expiration or redemption of the Rights), the Rights will be transferred with and only with the Common Shares. New Rights will accompany any new Common Shares issued by the Company after the Record Date, until the Distribution Date (or the earlier expiration or redemption of the Rights). Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Share certificates issued after the Record Date or upon transfer or new issuance of Common Shares will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for Common Shares outstanding as of the Record Date, even without such notation or a copy of this Summary of Rights being attached thereto, will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate.  As soon as practicable following the Distribution Date, separate certificates evidencing the Rights (“Right Certificates”) will be mailed to holders of record of the Common Shares as of the Distribution Date, and such separate Right Certificates alone will evidence the Rights (unless such Rights are recorded in book-entry).

The Rights are not exercisable until the Distribution Date. The Rights will expire on the earliest to occur of (i) the Close of Business on the day following the certification of the voting results of the Company’s 2021 annual meeting of stockholders, if at such stockholder meeting a proposal to approve the Rights Agreement has not been passed by the affirmative vote of the majority of the votes cast at the 2021 annual meeting of stockholders or any other meeting of stockholders of the Company duly held prior to such meeting, (ii) the date on which the Board of Directors determines in its sole discretion that (x) the Rights Agreement is no longer necessary for the preservation of material valuable Tax Attributes or (y) the Tax Attributes have been fully utilized and may no longer be carried forward and (iii) the Close of Business on July [2], 2023 (the “Final Expiration Date”).

The Purchase Price payable, and the number of Preferred Shares or other securities or property issuable, upon exercise of the Rights is subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Shares; (ii) upon the grant to holders of the Preferred Shares of certain rights or warrants to subscribe for or purchase Preferred Shares at a price, or securities convertible into Preferred Shares with a conversion price, less than the then current market price of the Preferred Shares; or (iii) upon the distribution to holders of the Preferred Shares of evidences of indebtedness or assets (excluding regular periodic cash dividends paid out of earnings or retained earnings or dividends payable in Preferred Shares) or of subscription rights or warrants (other than those referred to above).

The number of outstanding Rights and the number of Preferred Shares issuable upon exercise of each Right are also subject to adjustment in the event of a stock split of the Common Shares or a stock dividend on the Common Shares payable in Common Shares or subdivisions, consolidations or combinations of the Common Shares occurring, in any such case, prior to the Distribution Date.

Preferred Shares purchasable upon exercise of the Rights will not be redeemable. Each Preferred Share will be entitled to a quarterly dividend payment of 1,000 multiplied by the dividend declared per Common Share. In the event of liquidation, the holders of the Preferred Shares will be entitled to a payment per share equal to 1,000 multiplied by the aggregate payment made per Common Share. Each Preferred Share will have 1,000 votes, voting together with the Common Shares. In the event of any merger, consolidation or other transaction in which Common Shares are exchanged, each Preferred Share will be entitled to receive 1,000 multiplied by the amount received per Common Share.

From and after the time any Person becomes an Acquiring Person, if the Rights evidenced by a Right Certificate are or were acquired or Beneficially Owned by an Acquiring Person or an Associate or Affiliate of an Acquiring Person (as such terms are defined in the Rights Agreement), such Rights shall become void, and any holder of such Rights shall thereafter have no right to exercise such Rights.

If any Person becomes an Acquiring Person, proper provision shall be made so that each holder of a Right, other than Rights Beneficially Owned by the Acquiring Person and its Affiliates and Associates (all of which will thereafter be void), will thereafter have the right to receive upon exercise that number of Common Shares having a market value of two times the exercise price of the Right.  If the Board of Directors so elects, the Company may deliver upon payment of the exercise price of a Right an amount of cash, securities, or other property equivalent in value to the Common Shares issuable upon exercise of a Right.

If, at any time after a Person becomes an Acquiring Person, the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or Earning Power are sold, proper provision will be made so that each holder of a Right will thereafter have the right to receive, upon the exercise thereof at the then current exercise price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction will have a market value of two times the exercise price of the Right.

At any time after any Person becomes an Acquiring Person and prior to the acquisition by any Person or group of a majority of the outstanding Common Shares, the Board of Directors may exchange the Rights (other than Rights owned by such Person or group which have become void), in whole or in part, at an exchange ratio of one Common Share per Right (subject to adjustment).  The shares and other securities transferred as part of the exchange may be transferred to a trust created upon such terms as the Board of Directors of the Company may determine.

With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional Preferred Shares will be issued (other than fractions which are integral multiples of one one-thousandth of a Preferred Share, which may, at the election of the Company, be evidenced by depositary receipts), and in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Shares on the last trading day prior to the date of exercise.

At any time prior to the earlier to occur of (i) the Close of Business on the tenth day following the Stock Acquisition Date (or, if the tenth day following the Stock Acquisition Date occurs before the Record Date, the Close of Business on the Record Date) and (ii) the Final Expiration Date, the Board of Directors may redeem the Rights in whole, but not in part, at a price of $0.001 per Right (the “Redemption Price”). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

The terms of the Rights may be amended by the Board of Directors without the consent of the holders of the Rights.  However, at any time after the Close of Business on the tenth day following the Stock Acquisition Date (or, if the tenth day following the Stock Acquisition Date occurs before the Record Date, the Close of Business on the Record Date), the Rights Agreement shall not be amended or supplemented in any manner which would adversely affect the interests of the holders of Rights (other than an Acquiring Person and its Affiliates and Associates).

Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

A copy of the Rights Agreement has been filed with the Securities and Exchange Commission as an Exhibit to a Current Report on Form 8‑K.  A copy of the Rights Agreement is available free of charge from the Company.  The foregoing summary of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is hereby incorporated herein by reference.

PROXTABULATOR FORTEXAS CAPITAL BANCSHARES, INC.BOX 8016CARY, NC 27512-9903THE BE VOTED AS DIRECTED OR, IF NO DIRECTION ELECTION OF THE DIRECTOR NOMINEES IN ITEM 1 M., Eastern Time, May 1��, 201��.Proxy Card/Voting Instruction Form. Voting Instruction Form. Voting Instruction Form in the provided. Use any touch-tone telephone. Have your Proxy Card/Voting Instruction Form ready. Follow the simple recorded instructions.866-390-5385TELEPHONEINTERNETVOTE Capital Bancshares, Inc. May 1��, 201��March ����, 201��of the Board of Directors Please received by 5:00 P.M., Eastern Time, May 1��, 201��.06 AND12 B. Bartholow, and each of them, as the true and lawful and revocation, and authorizes each of them to vote all that the undersigned is entitled to vote at said meeting upon such other matters as may be properly brought authority upon such true and lawful attorneys to vote in before the meeting and revoking any proxy heretofore PROXY TABULATOR FOR LSB INDUSTRIES, INC. P.O. BOX 8016 CARY, NC 27512-9903 The undersigned hereby appoints Michael J. Foster and Cheryl Maguire, and each of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes each of them to vote all the shares of capital stock of LSB Industries, Inc. that the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED FOR PROPOSALS 1, 2 AND 3. MAIL OR • Mark, sign and date your Proxy Card/Voting Instruction Form. • Detach your Proxy Card/Voting Instruction Form. • Return your Proxy Card/Voting Instruction Form in the postage-paid envelope provided. OR Go To www.proxypush.com/LXU • Cast your vote online. • View Meeting Documents. • Use any touch-tone telephone. • Have your Proxy Card/Voting Instruction Form ready. • Follow the simple recorded instructions. 866-286-3181 TELEPHONE INTERNET VOTE BY: Annual Meeting of LSB Industries, Inc. to be held on Friday, May 14, 2020 for Holders as of March 16, 2020 This proxy is being solicited on behalf of the Board of Directors Please separate carefully at the perforation and return just this portion in the envelope provided. For 3: Say on Pay - An advisory vote on the

LSB INDUSTRIES
P.O. BOX 8016, CARY, NC 27512-9903

YOUR VOTE IS IMPORTANT!
PLEASE VOTE BY:

INTERNET

Go To: www.proxydocs.com/LXU

- Cast your vote online
- Have your Proxy Card ready.
- Follow the simple instructions to record your vote.

PHONE

Call 1-866-286-3181

- Use any touch-tone telephone, 24 hours a day, 7 days a week.
- Have your Proxy Card ready.
- Follow the simple recorded instructions.

MAIL

- Mark, sign and date your Proxy Card.
- Fold and return your Proxy Card Form in the postage-paid envelope provided.

CONTROL NUMBER

<— Please fold here — Do not separate —>

LSB Industries, Inc.

Annual Meeting of Stockholders

For Stockholders as of March 15, 2021

TIME: Friday, May 14, 2021 08:30 AM, Central Daylight Time
PLACE: To be held virtually -- please visit www.proxydocs.com/LXU for additional information on virtual meeting registration.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

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approval of named executive compensation. 2: Proposal to ratify Ernst & Young, LLP as the independent registered public accounting firm for 2020. Date: Friday, May 14, 2020 Time: 8:30 A.M. (Central Daylight Time) Place: 3503 NW 63rd Street, Suite 500, Oklahoma City, Oklahoma 73116 You may also join via teleconference at (201)493-6739. Materials presented at the meeting will be posted at www.lsbindustries.com. If you plan to attend via teleconference, you must vote prior to the meeting via the internet, by mail or by telephone. ANNUAL MEETING OF LSB INDUSTRIES, INC. Please Sign Here Please Date Above Please Sign Here Please Date Above Please sign exactly as your name(s) appears on your stock certificate. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy. Authorized Signatures - This section must be completed for your Instructions to be executed. To attend the meeting and vote your shares in person, please mark this box. For For For For Against Abstain For Against Abstain Directors Recommend Withhold Please make your marks like this: Use dark black pencil or pen only 01 Steven L. Packebush (Class term exp 2023) 02 Diana M. Peninger (Class term exp 2023) 03 Lynn F. White (Class term exp 2023) Board of Directors Recommends a Vote FOR proposals 1, 2 and 3. 1: Election of Directors For Call

LSB Industries, Inc.

Annual Meeting of Stockholders

Please make your marks like this: [X] Use dark black pencil or pen only

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL(S) 1, 2, 3, 4, 5.

	PROPOSAL	YOUR VOTE			BOARD OF DIRECTORS RECOMMENDS
1.	Election of Directors				
		FOR	WITHHOLD		
	To vote for all directors mark here:	☐			
	1.01 Barry H. Golsen, J.D. (Class term expiring 2024)	☐	☐		FOR
	1.02 Kanna Kitamura (Class term expiring 2024)	☐	☐		FOR
	1.03 Richard W. Roedel (Class term expiring 2024)	☐	☐		FOR
		FOR	AGAINST	ABSTAIN	
2.	Proposal to approve the Amended and Restated 2016 Long Term Incentive Plan	☐	☐	☐	FOR
3.	Proposal to ratify the Section 382 Rights Agreement	☐	☐	☐	FOR
4.	Proposal to ratify Ernst & Young, LLP as the independent registered public accounting firm for 2021.	☐	☐	☐	FOR
5.	Say on Pay - An advisory vote on the approval of named executive compensation.	☐	☐	☐	FOR

You must register to attend the meeting online and/or participate at www.proxydocs.com/LXU

Signature (and Title if applicable) ____________ Date ____________ Signature (if held jointly) ____________ Date ____________

Revocable Proxy — LSB Industries, Inc. Annual Meeting of Stockholders May 14, 2020 8:30 a.m. (Central Daylight Time) This Proxy is Solicited on Behalf of the Board of Directors The undersigned hereby appoints Michael J. Foster and Cheryl Maguire and each of them, the undersigned’s proxy, with the full power of substitution, to attend the annual meeting of the stockholders of LSB Industries, Inc. (the “Company”) on May 14, 2020, at 8:30 a.m., Central Daylight Time, at the company’s offices located at 3503 NW 63rd Street, Suite 500, Oklahoma City, Oklahoma 73116, and at any adjournment of that meeting and to vote the undersigned’s shares of the Common Stock, Series B 12% Cumulative Preferred Stock, Series D 6% Cumulative Convertible Preferred Stock and Series F-1 Redeemable Class C Preferred Stock, all of which vote as a single class, as designated on the reverse side. This proxy is revocable and will be voted as directed. However, if no instructions are specified, the proxy will be voted FOR proposals 1, 2 and 3. (CONTINUED AND TO BE SIGNED ON REVERSE SIDE) Please separate carefully at the perforation and return just this portion in the envelope provided.